UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

INTERNATIONAL STEM CELL CORPORATION

(Name of Registrant as Specified in Its Charter)

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☐ No fee required

☒ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INTERNATIONAL STEM CELL CORPORATION

9745 Businesspark Avenue
San Diego, California 92131

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF STOCKHOLDERS OF

INTERNATIONAL STEM CELL CORPORATION

To the Stockholders of International Stem Cell Corporation:

This Information Statement is being furnished to holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of International Stem Cell Corporation, a Delaware corporation (“ISCO,” the “Company,” “we,” “us,” or “our”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, to notify our stockholders of the following action approved by the written consent of the holders of a majority of the voting power of our outstanding capital stock (the “Stockholder Written Consent”) in lieu of a special meeting of stockholders:

Approval of the sale of 100% of the issued and outstanding limited liability company membership interests (the “Interests Sale”) of Lifeline Cell Technology, LLC, a California limited liability company (“LCT”), to American Type Culture Collection, Inc., a District of Columbia corporation (“ATCC” or the “Purchaser”), pursuant to a Membership Interest Purchase Agreement, dated as of July 10, 2026 (the “MIPA”), by and among ATCC, LCT, International Stem Cell Corporation, a California corporation (“ISCO California” or “Intermediate”), and ISCO (the “Transaction”).

The Transaction constitutes the sale of substantially all of the assets of the Company within the meaning of Section 271 of the Delaware General Corporation Law (the “DGCL”) and therefore required the affirmative vote or written consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

On July 10, 2026 (the “Record Date”), stockholders of record holding approximately 62.7% of the voting power of the Company’s outstanding capital stock (the “Consenting Stockholders”) approved the Transaction by executing and delivering the Stockholder Written Consent. No additional stockholder vote or consent is required or being sought in connection with the Transaction.

Under Section 228 of the DGCL, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

This Information Statement is being mailed on or about August 4, 2026 to stockholders of record as of the Record Date. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Transaction may not be consummated until at least 20 calendar days after the date on which this Information Statement is first mailed to stockholders.

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This Information Statement is being furnished to you for informational purposes only. No action is required or requested on your part.

By Order of the Board of Directors,

Andrey Semechkin, PhD

Chief Executive Officer and Co-Chairman of the Board of Directors

August 4, 2026

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SUMMARY

The following summary highlights selected information from this Information Statement. This summary may not contain all of the information that is important to you. For a more complete description of the Transaction and related matters, you should carefully read this entire Information Statement, including the annexes attached hereto. In this Information Statement, unless the context requires otherwise, references to “ISCO,” the “Company,” “we,” “us” and “our” refer to International Stem Cell Corporation, a Delaware corporation.

The Parties

International Stem Cell Corporation. ISCO is a Delaware corporation and SEC reporting company. ISCO is a clinical stage biotechnology company focused on therapeutic and biomedical product development with multiple long-term therapeutic opportunities and two revenue-generating businesses offering potential for increased future revenue. The Company’s common stock is quoted on the OTC under the symbol “ISCO”. ISCO’s principal executive offices are located at 9745 Businesspark Ave, San Diego, California 92131, and its telephone number is (760) 940-6383.

Lifeline Cell Technology, LLC. LCT is a California limited liability company and a wholly owned subsidiary of ISCO (through ISCO California, ISCO’s wholly owned California subsidiary). LCT is engaged in the business of development, manufacture, marketing, and sale of biological materials and reagents, including primary human cells and cell culture media and reagents for scientific research.

American Type Culture Collection, Inc. ATCC is a District of Columbia corporation. ATCC is a private, nonprofit, global biological resource center and standards organization that provides scientists with the biomaterials and resources they need to conduct critical life science research. ATCC supports the scientific community with the world’s largest and most diverse collection of human and animal cell products, as well as molecular genomic tools, microbe products, and biological materials.

The Transaction

Pursuant to the MIPA, ISCO (through ISCO California as Intermediate) will sell 100% of the issued and outstanding limited liability company membership interests of LCT to ATCC (or its designated affiliate), free and clear of all liens other than restrictions under applicable securities laws. Upon consummation of the Transaction, LCT will become a wholly owned subsidiary of ATCC, and ISCO will no longer have any ownership interest in LCT.

Purchase Price

The aggregate purchase price for the Transaction is $25,000,000, subject to adjustment based on estimated net working capital, estimated closing date cash, and estimated closing date indebtedness. At closing, ATCC will pay the closing consideration (the purchase price as adjusted, less the escrow amount) to ISCO in cash, and will deposit $2,500,000 into an indemnity escrow account and $100,000 into an adjustment escrow account, in each case with an escrow agent pursuant to an escrow agreement.

Reasons for the Transaction

The Board of Directors of ISCO (the “Board”) unanimously determined that the Transaction is advisable, fair, and in the best interests of the Company and its stockholders. In reaching this determination, the Board considered, among other things, that the Transaction would better capitalize ISCO and provide greater ability to develop its other products, allow the Company to focus on continued development of its other product lines, and address the Company’s liquidity position. The Board determined not to obtain a fairness opinion with respect to the Transaction due to cost considerations and familiarity with the business.

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Stockholder Approval

Under Section 271 of the DGCL, the sale of all or substantially all of the assets of a Delaware corporation requires the affirmative vote or written consent of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon. The Transaction constitutes a sale of substantially all of the Company’s assets and accordingly required stockholder approval.

On July 10, 2026, the Consenting Stockholders, holding approximately 62.7% of the voting power of the Company’s outstanding capital stock, approved the Transaction by executing and delivering the Stockholder Written Consent pursuant to Section 228 of the DGCL.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to appraisal or dissenters’ rights in connection with a sale of substantially all of a corporation’s assets. Accordingly, ISCO stockholders will not have appraisal or dissenters’ rights in connection with the Transaction.

Regulatory Approvals

The consummation of the Transaction is not conditioned upon the receipt of any governmental or regulatory approvals, other than the absence of any governmental restraint or order prohibiting the Transaction.

Expected Timing

The Transaction is expected to close on the second business day following the satisfaction or waiver of all closing conditions set forth in the MIPA, including the expiration of the 20-calendar-day waiting period following the mailing of this Information Statement. Subject to satisfaction of the closing conditions, we currently expect the Transaction to close in the third quarter of 2026.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations, assumptions, estimates, and projections about our business and our industry. Words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” “could,” “should,” “estimate,” “predict,” “potential,” “continue,” and similar expressions identify forward-looking statements. In addition, any statements that refer to projections of financial performance, anticipated growth, business strategy, and other characterizations of future events or circumstances are forward-looking statements.

Forward-looking statements in this Information Statement include, but are not limited to, statements about:

•	the expected timing and completion of the Transaction;

•	the expected benefits of the Transaction to ISCO and its stockholders;

•	the anticipated use of proceeds from the Transaction;

•	the expected operations and strategy of ISCO following the completion of the Transaction;

•	the expected performance of LCT’s business;

•	general economic and business conditions; and

•	other risks and uncertainties described elsewhere in this Information Statement.

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These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. Our actual results may differ materially from those indicated in these forward-looking statements as a result of various important factors, including, without limitation:

•	the possibility that the Transaction may not be completed on the anticipated timeline or at all;

•	risks related to the satisfaction of closing conditions;

•	potential adverse effects on our business relationships resulting from the announcement or pendency of the Transaction;

•	our ability to execute our business plan following the Transaction;

•	uncertainties as to our ability to successfully deploy the proceeds of the Transaction;

•	general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; and

•	other risks and uncertainties described in our filings with the SEC.

We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this Information Statement. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

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QUESTIONS AND ANSWERS ABOUT THE INTERESTS SALE

The following questions and answers are presented for your convenience and only briefly address some commonly asked questions about the Interests Sale. They may not contain all of the information that is important to you. We urge you to read carefully the entire Information Statement.

Q: Why am I receiving this Information Statement?	A: Applicable laws and securities regulations require us to provide you with notice of the written consent that was delivered to the Company by the stockholder holding a majority of the outstanding shares of common stock of the Company, even though your vote or consent is neither required nor requested to adopt or authorize the MIPA or the Interests Sale. The Board is providing this Information Statement to you pursuant to Section 14(c) of the Exchange Act, solely to inform you of, and provide you with information about, the Interests Sale before it is consummated.

Q: Who is entitled to receive this Information Statement?	A: Stockholders of record as of July 10, 2026, the record date, are entitled to receive this Information Statement and the accompanying notice of stockholder action by written consent, which describes the corporate action that has been approved by the written consent of the stockholders owning approximately 62.7% of the Company’s outstanding shares of common stock.

Q: Am I being asked to vote on the Interests Sale?	A: No, we are not asking you to vote for approval of the Interests Sale or to provide your written consent to the Interests Sale. Your vote or written consent is not required for approval of the Interests Sale because the Interests Sale has been approved by written consent by the stockholder holding a majority of the Company’s outstanding shares of common stock. Under Delaware corporate law, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the stockholders. Therefore, no action by the minority stockholders in connection with the Interests Sale is required.

Q: Did the Board approve and recommend the MIPA?	A: Yes. After careful consideration, the Board unanimously (i) determined and resolved that the MIPA and the consummation of the Interests Sale are in the best interests of the Company and its stockholders and (ii) approved and adopted and recommended to the stockholders in all respects the MIPA and the Interests Sale.

Q: Will there be a stockholder meeting to consider and approve the Interests Sale?	A: No, a stockholder meeting will not be held to consider and approve the Interests Sale. The Interests Sale has already been approved by written consent of the Stockholder holding a majority of the outstanding shares of common stock of the Company.

Q: Will any proceeds be distributed to me as a stockholder?	A: No. The proceeds from the Interests Sale are payable solely to the Company.

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Q: Is the Interests Sale subject to the satisfaction of any conditions?	A: Yes. Before the Interests Sale can be consummated, certain closing conditions must be satisfied or waived. These conditions are described in “The Membership Interest Purchase Agreement” section in this Information Statement. If these conditions are not satisfied or waived, then the Interests Sale will not be consummated even though it has been approved by written consent by the holder of a majority of the outstanding shares of common stock of the Company.
Q: Am I entitled to exercise appraisal rights?	A: No. Appraisal rights are not available to the Company’s stockholders under Delaware law or the Company’s organizational documents in connection with the Interests Sale.
Q: What are the U.S. federal income tax consequences of the Interests Sale?	A: The Interests Sale is entirely a corporate action. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes solely as a result of the Interests Sale. The Interests Sale likely will be treated as a sale of assets for US. federal income tax purposes.
Q: What should I do now?	A: No action by you is required. However, we urge you to read this Information Statement carefully.
Q: Who can help answer my questions?	A: If you have questions about the Interests Sale or would like additional copies of this Information Statement, without charge, then you should contact us as follows:
International Stem Cell Corporation 9745 Businesspark Ave San Diego, California 92131 Attention: Corporate Secretary Telephone: (760) 940-6383

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THE TRANSACTION

General Description

Pursuant to the MIPA, ISCO (through ISCO California, its wholly owned California subsidiary, as sole member of LCT) will sell, transfer, and deliver 100% of the issued and outstanding limited liability company membership interests of LCT to ATCC (or its designated affiliate), free and clear of all liens other than restrictions under applicable securities laws. Upon consummation of the Transaction, LCT will become a wholly owned subsidiary of ATCC and ISCO will no longer have any ownership interest in LCT. ISCO will continue as an operating company following the closing of the Transaction.

Structure

The Transaction is structured as a sale of 100% of the membership interests of LCT rather than as a merger or a direct asset sale. ISCO California is the sole member of LCT and owns 100% of the issued and outstanding LLC interests in LCT. ISCO California is wholly owned by ISCO (the Delaware parent corporation). The MIPA provides that ISCO California (as Intermediate) and ISCO (as Parent), collectively as “Seller,” will sell and transfer all of such LLC interests to ATCC as Purchaser.

Under Delaware law, this Transaction constitutes the sale of substantially all of ISCO’s assets, requiring stockholder approval under Section 271 of the DGCL.

BACKGROUND OF THE TRANSACTION

The following is a description of the material events leading to the Board’s approval of the MIPA and the Transaction. The following chronology summarizes the key meetings, negotiations, discussions, and actions of the parties that led to the signing of the MIPA. It does not purport to catalogue every conversation among the Board, management, and its advisors or with ATCC, but describes the material steps in the process.

The ISCO Board of Directors (the “ISCO Board”), together with management, regularly reviews ISCO’s business and operations, financial performance, strategy and prospects. As part of this review, from time to time, the ISCO Board has considered significant commercial partnerships and strategic transactions.

In 2018, ISCO’s Executive Management, led by Dr. Andrey Semechkin, was contacted by Dr. Scott Siegel, Vice President of Corporate Development at ATCC, regarding a potential acquisition of LCT. The parties held a series of discussions; however, they were unable to reach mutually acceptable terms, and no transaction was completed. At the time, ATCC had been LCT’s largest customer for several years.

In May 2025, Dr. Russell Kern, Executive Vice President, Chief Scientific Officer, Principal Financial Officer and Director of ISCO, was contacted by the chief executive officer of a medical device company (“Party A”), regarding an unsolicited potential acquisition of LCT. In June 2025, Party A transmitted a letter of intent to ISCO to acquire 100% of the ownership interests in LCT. Party A’s proposal included a financing contingency and a mix of cash and unspecified earnout. Following receipt of this letter, representatives of ISCO and representatives of Party A continued to negotiate this letter of intent over the next several months.

In May 2025, Dr. Russell Kern, Executive Vice President, Chief Scientific Officer, Principal Financial Officer and Director of the Company, received an unsolicited call from Dr. Ruth Cheng, President and CEO of ATCC, regarding the potential acquisition of LCT. Following this discussion, in June 2025, ATCC sent a non-binding letter of intent to ISCO. The parties discussed the proposed terms but were unable to reach an agreement and ISCO determined they were unwilling to proceed on the proposed terms.

In August 2025, Dr. Kern and Dr. Cheng discussed entry into a confidentiality agreement to permit ATCC to conduct diligence on a possible acquisition of LCT. Dr. Kern consulted with DLA Piper LLP (US) (“DLA Piper”), the Company’s outside counsel, and, in September 2025, provided comments to the confidentiality agreement. The confidentiality agreement was executed in September 2025.

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Over September and October 2025, ATCC conducted due diligence on LCT and its business, including an onsite visit in mid-October 2025, which included a meeting between Dr. Kern and senior management of ATCC during which a potential acquisition of LCT was discussed.

On October 24, 2025, Dr. Cheng sent Dr. Kern a non-binding term sheet for the acquisition of 100% of the equity interests in LCT. Dr. Kern promptly communicated receipt of the term sheet to the Board.

On October 28, 2025, the ISCO Board held a meeting during which Dr. Kern and representatives of DLA Piper discussed the proposed terms included in the term sheet. Following discussion, the Board directed Dr. Kern to continue negotiating with ATCC and to execute the term sheet on the proposed terms discussed at the meeting.

Between October 24, 2025 and November 14, 2025, representatives of ISCO, together with DLA Piper, and representatives of ATCC, together with their outside counsel, Cooley LLP (“Cooley”), negotiated the proposed terms.

On November 6, 2025, Party A submitted a revised letter of intent, which included a mix of upfront cash and a to be determined earnout. At this time, representatives of ISCO informed Party A that they would need to improve their offer.

On November 15, 2025, ATCC and ISCO executed the term sheet, which included a purchase price of $25 million for 100% of the equity interests in LCT.

From November 2025 until the MIPA was executed on July 10, 2026, ATCC and Cooley conducted diligence on LCT.

On December 16, 2025, Cooley sent an initial draft of the MIPA to DLA Piper, which was promptly communicated to the Board.

On January 5, 2026, DLA Piper provided a revised draft of the MIPA to Cooley.

On January 14, 2026, Cooley returned a revised draft of the MIPA and a redline to DLA Piper, and representatives of the parties thereafter continued to exchange drafts and participate in checklist calls, disclosure schedule discussions and purchase agreement discussions.

On January 20, 2026 and January 27, 2026, DLA Piper and Cooley held calls to negotiate the terms of the MIPA.

On February 12, 2026, DLA Piper provided a revised draft of the MIPA to Cooley.

During February and March 2026, the parties and their advisors continued to negotiate the principal terms of the transaction, the MIPA and related disclosure schedules and the ancillary agreements to the transaction.

On March 6, 2026, Cooley provided a revised draft of the MIPA to DLA Piper and on March 16, 2026, DLA Piper circulated a revised draft of the MIPA to Cooley.

In April 2026, the parties engaged in further substantive negotiations concerning the MIPA and related transaction documents.

On April 10, 2026, Dr. Kern held a call with representatives of ATCC to negotiate the terms of the MIPA and discuss diligence matters.

On April 24, 2026, Cooley transmitted a revised MIPA to DLA Piper. The parties discussed key open issues, including certain representations and warranties, employee matters, transaction expenses, tax provisions, indemnification, survival structure, escrow mechanics, knowledge standard and the treatment of Material Adverse Effect and insurance-related matters.

The parties held a series of calls to negotiate the terms of the MIPA and the ancillary agreements.

On April 30, 2026, DLA Piper returned a revised draft of the MIPA to Cooley.

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During May 2026, the parties continued to negotiate the MIPA and ancillary agreements, including employee transfer matters, intellectual property transfer matters and the overall purchase agreement package. The parties held a series of calls discussing the terms of the MIPA and the ancillary agreements, employee matters and diligence issues.

On May 7, 2026, representatives of Cooley, DLA Piper and the parties participated in a conference call discussing certain employee matters.

On May 29, 2026, DLA Piper circulated a further revised MIPA draft to Cooley.

During June 2026, the parties continued to address remaining open issues in the MIPA and ancillary agreements, including employee transfer mechanics, intellectual property matters, stockholder approval requirements, working capital calculation mechanics, adjustment escrow terms and the seller intellectual property assignment.

On June 5, 2026, June 19, 2026, and June 23, 2026, representatives of ISCO and representatives of ATCC held a call to further negotiate terms and discuss employee matters.

On June 11, 2026, the ISCO Board held a meeting, at which representatives of management and DLA Piper were present. Dr. Kern and representatives of DLA Piper presented the current terms of the MIPA to the Board. The Board directed management and DLA Piper to continue negotiating the terms of the MIPA and the related transaction documents.

On June 24, 2026, the ISCO Board held a meeting, at which representatives of management and DLA Piper were present. Dr. Kern and representatives of DLA Piper presented substantially the final terms of the MIPA to the Board. A representative of DLA Piper reviewed the fiduciary responsibilities of the Board. The Board discussed the MIPA and the terms of the Transaction. The Board directed Dr. Kern and DLA Piper to finalize the negotiations and documentation and to circulate a written consent of the Board which would evidence the Board’s formal approval.

Between June 26, 2026 and June 30, 2026, DLA Piper and Cooley exchanged drafts of the MIPA, the intellectual property assignment and the transition services agreement, and the same day representatives participated in a meeting concerning MIPA and TSA changes and resolutions agreed by the management of ISCO and management of ATCC. The key issues negotiated included the seller vote threshold, the example net working capital calculation, the adjustment escrow amount, final agreed calculation mechanics and the transfer of certain intellectual property.

On July 2, 2026, representatives of ISCO and representatives of ATCC met to negotiate the final open items of the MIPA.

Between July 2, 2026 and July 10, 2026, the parties revised the transaction documents to reflect the final terms, finalizing the remaining issues, including discrete closing, adjustment and intellectual property matters.

On July 10, 2026, the ISCO Board approved the Transaction, including the MIPA, by unanimous written consent. Pursuant to the terms of, and as more specifically reflected in, the final form of the MIPA, the transaction contemplated base consideration of $25.0 million, subject to working capital, cash and debt adjustments. The final form also included an extensive post-closing adjustment process, consisting of a seller estimated closing statement, a purchaser true-up within 90 days, a dispute auditor process and an escrow-backed adjustment mechanism.

On July 10, 2026, the parties executed the MIPA.

REASONS FOR THE TRANSACTION; RECOMMENDATION OF THE BOARD

In evaluating the MIPA and the Transaction, the Board, in consultation with ISCO’s management and outside legal counsel, considered a number of factors, including the following material factors that the Board believed supported its determination that the Transaction is advisable, fair, and in the best interests of ISCO and its stockholders:

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Strategic and Financial Benefits of the Transaction and Other Considerations

•	the continuing expectation that the Transaction would better capitalize ISCO providing greater ability for ISCO to develop its other products;

•	the expectation that the Transaction would enable ISCO to focus on the continued development of its other products;

•	the current and prospective competitive climate facing LCT and ISCO in their industries;

•	ISCO’s liquidity position and absent a transaction, the fact that ISCO would require significant financing, which is unlikely to be attainable;

•	the fact that ISCO conducted a robust process prior to execution of the MIPA in connection with a potential sale of LCT;

•	ISCO’s current, historical and projected business, financial condition, including debt obligations, financial performance, competitive position, assets and future prospects if it were to remain as an independent standalone company;

•	ISCO’s current business plans, including the risks and uncertainties associated with achieving and executing on ISCO’s business plans in the short and long term; the impact of general market, customer and competitive trends on ISCO and general risks of market conditions;

•	current industry, economic and market conditions and trends in the markets in which ISCO competes;

•	alternative means of creating stockholder value and pursuing ISCO’s strategic goals and the risks and uncertainties of these alternatives to achieve strategic goals;

•	the expectation that the Transaction will be consummated, based on, among other things, the limited number of conditions to the Transaction and the commitment made by parties to cooperate and use reasonable best efforts to consummate the Transaction;

Uncertainties, Risks and Potentially Negative Factors

•	the risk that if the MIPA is terminated that ISCO may face liquidity challenges;

•	the continuing restrictions on the conduct of LCT’s business during the pendency of the Transaction, which may delay or prevent ISCO from undertaking potential business opportunities that may arise;

•	the adverse impact that business uncertainty prior to the Closing could have on ISCO’s and LCT’s ability to attract, retain and motivate key personnel until the Closing;

•	the outside termination date that would expire on September 8, 2026 and the fact that there can be no assurance that the conditions in the MIPA will be satisfied and, as a result, the Transaction may not be consummated and the potential consequences of non-consummation, including the potential negative impacts on ISCO, its business, and ISCO’s ability to attract and retain key management personnel and employees;

•	the continuing time, effort and substantial costs involved in connection with entering into the MIPA and completing the Transaction and the related disruptions to the operation of ISCO’s business; and

•	the fact that ISCO has incurred and will continue to incur significant transaction costs and expenses in connection with the Transaction, regardless of whether the Transaction is consummated.

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The Board concluded that, on balance, the potential benefits of the Transaction outweighed the potential risks and negative factors. In view of the variety and complexity of the factors considered, the Board did not quantify, rank, or otherwise assign relative weights to the specific factors considered, and individual directors may have given different weights to different factors. The Board unanimously determined that the MIPA and the Transaction are advisable, fair, and in the best interests of ISCO and its stockholders, and approved the execution, delivery, and performance of the MIPA and the ancillary agreements and the consummation of the Transaction, subject to obtaining stockholder approval.

THE MEMBERSHIP INTEREST PURCHASE AGREEMENT

The following is a summary of the material terms of the MIPA. This summary is qualified in its entirety by reference to the complete text of the MIPA, a copy of which is attached hereto as Annex A and is incorporated herein by reference. Stockholders are urged to read the MIPA in its entirety for a complete description of the terms and conditions of the Transaction.

Purchase Price and Payment

The aggregate purchase price for 100% of the LLC interests of LCT is $25,000,000, subject to the following adjustments:

•	Plus or minus the Estimated Net Working Capital Adjustment (the difference between estimated net working capital and a target net working capital amount);

•	Plus Estimated Closing Date Cash (defined in the MIPA as $250,000); and

•	Minus Estimated Closing Date Indebtedness.

At the closing, ATCC will pay the Closing Consideration (defined as the Purchase Price, as adjusted, minus the Escrow Amount) to the Seller in cash by wire transfer of immediately available funds. In addition, ATCC will deposit:

•	An Indemnity Escrow Amount of $2,500,000 into an indemnity escrow account; and

•	An Adjustment Escrow Amount of $100,000 into an adjustment escrow account,

in each case with an escrow agent pursuant to an escrow agreement to be entered into at closing.

Post-Closing Purchase Price Adjustment

The MIPA provides for a post-closing purchase price adjustment mechanism. Prior to closing, the Seller will prepare and deliver to ATCC an estimated closing statement setting forth its good-faith estimates of closing date net working capital, closing date cash, and closing date indebtedness.

Within 90 days after the closing, ATCC will prepare and deliver to the Seller a closing statement with its calculation of the final amounts. The Seller will have 30 days to review and object to ATCC’s closing statement. If the parties cannot resolve any disputed items, the unresolved disputes will be submitted to a nationally recognized independent accounting firm (the “Dispute Auditor”), whose determination will generally be final, non-appealable, and binding on the parties absent manifest error or fraud.

If the final adjustment results in a positive amount payable to the Seller, ATCC will pay such amount to the Seller. If the final adjustment results in a negative amount, the amount will be recovered first from the adjustment escrow fund and, to the extent the adjustment escrow fund is insufficient, paid by the Seller to ATCC.

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Closing

The closing of the Transaction will occur by electronic exchange of closing deliverables at 9:00 a.m. Eastern Time on the second business day following the satisfaction or waiver of all closing conditions set forth in the MIPA (other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions), or at such other time and date as may be mutually agreed by ATCC and the Seller.

Representations and Warranties

Company Representations

The MIPA contains customary representations and warranties made by the Seller with respect to LCT (the “Company Representations”), including representations regarding:

•	Organization, good standing, and qualification

•	Capitalization

•	Authority and enforceability

•	Non-contravention and required consents

•	SEC reports and financial statements of the Seller

•	Absence of certain changes since a specified date

•	Title to and sufficiency of assets

•	Accounts receivable and accounts payable

•	Equipment

•	Real property (leased)

•	Intellectual property, data privacy, and cybersecurity

•	Material contracts

•	Undisclosed liabilities

•	Inventory

•	Regulatory compliance

•	Taxes

•	Employees and employee benefits

•	Environmental matters

•	Insurance

•	Litigation

•	Financial advisors

•	Related-party transactions

•	Customers, vendors, and distributors

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Seller Representations

The Seller has also made representations and warranties on its own behalf regarding, among other things:

•	Organization and good standing

•	Authority and enforceability

•	Title to LLC interests, free and clear of liens

•	Non-contravention and required consents

•	Litigation

•	Employee benefits and employee matters

•	International trade and import/export compliance

•	Certain business practices (anti-corruption)

•	Required stockholder vote

•	Financial advisors

•	Solvency

Purchaser Representations

ATCC has made representations and warranties regarding:

•	Organization and good standing

•	Authority and enforceability

•	Non-contravention and required consents

•	Litigation

•	Sufficient funds to consummate the Transaction

•	Financial advisors

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Covenants

Pre-Closing Covenants

The MIPA contains customary pre-closing covenants, including obligations of the Seller to:

•	Carry on LCT’s business in the ordinary course of business consistent with past practice;

•	Use commercially reasonable efforts to preserve the business organization and maintain relationships with key customers, vendors, distributors, and employees; and

•	Refrain from taking certain actions without ATCC’s prior written consent, including issuing equity, incurring indebtedness, making capital expenditures above specified thresholds, acquiring or disposing of material assets, entering into or modifying material contracts, making certain tax elections, and settling material litigation.

No-Solicitation; Exclusivity

Pursuant to the MIPA, from and after the execution of the MIPA until the earlier of the closing or termination of the MIPA, the Seller and its representatives may not, directly or indirectly:

•	Solicit, seek, initiate, or knowingly encourage any inquiries, proposals, or offers regarding any alternative acquisition transaction (a “Strategic Transaction”);

•	Engage in, continue, or otherwise participate in any discussions or negotiations with, or provide any non-public information to, any person regarding a Strategic Transaction;

•	Agree to, approve, or recommend any Strategic Transaction; or

•	Waive any standstill or confidentiality provision in any agreement with a third party.

The Seller is required to promptly notify ATCC of any expression of interest or proposal regarding a Strategic Transaction and provide ATCC with the material terms thereof and the identity of the third party making such expression of interest or proposal.

Stockholder Approval and Information Statement

The MIPA requires the Seller to submit the Stockholder Written Consent to the holders of a majority of the voting power of ISCO’s outstanding capital stock immediately after execution and delivery of the MIPA and to obtain such written consent within 24 hours of execution of the MIPA. The MIPA further requires the Seller to file a preliminary information statement with the SEC within 10 business days after the date of the MIPA, and to use reasonable best efforts to respond to any SEC comments and to mail the definitive information statement to stockholders as promptly as practicable following the earlier of (i) confirmation from the SEC that it has no further comments on the information statement or (ii) the 10th calendar day after filing the preliminary information statement if the SEC has not initiated a review.

Non-Competition and Non-Solicitation

Pursuant to the MIPA, for a period of five years following the closing, the Seller and its affiliates are subject to customary non-competition, non-solicitation of employees, and non-disparagement covenants relating to the business of LCT.

17

Other Seller Covenants

The MIPA also contains covenants regarding, among other things:

•	Payment of transaction expenses

•	Disclosure and confidentiality

•	Tax matters, including responsibility for tax return preparation, cooperation on tax matters, equal split of transfer taxes, and purchase price allocation under Section 1060 of the Internal Revenue Code

•	D&O indemnification and tail insurance

•	Termination of affiliate agreements

•	Regulatory meetings and cooperation

•	Further assurances

Conditions to Closing

Mutual Conditions

The obligations of both parties to consummate the Transaction are subject to the satisfaction or waiver of the following conditions:

•	No governmental restraint or order prohibiting the consummation of the Transaction shall be in effect; and

•	No governmental litigation challenging or seeking to restrain the Transaction shall be pending.

Conditions to ATCC’s Obligations

The obligation of ATCC to consummate the Transaction is subject to the satisfaction or waiver of the following additional conditions:

•	The accuracy of the Company Representations and Seller Representations (subject to specified materiality qualifiers);

•	Performance in all material respects by the Seller of its pre-closing covenants;

•	Receipt of all Seller closing deliverables;

•	Expiration of at least 20 calendar days after the mailing of the definitive information statement under Rule 14c-2;

•	Receipt of the estimated closing statement and confirmation that transaction expenses have been paid;

•	No Company Material Adverse Effect having occurred since the date of the MIPA;

•	Receipt of a closing certificate from the Seller; and

•	Receipt of a FIRPTA certificate.

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Conditions to the Seller’s Obligations

The obligation of the Seller to consummate the Transaction is subject to the satisfaction or waiver of the following additional conditions:

•	The accuracy of ATCC’s representations and warranties (subject to specified materiality qualifiers);

•	Performance in all material respects by ATCC of its pre-closing covenants;

•	Receipt of all ATCC closing deliverables; and

•	Receipt of a closing certificate from ATCC.

Termination

The MIPA may be terminated prior to the closing under the following circumstances:

•	By mutual written consent of ATCC and the Seller;

•	By either party if the closing has not occurred within 60 days after the date of the MIPA (the “Outside Date”), subject to automatic extension for SEC review until 10 business days after SEC clearance, provided that the terminating party’s breach is not the principal cause of the failure to close;

•	By either party upon a final, non-appealable order or law prohibiting the Transaction;

•	By ATCC if the Seller or LCT has breached any representation, warranty, covenant, or agreement that would cause a closing condition to not be satisfied, and such breach is not cured within 15 days after written notice; or

•	By the Seller if ATCC has breached any representation, warranty, covenant, or agreement that would cause a closing condition to not be satisfied, and such breach is not cured within 15 days after written notice.

•	By ATCC if the Stockholder Written Consent is not delivered within 24 hours after execution and delivery of the MIPA.

Upon termination of the MIPA, the agreement will terminate and have no further force or effect, and no party will have any liability thereunder, except that (i) certain specified provisions will survive termination and (ii) termination will not relieve any party from liability for fraud or willful and material breach of the MIPA.

Indemnification

Following the closing, the Seller will indemnify ATCC and its related indemnified parties for losses arising out of or related to:

•	Breaches of the Company Representations and Seller Representations;

•	Breaches of covenants and agreements of the Seller;

•	Claims by holders of LLC interests;

•	Closing date indebtedness not included in the Closing Consideration;

•	Closing date transaction expenses not paid prior to closing;

•	Seller tax liabilities not taken into account in the Transaction;

•	Fraud or willful misconduct by the Seller; and

•	Covered employee liabilities.

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Survival

General representations and warranties and certain pre-closing covenants survive until nine months after the closing. Fundamental Representations (relating to organization, authority, capitalization, and title) survive for six years. Specified Representations survive for four years. Post-closing covenants survive until fully performed.

Limitations on Indemnification

Indemnification claims for breaches of ordinary representations and warranties are generally limited to recourse against the Indemnity Escrow Fund. Individual claims are subject to a $25,000 deductible. These limitations do not apply to claims based on fraud, Fundamental Representations, Specified Representations, or tax matters. The aggregate liability of the Seller is capped at the proceeds actually received from the Transaction, except in the case of fraud.

Escrow Release

$1,500,000 of the Indemnity Escrow Amount may be released to the Seller six months after the closing, subject to any then-pending claims. All remaining amounts in the Indemnity Escrow Account will be released to the Seller nine months after the closing, subject to any then-pending claims.

Governing Law and Dispute Resolution

The MIPA is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of law. The parties consent to the exclusive jurisdiction and venue of the state and federal courts located in the State of Delaware (except for certain post-closing adjustment disputes, which are resolved by the Dispute Auditor). The parties have waived their right to a jury trial.

Support Agreement

In connection with the Transaction, the stockholders of Seller identified as requisite holders holding more than 50% of the outstanding voting power of Seller entered into support agreements, dated July 10, 2026, pursuant to which they agreed to vote all of their shares of Seller’s capital stock in favor of the transaction, subject to the terms and conditions set forth in the support agreements. Each support agreement also grants Purchaser an irrevocable proxy to vote the applicable stockholder’s shares in favor of the transaction if such stockholder fails to deliver voting instructions consistent with its support agreement, and restricts the stockholder from transferring or encumbering its shares prior to termination of the support agreement, subject to limited exceptions.

Transition Services Agreement

In connection with the Transaction, ISCO and ATCC will enter into a Transition Services Agreement (the “TSA”), effective upon the closing of the Transaction. The TSA provides for the mutual provision of certain post-closing transition services between ISCO and ATCC to ensure an orderly transition of LCT’s business operations following the closing. Under the TSA, ISCO will provide certain services to ATCC, and ATCC will provide certain services to ISCO.

BOARD APPROVAL

On July 10, 2026, the Board of Directors of ISCO, acting by unanimous written consent pursuant to Section 141(f) of the DGCL, after careful consideration of the terms and conditions of the MIPA and the Transaction:

•	Determined that the Transaction is advisable, fair, and in the best interests of ISCO and its stockholders;

•	Approved the form, terms, and provisions of the MIPA and the ancillary agreements, and authorized the execution, delivery, and performance thereof, subject to obtaining stockholder approval;

•	Authorized the submission of the Transaction and the MIPA to ISCO’s stockholders for adoption and approval by written consent; and

•	Recommended that ISCO’s stockholders adopt and approve the MIPA and the Transaction.

In reaching its determination, the Board considered the factors described under “Reasons for the Transaction; Recommendation of the Board” above. The directors who participated in the unanimous written consent were Andrey Semechkin, Donald Wright, Paul Maier, and Russell Kern.

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STOCKHOLDER APPROVAL BY WRITTEN CONSENT

Written Consent in Lieu of Meeting

Under Section 228 of the DGCL, any action required or permitted to be taken at any annual or special meeting of stockholders of a corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under Section 271 of the DGCL, the sale of all or substantially all of the assets of a corporation requires the affirmative vote of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon. Because the Transaction constitutes a sale of substantially all of ISCO’s assets, the approval of the holders of a majority of the outstanding shares of Common Stock entitled to vote was required.

The Stockholder Written Consent

On July 10, 2026, the Consenting Stockholders, who collectively hold approximately 4,303,867 shares of common stock and 5,004,353 shares of preferred stock, that could be converted into a total of 5,435,496 shares of common stock, representing approximately 72.3% of the voting power of the Company’s outstanding capital stock, duly executed and delivered the Stockholder Written Consent approving the Transaction and the MIPA. This represents more than a majority of the outstanding shares of Common Stock entitled to vote on the Transaction.

No additional votes or consents are required or being sought to approve the Transaction. The Stockholder Written Consent is sufficient to approve the Transaction, and accordingly, ISCO will not hold a stockholder meeting to obtain such approval.

Outstanding Shares and Voting Power

As of the Record Date, there were (1) 8,004,389 shares of Common Stock issued and outstanding, each entitled to one vote per share, (2) 250,000 shares of Series B Preferred Stock, each entitled to one vote per share of Common Stock for which it could be converted into, (3) 50 shares of Series D redeemable Convertible Preferred Stock, each entitled to one vote per share of Common Stock for which it could be converted into, (4) 5,000,000 shares of Series G Preferred Stock, each entitled to one vote per share of Common Stock for which it could be converted into, and (5) 4,310 shares of Series I-2 Preferred Stock, which are entitled to no voting rights. No other class of voting securities of the Company was outstanding as of the Record Date.

Effectiveness of Written Consent

Pursuant to the MIPA, the Stockholder Written Consent will become void if the MIPA is terminated in accordance with its terms prior to the closing.

APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights or dissenters’ rights in connection with a sale of all or substantially all of a corporation’s assets pursuant to Section 271 of the DGCL. Appraisal rights under Section 262 of the DGCL are available only in connection with mergers or consolidations effected under Sections 251, 252, 254, 255, 256, 257, 258, 263, or 264 of the DGCL and certain other limited circumstances not applicable here.

Accordingly, ISCO stockholders will not have appraisal rights or dissenters’ rights in connection with the Transaction, and stockholders who do not consent to the Transaction will not be entitled to receive fair value for their shares.

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USE OF PROCEEDS

ISCO expects to receive net cash proceeds from the Transaction of approximately $22.1 million, after deducting estimated transaction expenses of approximately $0.6 million and the amounts deposited into escrow.

The Company currently intends to use the net proceeds from the Transaction for working capital and general corporate purposes.

The Company has not made a final determination regarding the specific allocation of proceeds among the foregoing purposes. The actual allocation of proceeds will depend on various factors, including the Company’s financial condition at the time of closing, the development stage of its other products, and general business conditions. Pending the application of net proceeds for the foregoing purposes, the Company intends to invest the net proceeds in short-term, interest-bearing, investment-grade securities or money market accounts.

DESCRIPTION OF ISCO’S BUSINESS

Business Before the Transaction

International Stem Cell Corporation is a Delaware corporation and SEC reporting company. ISCO is a clinical stage biotechnology company focused on therapeutic product development with two revenue-generating businesses offering potential for increased future revenue.

Our products are based on multi-decade experience with human cell culture and a proprietary type of pluripotent stem cells, human parthenogenetic stem cells (“hpSCs”). Our hpSCs are comparable to human embryonic stem cells (“hESCs”) in that they have the potential to be differentiated into many different cells in the human body. However, the derivation of hpSCs does not require the use of fertilized eggs or the destruction of viable human embryos and also offers the potential for the creation of immune-matched cells and tissues that are less likely to be rejected following transplantation. Our collection of hpSCs, known as UniStemCell™, currently consists of 15 stem cell lines. We have manufacturing protocols that comply with the requirements of Good Manufacturing Practice (GMP) standards as promulgated by the U.S. Code of Federal Regulations and enforced by the United States Food and Drug Administration.

ISCO, through its wholly owned subsidiaries, including LCT (held through ISCO California), is engaged in the development, manufacture, marketing, and sale of biological materials and reagents, including primary human cells and cell culture media and reagents for scientific research.

Lifeline Cell Technology, LLC

LCT is a California limited liability company and a wholly owned subsidiary of ISCO (held through ISCO California, ISCO’s wholly owned California subsidiary). LCT is engaged in the business of development, manufacture, marketing, and sale of biological materials and reagents, including primary human cells and cell culture media and reagents for scientific research (the “Business”).

LCT develops, manufactures and commercializes approximately 200 human cell culture products, including human primary cells and media, which are needed to grow, maintain, and differentiate the cells. LCT’s scientists have used a standardized, methodical, scientific approach to basal medium optimization to systematically produce optimized products designed to culture specific human cell types and to elicit specific cellular behaviors. These techniques can also be used to produce products that do not contain non-human animal proteins, a feature desirable to the research and therapeutic markets. Each LCT cell product is quality tested for the expression of specific markers (to assure the cells are the correct type), proliferation rate, viability, morphology and absence of pathogens. Each cell system also contains associated donor information and all informed consent requirements are strictly followed. LCT’s research products are marketed and sold by its internal sales force, OEM partners and LCT brand distributors in Europe and Asia.

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Business After the Transaction

Following the closing of the Transaction, ISCO will no longer own or operate the LCT business. ISCO will continue as an operating company and SEC reporting company.

After the Transaction, ISCO’s continuing operations will consist of:

Therapeutic Market – Clinical Applications of hpSCs for Disease Treatments

ISCO is developing different cell types from its stem cells that may result in therapeutic products. ISCO focuses on applications where cell and tissue therapy is already proven but where there is an insufficient supply of functional cells or tissue.

ISCO believes that the most promising potential clinical applications of its technology are Parkinson’s disease (“PD”), traumatic brain injury (“TBI”), and stroke. Using its proprietary technologies and know-how, ISCO is creating neural stem cells from hpSCs as a potential treatment of PD, TBI, and stroke.

PD: ISCO’s most advanced project is the neural stem cell program for the treatment of Parkinson’s disease. In 2013, ISCO published in Nature Scientific Reports the basis for its patent on a new method of manufacturing neural stem cells, which is used to produce the clinical-grade cells necessary for future clinical studies and commercialization. In 2014, ISCO completed the majority of the preclinical research, establishing the safety profile of NSC in various animal species, including non-human primates. In June 2016, ISCO published the results of a 12-month preclinical non-human primate study, which demonstrated the safety, efficacy and mechanism of action of the ISC- hpNSC®. In 2017, ISCO dosed four patients in its Phase I trial of ISC-hpNSC®, human parthenogenetic stem cell-derived neural stem cells for the treatment of Parkinson’s disease. ISCO reported 12-month results from the first cohort and 6-month interim results of the second cohort at the Society for Neuroscience annual meeting (Neuroscience 2018) in November 2018. In April 2019, ISCO announced the completion of subject enrollment, with the 12th subject receiving a transplantation of the highest dose of cells. There have been no safety signals or serious adverse effects seen to date as related to the transplanted ISC-hpNSC® cells.

ISCO announced the successful completion of the dose escalating phase 1 clinical trial in June 2021. In terms of preliminary efficacy, where scores are compared against baseline before transplantation, ISCO observed a potential dose-dependent response with an apparent peak effectiveness at its middle dose. The % OFF-Time, which is the time during the day when levodopa medication is not performing optimally and PD symptoms return, decreased an average 47% from the baseline at 12 months post transplantation in cohort 2. This trend continued through 24 months where the % OFF-Time in the second cohort dropped by 55% from the initial reading. The same was true for % ON-Time without dyskinesia, which is the time during the day when levodopa medication is performing optimally without dyskinesia. The % ON-Time increased an average of 42% above the initial evaluation at 12 months post-transplantation in the second cohort.

Stroke: In August 2014, ISCO announced the launch of a stroke program, evaluating the use of ISC-hpNSC® transplantation for the treatment of ischemic stroke using a rodent model of the disease. ISCO has a considerable amount of safety data on ISC-hpNSC® from the Parkinson’s disease program and, as there is evidence that transplantation of ISC-hpNSC® may improve patient outcomes as an adjunctive therapeutic strategy in stroke, having a second program that can use this safety dataset is therefore a logical extension. In 2015, ISCO together with Tulane University demonstrated that NSC can significantly reduce neurological dysfunction after a stroke in animal models.

TBI: In October 2016, ISCO announced the results of the preclinical rodent study, evaluating the use of ISC-hpNSC® transplantation for the treatment of TBI. The study was conducted at the University of South Florida Morsani College of Medicine. ISCO demonstrated that animals receiving injections of ISC-hpNSC® displayed the highest levels of improvements in cognitive performance and motor coordination compared to vehicle control treated animals. In February 2019, ISCO published the results of the preclinical study in Theranostics, a prestigious peer-reviewed medical journal. The publication titled, “Human parthenogenetic neural stem cell grafts promote multiple regenerative processes in a traumatic brain injury model,” demonstrated that the clinical-grade neural stem cells used in its Parkinson’s disease clinical trial, ISC-hpNSC®, significantly improved TBI-associated motor, neurological, and cognitive deficits without any safety issues.

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Anti-Aging Cosmetic Market – Skin Care Products

ISCO’s wholly owned subsidiary Lifeline Skin Care, Inc. (“LSC”) develops, manufactures and sells skin care products based on two core technologies: encapsulated peptides derived from hpSC and specially discovered small molecules. LSC’s products include:

•	Lifeline ProPlus Advanced Defense Complex

•	Lifeline ProPlus Advanced Recovery Complex

•	Lifeline ProPlus Eye Firming Complex

•	Lifeline ProPlus Neck Firming Complex

•	Lifeline ProPlus Advanced Aquoues Treatment

•	Lifeline ProPlus Collagen Booster (Advanced Molecular Serum)

•	Lifeline ProPlus Elastin Booster

•	Lifeline ProPlus Brightening Toner

LSC’s products are regulated as cosmetics. LSC’s products are sold domestically through a branded website and ecommerce partners.

FINANCIAL INFORMATION

Pro Forma Financial Information

The following unaudited pro forma consolidated financial information is presented to illustrate the estimated effects of the Transaction on ISCO’s historical financial statements, as if the Transaction had been completed as of the dates indicated.

24

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 10, 2026, International Stem Cell Corporation (“ISCO” or the “Company”) entered into a Membership Interest Purchase Agreement (the “MIPA”) with American Type Culture Collection, Inc. (“ATCC”), providing for the sale of 100% of the membership interests of its wholly-owned subsidiary Lifeline Cell Technology, LLC (“LCT”). The purchase price is $25,000,000, subject to adjustment based on estimated net working capital, estimated closing date cash and estimated closing date indebtedness. The cash consideration payable to ISCO at closing will equal the purchase price, less the escrow amount required to be deposited with the escrow agent. The escrow amount consists of a $100,000 adjustment escrow amount and a $2.5 million indemnity escrow amount. The transaction is expected to close on or about August 24, 2026. ISCO’s other wholly-owned subsidiary, Lifeline Skin Care, Inc. (“LSC”), is not part of this transaction.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and give effect to the disposition of LCT. Included herein are:

1. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026

2. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Three Months Ended March 31, 2026

3. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Three Months Ended March 31, 2025 (Voluntary Comparative)

4. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Year Ended December 31, 2025

5. Unaudited Pro Forma Condensed Consolidated Statement of Operations – Year Ended December 31, 2024

These statements should be read in conjunction with ISCO’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. The pro forma information is not necessarily indicative of actual or future results.

25

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2026

	March 31, 2026
	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share data)

ASSETS
Current assets:
Cash and cash equivalents	$933	$21,549	(a)(e)	$22,482
Escrow receivable, current	–	2,600	(a)	2,600
Accounts receivable, net	791	(776)	(b)	15
Inventories	1,773	(1,662)	(b)	111
Prepaid expenses and other current assets	316	(29)	(b)	287
Total current assets	3,813	21,682		25,495
Property, plant and equipment, net	169	(146)	(b)	23
Operating lease right-of-use assets	261	(145)	(b)	116
Intangible assets, net	633	(14)	(b)	619
Inventories, non-current	226	(219)	(b)	7
Deposits and other assets	31	(17)	(b)	14
Total assets	$5,133	$21,141		$26,274

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$437	$(263)	(b)	$174
Accrued liabilities	842	(370)	(b)	472
Operating lease liabilities, current	297	(173)	(b)	124
Advances – BioTime	250	–		250
Income tax payable on gain on sale	–	391	(d)	391
Related party note payable	3,223	–		3,223
Total current liabilities	5,049	(415)		4,634
Total liabilities	5,049	(415)		4,634
Commitments and contingencies	–	–		–
Temporary equity – Series D redeemable convertible preferred stock	4,300	–		4,300
Stockholders’ equity (deficit):
Non-redeemable convertible preferred stock	5	–		5
Common stock	8	–		8
Additional paid-in capital	107,094	–		107,094
Accumulated deficit	(111,323)	21,556	(d)	(89,767)
Accumulated other comprehensive income (loss)	–	–		–
Total stockholders’ equity (deficit)	(4,216)	21,556	(d)	17,340
Total liabilities and stockholders’ equity	$5,133	$21,141		$26,274

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

26

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2026

	Three Months Ended March 31, 2026
	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share data)

(in thousands, except per share data)

REVENUES
Product sales	$2,315	$(2,170)	(c)	$145
Other income	5	–		5
Total revenues	2,320	(2,170)		150

COSTS AND EXPENSES
Cost of sales	954	(914)	(c)(f)	40
Gross profit	1,366	(1,256)		110

Operating expenses:
Research and development	156	(76)	(c)	80
General and administrative	1,122	(410)	(c)	712
Selling and marketing	273	(180)	(c)	93
Total operating expenses	1,551	(666)		885

Loss from operations	(185)	(590)		(775)

Interest expense	(2)	–		(2)
Interest expense – related party	(33)	–		(33)
Net loss before income taxes	(220)	(590)		(810)
Income tax expense	–	–		–
Net loss from continuing operations	$(220)	$(590)		$(810)

Net loss per share:
Basic and diluted	$(0.03)	$(0.07)		$(0.10)

Weighted average common shares outstanding:
Basic and diluted	8	–		8

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

27

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2025

	Three Months Ended March 31, 2025
	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share data)
Voluntary comparative period. See Note 1.

REVENUES
Product sales	$2,129	$(1,995)	(c)	$134
Total revenues	2,129	(1,995)		134

COSTS AND EXPENSES
Cost of sales	992	(881)	(c)(f)	111
Gross profit	1,137	(1,114)		23

Operating expenses:
Research and development	187	(61)	(c)	126
General and administrative	892	(212)	(c)	680
Selling and marketing	273	(176)	(c)	97
Total operating expenses	1,352	(449)		903

Loss from operations	(215)	(665)		(880)

Interest expense	(3)	–		(3)
Interest expense – related party	(38)	–		(38)
Net loss before income taxes	(256)	(665)		(921)
Income tax expense	–	–		–
Net loss from continuing operations	$(256)	$(665)		$(921)

Net loss per share:
Basic and diluted	$(0.03)	$(0.08)		$(0.12)

Weighted average common shares outstanding:
Basic and diluted	8	–		8

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

28

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2025

	Year Ended December 31, 2025
	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share data)

REVENUES
Product sales	$9,100	$(8,502)	(c)	$598
Total revenues	9,100	(8,502)		598

COSTS AND EXPENSES
Cost of sales	4,033	(3,844)	(c)(f)	189
Gross profit	5,067	(4,658)		409

Operating expenses:
Research and development	684	(289)	(c)	395
General and administrative	3,532	(868)	(c)	2,664
Selling and marketing	1,118	(724)	(c)	394
Total operating expenses	5,334	(1,881)		3,453

Loss from operations	(267)	(2,777)		(3,044)

Interest expense	(8)	–		(8)
Interest expense – related party	(143)	–		(143)
Net loss before income taxes	(418)	(2,777)		(3,195)
Income tax expense	–	–		–
Net loss from continuing operations	$(418)	$(2,777)		$(3,195)

Net loss per share:
Basic and diluted	$(0.05)	$(0.35)		$(0.40)

Weighted average common shares outstanding:
Basic and diluted	8	–		8

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

29

INTERNATIONAL STEM CELL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2024

	Year Ended December 31, 2024
	International Stem Cell Corporation Historical	Transaction Accounting Adjustments (Note 2)		Pro Forma
(in thousands, except per share data)

REVENUES
Product sales	$9,085	$(8,290)	(c)	$795
Total revenues	9,085	(8,290)		795

COSTS AND EXPENSES
Cost of sales	3,764	(3,450)	(c)(f)	314
Gross profit	5,321	(4,840)		481

Operating expenses:
Research and development	657	(283)	(c)	374
General and administrative	3,516	(855)	(c)	2,661
Selling and marketing	1,216	(712)	(c)	504
Total operating expenses	5,389	(1,850)		3,539

Loss from operations	(68)	(2,990)		(3,058)

Interest expense	(12)	–		(12)
Interest expense – related party	(133)	–		(133)
Other income (expense), net	4	–		4
Net loss before income taxes	(209)	(2,990)		(3,199)
Income tax expense	–	–		–
Net loss from continuing operations	$(209)	$(2,990)		$(3,199)

Net loss per share:
Basic and diluted	$(0.03)	$(0.37)		$(0.40)

Weighted average common shares outstanding:
Basic and diluted	8	–		8

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of Transaction and Basis of Presentation

On July 10, 2026, International Stem Cell Corporation (“ISCO” or the “Company”) entered into a Membership Interest Purchase Agreement (the “MIPA”) with American Type Culture Collection, Inc. (“ATCC”), providing for the sale of 100% of the membership interests of its wholly-owned subsidiary Lifeline Cell Technology, LLC (“LCT”). The purchase price is $25,000,000, subject to adjustment based on estimated net working capital, estimated closing date cash and estimated closing date indebtedness. The cash consideration payable to ISCO at closing will equal the purchase price, less the escrow amount required to be deposited with the escrow agent. The escrow amount consists of a $100,000 adjustment escrow amount and a $2.5 million indemnity escrow amount. The transaction is expected to close on or about August 24, 2026. ISCO’s other wholly-owned subsidiary, Lifeline Skin Care, Inc. (“LSC”), is not part of this transaction.

The MIPA contains customary representations and warranties by ISCO, LCT and ATCC. In addition, the MIPA contains customary covenants, including covenants requiring ISCO and LCT to use commercially reasonable efforts to conduct the business in the ordinary course, preserve the business organization and preserve material relationships, subject to specified exceptions. The MIPA also contains customary restrictive covenants, restricting ISCO and LCT from taking certain actions during the pre-closing period without ATCC’s consent. ISCO is also subject to a non-solicitation covenant prohibiting solicitation of competing strategic transactions during the period from signing until closing or termination of the MIPA, subject to limited exceptions.

The MIPA includes restrictive covenants applicable for five years after closing, including covenants prohibiting ISCO and its affiliates from soliciting specified business employees or consultants, interfering with specified business relationships of LCT, and engaging in LCT’s business within the applicable geographic area, subject to a customary passive investment exception. The MIPA also includes mutual non-disparagement provisions subject to customary exceptions.

The obligations of the parties to consummate the transaction are subject to customary mutual closing conditions, including the absence of any governmental order prohibiting the transaction and the absence of any governmental litigation challenging the transaction. The agreement contains customary indemnification obligations.

ISCO’s other wholly-owned subsidiary, Lifeline Skin Care, Inc. (“LSC”), is not part of this transaction and will remain with ISCO following the closing, along with ISCO’s therapeutic research and development operations.

Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and give effect to the disposition of LCT as described in Note 1. The pro forma adjustments reflect only Transaction Accounting Adjustments as defined in Rule 11-02(a)(6)(i) of Regulation S-X. No Autonomous Entity Adjustments are applicable, and Management’s Adjustments have not been presented.

The unaudited pro forma condensed consolidated balance sheet is presented as of March 31, 2026 as if the Transaction had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 and 2025, and the years ended December 31, 2025 and 2024, are presented as if the Transaction had been consummated on January 1, 2024, the beginning of the earliest annual period presented.

The three months ended March 31, 2025 is presented as a voluntary comparative period pursuant to CFR §210.11-02(c)(2)(i). Two annual periods (FY2025 and FY2024) are presented pursuant to the Smaller Reporting Company accommodation under CFR Rule 11-02(c)(2)(ii).

The pro forma financial statements are based upon available information and assumptions that management believes to be reasonable. They are not necessarily indicative of the financial position or results of operations that would have occurred had the Transaction been consummated on the dates indicated, nor are they indicative of ISCO’s future financial performance.

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Note 2 – Transaction Accounting Adjustments

The following describes each Transactional Accounting Adjustment reflected in Column B of the financial statements. All adjustments are directly attributable to the Transaction and are factually supportable.

(a) Purchase Price, Cash Proceeds and Escrow Receivable

Reflects (i) receipt of net cash proceeds of $22,050,000 at closing and (ii) recognition of an escrow receivable (current asset) of $2,600,000, as follows (in thousands):

Gross purchase price	$25,000
Estimated Closing Date Cash	250
Adjusted purchase price	25,250
Less: LCT actual cash holdings	(501)
Less: Estimated Transaction Costs (Note 2(e) and Note 5)	(600)
Less: total escrow withheld at closing	(2,600)
Net cash received at closing	$21,549

The escrow of $2,600,000 is classified as a current asset (escrow receivable) and comprises three tranches: (i) $100,000 working capital holdback released approximately 90 days post-closing (subject to working capital true-up – see Note 4); (ii) $1,500,000 indemnification holdback released approximately 6 months post-closing; and (iii) $1,000,000 indemnification holdback released approximately 9 months post-closing. Tranches (ii) and (iii) are subject to indemnification claims. All three tranches are classified as current given expected release within 12 months of the balance sheet date.

(b) Removal of LCT Historical Assets and Liabilities

Reflects the elimination of LCT’s assets and liabilities from the pro forma condensed consolidated balance sheet as of March 31, 2026. LCT’s net assets transferred on a post-intercompany-cleanup basis are $2,702,508, as follows (in thousands):

LCT assets transferred to ATCC at closing	$3,509
Less: LCT liabilities assumed by ATCC	(806)
Net book value of LCT transferred	$2,703

The intercompany receivable of $8,746,139 owed by ISCO parent to LCT is eliminated in ISCO’s consolidated financial statements and is forgiven on LCT’s standalone books on August 23, 2026 (the day before the anticipated closing), with no impact on ISCO’s consolidated balance sheet. See also Note 8.

(c) Removal of Historical Operations

Reflects the elimination of LCT’s historical revenues, cost of sales, and operating expenses (research and development, general and administrative, and selling and marketing) for each period presented. These eliminations are based on LCT’s standalone financial statements derived from ISCO’s internal segment reporting.

LCT had no debt obligations; accordingly, no adjustment is made to interest expense or interest expense – related party, both of which remain with ISCO parent. Certain corporate overhead and shared service costs historically allocated to LCT have not been removed from the pro forma statements of operations because they are expected to continue to be incurred by ISCO following the disposition. See Note 2(f) and Note 6.

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(d) After-Tax Gain on Sale and Tax Effect

The estimated pre-tax gain on sale of LCT of $21,947,000 is excluded from the pro forma statements of operations as a nonrecurring item directly attributable to the Transaction. The after-tax gain of $21,556,000 is credited directly to accumulated deficit on the pro forma balance sheet. An estimated income tax payable of $391,000 is recognized as a current liability on the pro forma balance sheet. The gain is calculated as follows (in thousands):

Adjusted purchase price	$25,250
Less: Estimated Transaction Costs	(600)
Net proceeds	24,650
Less: net book value of LCT transferred	(2,703)
Pre-tax gain on sale	$21,947
Less: estimated income tax (see Note 3)	(391)
After-tax gain – credited to accumulated deficit	$21,556

For further detail on the tax rate assumptions, see Note 3.

(e) Estimated Transaction Costs

Estimated Transaction costs of $600,000 directly attributable to the Transaction are nonrecurring and are excluded from the pro forma statements of operations per SEC Staff guidance. These costs are reflected solely as a reduction of net cash proceeds on the pro forma balance sheet. See Note 5 for further detail.

(f) Stranded and Shared Costs

Certain corporate overhead and shared service costs that were historically allocated to LCT consisted of only those that related directly to production and overhead allocations and these have been removed from the pro forma statements of operations through the adjustment already reflected. Other costs including portions of general and administrative expenses related to public company infrastructure, executive management, finance, legal, related party note interest as well as human resource activities – supported both LCT and ISCO’s continuing operations and are expected to continue to be incurred by ISCO following the disposition and were never allocated. See Note 6 for further detail.

Note 3 – Tax Rate Assumptions

The total statutory rate is comprised of the federal statutory rate of 21% plus California franchise tax rate of 8.84% plus Arizona income tax of 4.9% plus Maryland income tax of 8.25%.

The Transaction is structured as a membership interest sale, which is treated as an asset sale for income tax purposes.

The effective tax rate of 1.78% was calculated as the tax on the gain with reference to the pre-tax book gain on sale of LCT.  The effective tax rate and calculated tax liability differs from the statutory tax rate as a result of the following items:

(i) After considering IRC 382 & 383 limitations, there were approximately $17 million in net operating losses and $192 thousand of R&D credits available to offset a portion of the taxable gain from the transaction. For state purposes, there was approximately $126 thousand of California R&D tax credits available for utilization.

(ii) For the 2026 tax year, California suspended the use of California net operating losses.

(iii) The effect of state apportionment resulted in a reduction from the statutory state tax rates.

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Note 4 – Working Capital Adjustment

The MIPA provides for a post-closing working capital true-up. A working capital escrow holdback of $100,000 has been established and will be released within 30 days following the determination of the closing working capital, which is expected to occur approximately 90 days after the closing date. The pro forma financial statements reflect a $0 working capital adjustment as the final amount cannot be determined prior to the preparation of the closing balance sheet. The actual working capital adjustment may increase or decrease the gain on sale and the net cash received.

Note 5 – Estimated Transaction Costs

Transaction costs directly attributable to the Transaction total$600,000 and are comprised of the following:

Estimated Legal fees	$400
Estimated Accounting fees	125
Estimated Other	75
Total transaction costs	$600

These costs are nonrecurring and are excluded from the pro forma statements of operations. They are reflected as a reduction of net cash proceeds on the pro forma balance sheet only.

Note 6 – Stranded and Shared Costs

Certain costs of ISCO that were historically allocated to LCT will continue to be incurred following the disposition. These stranded costs relate only to labor overhead allocation for production purposes for employees not directly employed by LCT. Costs that were never allocated include the corporate overhead expenses related to ISCO’s public company obligations (SEC reporting, audit fees, legal fees, directors’ and officers’ insurance), executive management, finance and accounting, human resource activities and information technology infrastructure that supported both LCT and ISCO’s continuing therapeutic research and development and LSC operations.

These costs are not considered stranded costs as they were never allocated and therefore have not been removed from the pro forma statements of operations because they represent ongoing costs of ISCO’s continuing operations and will not be eliminated as a result of the Transaction.

Note 7 – Transition Services Agreement

The Company and ATCC have entered into a Transition Services Agreement (“TSA”) pursuant to which ISCO will provide certain transition services to ATCC for a defined period following the closing of the Transaction. No TSA income has been reflected in the pro forma statements of operations as management has determined that any fees payable under the TSA are not material to ISCO’s continuing operations and do not represent a component of ISCO’s

Note 8 – Intercompany Transactions

As of March 31, 2026, ISCO parent had an intercompany payable to LCT of $8,746,139, representing amounts advanced to ISCO parent by LCT in the ordinary course of business. This intercompany balance is eliminated in ISCO’s consolidated financial statements and therefore does not appear on the historical consolidated balance sheet.

Pursuant to the MIPA, this intercompany receivable will be forgiven and eliminated on LCT’s standalone books on August 23, 2026 (the day before closing). This forgiveness has no impact on ISCO’s consolidated financial statements, as the receivable and payable are eliminated in consolidation. The forgiveness entry is a necessary pre-closing step to ensure LCT’s net assets transferred to ATCC reflect only third-party assets and liabilities.

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Note 9 – ASC 205-20 – Discontinued Operations

The Company has determined that the disposition of LCT constitutes a discontinued operation under ASC 205-20, Presentation of Financial Statements – Discontinued Operations, based on the following:

Classification date: July 10, 2026 (the date the MIPA was executed and all criteria for classification as held-for-sale under ASC 360-10 were met simultaneously). The classification date falls after the June 30, 2026 Q2 balance sheet date.Q2 2026 Form 10-Q (due August 14, 2026): The July 10, 2026 signing is a subsequent event relative to the June 30, 2026 balance sheet date. LCT is not presented as held-for-sale on the Q2 balance sheet and the Q2 income statement is not recast as discontinued operations. The Q2 2026 Form 10-Q will disclose the signing of the MIPA as a subsequent event pursuant to ASC 855.

Q3 2026 Form 10-Q and subsequent periods: Beginning with the Q3 2026 Form 10-Q (period ending September 30, 2026), LCT’s results will be presented as discontinued operations and all comparative periods presented therein will be recast accordingly.

Gain recognition: The full gain on sale will be recognized in Q3 2026, the period of disposal, upon closing on August 24, 2026, pursuant to ASC 205-20-45-3.

These pro forma financial statements present LCT’s historical results as an adjustment in Column B (Transaction Accounting Adjustments) rather than as a separate discontinued operations line, consistent with Article 11 of Regulation S-X and SEC Staff guidance on the presentation of pro forma financial information for completed or probable dispositions.

Book Value of Assets Being Sold

As of March 31, 2026, the net book value of the assets and liabilities of LCT (the business being sold in the Transaction) was approximately $2,703,000. The Adjusted purchase price of $25,250,000 (subject to other adjustments related to transaction costs and working capital) represents a premium of approximately $22,547,000 to the net book value of LCT’s assets.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE INTERESTS SALE

The following discussion is a general summary of certain anticipated U.S. federal income tax consequences of the Interests Sale to the Company. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code (the “Treasury Regulations”), and published rulings and decisions, all as currently in effect as of the date of this information statement, and all of which are subject to change or to differing interpretation, possibly with retroactive effect. Tax considerations under state, local, and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this information statement. This summary does not describe application of the installment sale rules to the extent any of the assets of the Company are sold at a gain. In addition, neither the Company nor ATCC has requested or will request an opinion from their respective counsel or a ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the transactions described herein. This summary is not binding on the IRS or necessarily indicative of the IRS’ view, and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein.

This summary also does not describe any tax consequences to our stockholders (including as a result of a liquidation or deemed liquidation of the Company or as a result of a distribution by the Company to our shareholders). Accordingly, the stockholders are advised and expected to consult their own tax advisors regarding the U.S. federal, state and local income tax consequences of the Interests Sale in light of their particular circumstances and the tax consequences of the Interests Sale under U.S. federal non-income tax laws and state, local and non-U.S. tax laws. This summary is for general information only and is not tax advice.

The Interests Sale is entirely a corporate action. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes solely as a result of the Interests Sale.

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The Interests Sale likely will be treated as a taxable sale of corporate assets in exchange for certain cash payments. The amount of gain or loss we recognize with respect to the sale of a particular asset will be measured by the difference between the amount realized by us on the sale of that asset and our tax basis in that asset. For purposes of determining the amount realized by us with respect to specific assets, the total amount realized by us will generally be allocated in proportion to their respective fair market values. Our basis in our assets is generally equal to their cost, as adjusted for certain items, such as depreciation. The determination of whether we will recognize gain or loss will be made with respect to each of the assets sold. Accordingly, we may recognize gain on the sale of certain assets and loss on the sale of certain others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset.

We believe that the fair market value of the consideration (including any assumed liabilities) received from ATCC exceeds the adjusted tax basis in the assets being sold; in that case, we will likely incur U.S. federal income tax as a result of the Interests Sale. We anticipate that our tax attributes, including our U.S. federal net operating loss carryforwards (“NOLs”), will be available to partially reduce our U.S. federal income tax liability resulting from such gain, even after taking into account applicable limitations under the Code.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change NOLs or other tax attributes to offset future taxable income or reduce taxes. Our past issuances of stock and other changes in our stock ownership may have resulted in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-change NOLs may be subject to limitation under Section 382 of the Code.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION

None of the directors and executive officers of the Company have interests in the Transaction that may be different from, or in addition to, the interests of the Company’s stockholders generally.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of ISCO’s Common Stock as of the Record Date, July 10, 2026, by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s directors; (iii) each of the Company’s named executive officers; and (iv) all of the Company’s directors and executive officers as a group.

The following table sets forth information regarding the beneficial ownership of our common stock and our preferred stock as of the Record Date, July 10, 2026, by (i) each person who is known by us to beneficially own 5% or more of our common stock or 5% or more of our preferred stock, (ii) each of our directors and named executive officers, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Other than for matters adversely affecting the rights and preferences of the preferred stock, the shares of our preferred stock (other than shares of Series I-2 preferred stock, which is non-voting) vote together with the shares of common stock on most matters, with the shares of preferred stock entitled to cast a number of votes equal to the number of shares of common stock into which the shares of preferred stock could be converted. As of July 10, 2026, there were a total of 5,254,353 shares of preferred stock outstanding that were convertible into a total of 7,518,830 shares of common stock. Dr. Andrey Semechkin and Dr. Russell Kern, either directly or through entities that they control, beneficially own a total of 5,004,353 shares of preferred stock, that could be converted into a total of 5,435,496 shares of common stock. As such, Dr. Andrey Semechkin and Dr. Russell Kern control approximately 72.3% of the voting power of the preferred stock. The shares of common stock issuable upon conversion of the preferred stock are reflected in the following table.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Common Stock subject to any warrants or options held by that person that are currently exercisable or exercisable within 60 days of July 10, 2026 were deemed to be outstanding, and shares of preferred stock owned by such person and convertible into Common Stock were deemed to be converted into Common Stock. Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

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	Actual	Percent of
	Beneficial	Beneficial
Name of Beneficial Owner	Ownership	Ownership(1)
Andrey Semechkin (2)(3)(4)(5)(6)	16,148,632	73.50%
Russell Kern (2)(3)(4)(5)(6)	16,148,632	73.50%
Paul Maier (2)(3)	2,221,093	12.54%
Donald Wright (2)(3)	2,193,030	12.38%
All Executive Officers and Directors as a Group (4 Persons)	20,562,755	78.05%
5% Holders
X-Master, Inc. (4)	624,762	4.02%
AR Partners LLC (6)	450,073	2.90%

(1)	Based on 8,004,389 shares outstanding as of July 10, 2026, plus shares issuable under derivative securities which are exercisable within 60 days of July 10, 2026.

(2)	The business address for each director and officer is 9745 Businesspark Ave, San Diego, California 92131.

(3)	Includes shares issuable upon conversion of outstanding shares of preferred stock and options to purchase shares of our common stock exercisable within 60 days of July 10, 2026 in the following amounts:

Dr. Andrey Semechkin, 12,060,704 shares; Dr. Russell Kern, 12,060,704 shares; Mr. Maier, 2,188,291 shares; Mr. Wright, 2,188,291 shares; and All Executive Officers and Directors as a Group, 16,258,888 shares.

(4)	The business address for X-Master, Inc. is 1 Overlook Drive, Unit 11, Amherst, New Hampshire 03031. X-Master Inc. is owned by Dr. Andrey Semechkin. Dr. Russell Kern is the President of X-Master, Inc. The shares held by X-Master are all issuable upon conversion of outstanding shares of preferred stock and are considered to be beneficially owned by each of Andrey Semechkin and Russell Kern.

(5)	Pursuant to the applicable SEC rules, each of Dr. Andrey Semechkin and Dr. Russell Kern are considered to be the beneficial owner of shares held by the other.

(6)	The business address for AR Partners LLC is 9745 Businesspark Ave, San Diego, California 92131. AR Partners LLC is owned by Dr. Andrey Semechkin and Dr. Russell Kern. Dr. Russell Kern is the General Manager of AR Partners LLC. The shares held by AR Partners are all issuable upon conversion of outstanding shares of preferred stock and are considered to be beneficially owned by each of Andrey Semechkin and Russell Kern.

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RISK FACTORS

In evaluating the Transaction, stockholders should carefully consider the following risk factors, in addition to the other information contained in this Information Statement and the Company’s filings with the SEC:

Risks Related to the Transaction

The Transaction may not be completed on the anticipated timeline or at all.

The completion of the sale of 100% of the membership interests in LCT to ATCC pursuant to the MIPA is subject to numerous closing conditions, many of which are beyond the Company’s control. These conditions include, among others, the accuracy of each party’s representations and warranties, the performance of pre-closing covenants, the absence of a material adverse effect, the absence of any governmental order or restraint prohibiting the Transaction, and the expiration of a 20-day waiting period following the filing of the Information Statement with the SEC under Regulation 14C. If any of these conditions are not satisfied or waived on a timely basis, the closing of the Transaction may be delayed or may not occur at all.

The MIPA provides that either party may terminate the agreement if the closing has not occurred within 60 days of execution (subject to automatic extension in the event of SEC review delays). While stockholder approval has been obtained via written consent of the requisite holders, the Information Statement process with the SEC must be completed before the Transaction can close. Any delays in the SEC review process, difficulties in satisfying the closing conditions, or the occurrence of events that would render the conditions incapable of being satisfied could delay or prevent completion of the Transaction. There can be no assurance that the Transaction will be completed within the anticipated timeframe or at all.

The MIPA may be terminated under certain circumstances, and the Company may be unable to complete the Transaction due to events beyond its control.

The MIPA contains a number of termination provisions that could prevent the Transaction from being completed. The MIPA may be terminated by: (a) mutual written consent of the parties; (b) either party if the closing has not occurred within 60 days (with automatic extension for SEC review delays), provided the terminating party did not cause the failure; (c) either party if a court or other governmental authority issues a final, nonappealable order prohibiting the Transaction; (d) ATCC if the Company breaches its representations, warranties, or covenants and fails to cure within 15 days of notice; (e) the Company if ATCC breaches its obligations and fails to cure within 15 days; or (f) ATCC if the Stockholder Written Consent is not delivered within 24 hours of execution.

Certain of these termination triggers, such as the issuance of a final governmental order or regulatory action prohibiting the Transaction, are entirely beyond the Company’s control. If the MIPA is terminated, the Company will not receive the purchase price or realize the anticipated benefits of the Transaction, and will have incurred significant costs in pursuing the Transaction. Upon termination, no party has further liability to the other, except in the case of fraud or willful and material breach of the MIPA.

If the Transaction is not completed, the Company’s business, financial condition, and stock price may be adversely affected.

If the Transaction is not completed for any reason, the Company may be subject to a number of material risks. The announcement of the Transaction and the subsequent failure to complete it could harm the Company’s reputation with customers, suppliers, and other business partners. The market price of the Company’s common stock may decline to the extent that the current market price reflects an assumption that the Transaction will be completed. In addition, the Company’s management has devoted, and will continue to devote, substantial time and resources to the Transaction, which could otherwise have been directed to other business opportunities and operations.

Furthermore, the failure to complete the Transaction could result in the loss of key employees who may have been retained in anticipation of the Transaction or who may become uncertain about their future with the Company. The Company may also face negative perceptions among investors, analysts, and others in the financial community. Any of these risks, individually or in combination, could have a material adverse effect on the Company’s business, results of operations, financial condition, and stock price.

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The Company will be subject to operating restrictions during the period between execution of the MIPA and the closing.

Under the terms of the MIPA, the Company is subject to significant operating restrictions during the pre-closing period that limit its ability to conduct the business of LCT in the ordinary course without the prior written consent of ATCC. Among other things, the Company may not, without ATCC’s consent: change the organizational documents of the subsidiary; issue or sell any securities; incur indebtedness; make capital expenditures in excess of $15,000 individually or $25,000 in the aggregate per month; acquire any business or material assets; terminate or amend material permits; sell or dispose of material assets; enter into, modify, or terminate material contracts; change employee compensation; or settle litigation above specified thresholds.

These restrictions may prevent the Company from pursuing otherwise attractive business opportunities, responding to competitive developments, or taking actions that the Company’s management might otherwise consider to be in the best interests of the Company and its stockholders. Compliance with these restrictions may impair the Company’s ability to maintain its existing business relationships, retain key personnel, or preserve the value of its business during the pendency of the Transaction.

The announcement and pendency of the Transaction may adversely affect the Company’s business relationships, operating results, and stock price.

The announcement and pendency of the Transaction may create uncertainty for the Company’s customers, suppliers, employees, and other stakeholders. Customers and suppliers may defer purchasing or contracting decisions, seek alternative sources of products or services, or otherwise modify their business relationships with LCT. Competitors may attempt to exploit the uncertainty to attract the Company’s customers, suppliers, or employees. Key employees may seek alternative employment due to uncertainty about their future roles following the Transaction.

In addition, the Company’s stock price may be subject to increased volatility during the pendency of the Transaction. Market participants may speculate about the likelihood of the Transaction being completed, the impact of the Transaction on the Company’s future operations, or the Company’s strategic direction following the closing. These factors could cause the market price of the Company’s common stock to fluctuate significantly, which may adversely affect the Company’s stockholders.

The Company may be required to indemnify ATCC after the closing for breaches of representations and warranties or covenants under the MIPA.

The Company has agreed to indemnify ATCC for damages arising from, among other things: breaches of the Company’s representations and warranties; breaches of the Company’s covenants and agreements; claims by interest holders of the Company; undisclosed indebtedness; transaction expenses; tax liabilities; fraud or willful misconduct; certain employee-related liabilities; and failures related to intellectual property transfers. The Company’s general representations and warranties survive for nine months following the closing, while Specified Representations survive for four years and Fundamental Representations survive for six years.

If ATCC makes indemnification claims against the Company, the Company may be required to pay substantial damages. While the MIPA provides a deductible of $25,000 for certain claims, indemnification claims may be satisfied first from the escrow funds and then directly from the Company. No party is liable for damages exceeding the proceeds actually received from the Transaction (other than in the case of Fraud). The Company’s exposure to indemnification obligations could be material and could adversely affect the Company’s financial condition.

Risks Related to ISCO Following the Transaction

Following the Transaction, the Company’s operations will be substantially reduced and the Company will be heavily dependent on its remaining business lines.

LCT represents a significant portion of the Company’s current business operations, revenue, and assets. Upon the closing of the Transaction, the Company will divest the entirety of the membership interests in LCT and will no longer derive any revenue, operational support, or strategic benefit from that subsidiary. As a result, the Company’s operations will be substantially reduced and the Company will have significantly fewer employees, revenue streams, and assets with which to sustain its continuing business.

The Company’s remaining business lines may not be sufficient to sustain the Company as a going concern without the development of new revenue sources, strategic acquisitions, or other business initiatives. Investors should be aware that the Company following the Transaction will be a significantly smaller enterprise with greater concentration risk in its remaining operations, and there can be no assurance that those remaining operations will be profitable or sustainable over the long term.

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There can be no assurance that the Company will be able to successfully deploy the Transaction proceeds.

The Company expects to receive a purchase price of $25,000,000 in connection with the Transaction, subject to customary adjustments for net working capital, closing date cash, and closing date indebtedness, and further subject to the escrow holdbacks described above. Following the closing, the Company will need to identify and evaluate new business opportunities, potential acquisitions, or other uses of capital in order to redeploy the Transaction proceeds in a manner that creates value for stockholders.

There can be no assurance that suitable opportunities will be available, that the Company will be able to consummate any such transactions on favorable terms, or that any deployment of the Transaction proceeds will generate acceptable returns. The Company may face significant competition for attractive acquisition targets or investment opportunities, and the Company’s management team may not have the expertise or resources necessary to execute successfully in new business areas. Any failure to deploy the Transaction proceeds effectively could result in diminished returns for stockholders and a decline in the market price of the Company’s common stock.

The Company may face challenges retaining key employees following the Transaction.

In connection with the closing of the Transaction, the LCT employees will transfer to ATCC. The Company’s remaining employees may experience uncertainty regarding their future roles, compensation, and career prospects within a substantially reduced organization. This uncertainty may lead to attrition among key personnel whose skills, experience, and institutional knowledge are critical to the Company’s continuing operations and future strategic initiatives.

The loss of key employees could impair the Company’s ability to execute its remaining business operations, pursue new opportunities, and maintain the relationships necessary for ongoing success. Competition for qualified personnel is intense, and the Company’s reduced size and uncertain strategic outlook following the Transaction may make it more difficult to attract and retain talented employees. Any significant employee departures could have a material adverse effect on the Company’s business, results of operations, and financial condition.

INFORMATION CONCERNING ACTION BY WRITTEN CONSENT

As described in this Information Statement, the Consenting Stockholders have approved the Transaction by written consent in lieu of a special meeting of stockholders. The Company is not soliciting your proxy or consent in connection with this action, and proxies and consents are not requested from stockholders.

Under Rule 14c-2 of the Exchange Act, the Transaction may not be consummated until at least 20 calendar days after the date on which this Information Statement is first mailed to stockholders of record. The Company anticipates that the Transaction will be consummated as promptly as practicable after the expiration of such 20-calendar-day period, subject to the satisfaction or waiver of the other closing conditions described in this Information Statement.

Costs of This Information Statement

ISCO will bear the entire cost of preparing, printing, and mailing this Information Statement to stockholders. The Company estimates that such costs will be approximately $10,000. The Company may also reimburse brokerage houses, fiduciaries, nominees, and other custodians for their costs of forwarding this Information Statement to beneficial owners of Common Stock held in their names.

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Householding

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for information statements with respect to two or more security holders sharing the same address by delivering a single information statement addressed to those security holders. This process, commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

If you share an address with another stockholder and have received multiple copies of this Information Statement, you may write or call the Company to request delivery of a single copy in the future. If you share an address with another stockholder and have received only one copy of this Information Statement, you may request a separate copy by writing or calling the Company at the following address:

International Stem Cell Corporation
9745 Businesspark Ave
San Diego, California 92131
Attention: Corporate Secretary
Telephone: (760) 940-6383

FUTURE STOCKHOLDER PROPOSALS

If the Transaction is completed, ISCO will continue to be subject to the reporting requirements of the Exchange Act and will continue to file annual, quarterly, and current reports with the SEC. ISCO stockholders who wish to submit proposals for inclusion in the Company’s proxy materials for its next annual meeting of stockholders should review the Company’s most recent proxy statement, filed April 29, 2026, the requirements of Rule 14a-8 under the Exchange Act and the Company’s Bylaws.

WHERE YOU CAN FIND MORE INFORMATION

ISCO files annual, quarterly, and current reports, information statements, and other information with the SEC. ISCO’s SEC filings are available to the public at the SEC’s website at www.sec.gov. You may also obtain copies of these documents, free of charge, from:

International Stem Cell Corporation

9745 Businesspark Ave

San Diego, California 92131

Attention: Corporate Secretary

Telephone: (760) 940-6383

You should rely only on the information contained in or incorporated by reference in this Information Statement. ISCO has not authorized anyone else to provide you with different information. This Information Statement is dated August 4, 2026. You should not assume that the information contained in this Information Statement is accurate as of any date other than such date.

The following documents filed by ISCO with the SEC are incorporated herein by reference:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 30, 2026;
•	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, as filed with the SEC on May 14, 2026;
•	Current Report(s) on Form 8-K filed with the SEC on June 12, 2026 and July 16, 2026; and
•	All other documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this Information Statement and prior to the consummation of the Transaction.

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ANNEXES

The following documents are attached to this Information Statement as annexes and are incorporated herein by reference:

Annex A - Membership Interest Purchase Agreement, dated as of July 10, 2026, by and among American Type Culture Collection, Inc., Lifeline Cell Technology, LLC, International Stem Cell Corporation (a California corporation), and International Stem Cell Corporation (a Delaware corporation)

* * * * *

By Order of the Board of Directors of

International Stem Cell Corporation

Andrey Semechkin, PhD

Chief Executive Officer and Co-Chairman of the Board

August 4, 2026

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ANNEX A

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

American Type Culture Collection, Inc.;

International Stem Cell Corporation (a DE corporation);

International Stem Cell Corporation (a CA corporation);

and

Lifeline Cell Technology, LLC

Dated as of July 10, 2026

TABLE OF CONTENTS

Page

Section 1. Description of Transaction	1
1.1. Agreement to Sell and Purchase	1
1.2. Closing	2
1.3. Purchase Price; Closing Consideration	2
1.4. Closing Deliveries and Payments	2
1.5. Post Closing Adjustment to Closing Consideration	3
1.6. Escrow	5
1.7. Withholding	6
Section 2. Representations and Warranties of the Company	6
2.1. Authority; Binding Nature of Agreement	6
2.2. Subsidiaries; Organization; Etc	6
2.3. Capitalization, Etc	7
2.4. Non-Contravention; Consents	7
2.5. SEC Reports; Financial Statements	7
2.6. Absence of Certain Changes	8
2.7. Title to Assets; Sufficiency of Assets	8
2.8. Accounts Receivable; Accounts Payable	9
2.9. Equipment	9
2.10. Real Property; Leasehold	9
2.11. Intellectual Property, Data Protection, and Cybersecurity	10
2.12. Material Contracts	13
2.13. Liabilities	15
2.14. Inventories	15
2.15. Compliance with Laws; Regulatory Matters	15
2.16. Regulatory Compliance	16

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2.17. Tax Matters	16
2.18. Employee Matters	17
2.19. Environmental Matters	19
2.20. Insurance	19
2.21. Litigation; Orders	19
2.22. Financial Advisors	19
2.23. Related Party Transactions	20
2.24. Customers, Vendors and Distributors	20
2.25. No Other Representations or Warranties	20
Section 3. Representations and Warranties of Seller	21
3.1. Organization of Seller	21
3.2. Authority; Binding Nature of Agreement	21
3.3. Title to Interests	21
3.4. No Conflict; Required Consents	21
3.5. Litigation	21
3.6. Employee Benefit Plans and Employee Matters	21
3.7. International Trade; Import/Export Control	24
3.8. Certain Business Practices	24
3.9. Seller Vote Required	24
3.10. Financial Advisors	25
3.11. Solvency	25
Section 4. Representations and Warranties of Purchaser	25
4.1. Organization of Purchaser	25
4.2. Authority; Binding Nature of Agreement	25
4.3. Non-Contravention; Consents	25
4.4. Litigation	25
4.5. Sufficient Funds	25
4.6. Financial Advisor	25

ii

Section 5. Certain Covenants of Seller and the Company	26
5.1. Access	26
5.2. Conduct of the Business of the Company	26
5.3. New Employment Arrangements	28
5.4. Release of Escrowed Materials; Payment of Closing Date Transaction Expenses	39
5.5. Non-Solicitation; Non-Compete	29
5.6. Release	30
Section 6. Additional Covenants of the Parties	30
6.1. Indemnification of Officers and Directors	30
6.2. Disclosure; Confidentiality	31
6.3. Tax Matters	32
6.4. Seller Stockholder Approval	33
6.5. Non-Solicitation	34
6.6. Regulatory Meetings	35
6.7. Termination of Affiliated Agreements	35
6.8. Further Assurances	35
Section 7. Indemnification	35
7.1. Indemnification by Seller	35
7.2. Third-Party Claims	36
7.3. Indemnification Mechanics	37
7.4. Survival of Representations and Warranties	37
7.5. Limitations	38
7.6. Manner of Payment; Release of Escrow	38
7.7. Tax Treatment of Payments	39
Section 8. Closing Conditions	39
8.1. Conditions to the Obligations of Each Party	39
8.2. Conditions to the Obligations of Purchaser	39
8.3. Conditions to the Obligations of Seller and the Company	40

iii

Section 9. Termination	40
9.1. Termination	40
9.2. Effect of Termination	41
Section 10. Miscellaneous Provisions	41
10.1. Amendment	41
10.2. Expenses	41
10.3. Waiver	41
10.4. Entire Agreement; Counterparts	41
10.5. Applicable Law; Jurisdiction	42
10.6. Assignability	42
10.7. Third Party Beneficiaries	42
10.8. Notices	42
10.9. Severability	43
10.10. Specific Performance	43
10.11. Construction	43
10.12. Disclosure Schedule	44

iv

Exhibits

Exhibit A	-	Certain Definitions

Exhibit B	-	Support Agreement

Exhibit C	-	Form of Stockholder Written Consent

Exhibit D	-	Form of Transition Services Agreement

Exhibit E	-	Example Calculation of Closing Date Net Working Capital

Exhibit F	-	Form of Membership Interest Assignment

Exhibit G	-	Form of Seller IP Assignment

Schedule A	-	Requisite Holders

Schedule 1.4(b)(iii)	-	Resigning Officers

Schedule 1.4(b)(ix)	-	Terminated Contracts

Schedule 1.4(b)(xii)	-	Third-Party Consents

Schedule 1.4(b)(xiii)	-	Pay Off Letters

Schedule 6.1(a)	-	Indemnification Agreements

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MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (as may be amended from time to time, this “Agreement”) is made and entered into as of July 10, 2026, by and among: American Type Culture Collection, Inc., a District of Columbia corporation (“Purchaser”); Lifeline Cell Technology, LLC, a California limited liability company (the “Company”); International Stem Cell Corporation, a California corporation (“Intermediate”) and International Stem Cell Corporation, a Delaware corporation (“Parent” and together with Intermediate, “Seller”). Each of Seller, the Company, Intermediate and Purchaser is sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Certain capitalized terms used in this Agreement are defined in Exhibit A.

Recitals

A. Seller owns 100% of the issued and outstanding limited liability company interests (the “Interests”) of the Company.

B. The Parties wish to provide for (i) the sale and transfer of 100% of the Interests (such Interests, the “Purchased Interests”) free and clear of any Liens (other than restrictions under securities laws) to Purchaser, and (ii) the employment by Purchaser or its designated Affiliate of certain employees of Seller effective as of Closing, and to provide for certain related transactions, upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements.

C. Each of the respective boards of directors (or other governing body) of Purchaser, Seller and the Company, and Seller as the sole member of the Company, have approved and adopted this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

D. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, the stockholders of Seller identified as “Requisite Holders” on Schedule A (such stockholders, the “Requisite Holders”) have entered into Support Agreements, dated as of the date hereof, in the form attached hereto as Exhibit B (the “Support Agreement”), pursuant to which the Requisite Holders have agreed to vote all their shares of Seller’s capital stock in favor of the Transactions, subject to the terms and conditions set forth therein.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Purchaser to enter into this Agreement, Purchaser and Seller have entered into a transition services agreement, in the form attached hereto as Exhibit D (the “Transition Services Agreement”), to be effective upon the Closing.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

Section 1.	Description of Transaction

1.1. Agreement to Sell and Purchase. At the Closing and upon the terms and subject to the conditions set forth in this Agreement, in exchange for the Purchase Price (as defined below), Seller shall irrevocably sell, assign, transfer, convey and deliver all of the Purchased Interests of Seller, free and clear of all Liens (other than restrictions under securities laws), to Purchaser or its designated Affiliate, and Purchaser or its designated Affiliate shall acquire and accept, all right, title and interest in, to and under the Purchased Interests.

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1.2. Closing. The closing of the Transactions (“Closing”) shall take place by electronic exchange (by ..PDF, email or other form of electronic communication), at 9:00 a.m. Eastern Time on the second Business Day following the full satisfaction or waiver (by the Party entitled to the benefit of such condition) of the closing conditions set forth in Section 8 (other than those conditions that by their terms or nature are to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions at Closing), or at such other time as Purchaser and Seller may agree in writing. The date on which Closing actually occurs shall be referred to herein as the “Closing Date”.

1.3. Purchase Price; Closing Consideration.

(a) The aggregate purchase price for the Purchased Interests to be paid by Purchaser to Seller pursuant to this Agreement (the “Purchase Price”) will be equal to:

(i) twenty-five million U.S. dollars ($25,000,000), plus or minus

(ii) the Estimated Net Working Capital Adjustment, plus

(iii) the Estimated Closing Date Cash, minus

(iv) the Estimated Closing Date Indebtedness.

(b) “Closing Consideration” means: (i) the Purchase Price, minus (ii) the Escrow Amount.

1.4. Closing Deliveries and Payments.

(a) On the Closing Date, Purchaser will deliver, or cause to be delivered:

(i) to Seller, by wire transfer of immediately available funds in accordance with the wire instructions provided by Seller at least three Business Days prior to the Closing, an aggregate amount in cash equal to the Closing Consideration;

(ii) to the Escrow Agent, the Escrow Amount, as set forth in Section 1.6(a);

(iii) a counterpart to the Escrow Agreement duly executed by Purchaser and the Escrow Agent; and

(iv) counterparts to each of the other Ancillary Agreements to which Purchaser is party, in each case, duly executed by Purchaser.

(b) On the Closing Date, Seller will deliver, or cause to be delivered:

(i) a membership interest assignment, in the form attached hereto as Exhibit F, duly executed by Seller;

(ii) a certificate signed by an authorized officer of each of Seller and the Company which shall (i) attach and certify a copy of all resolutions adopted by the governing body of Seller or the Company, as applicable, authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which each of Seller or the Company is party, as applicable, and the consummation of the Transactions, and (ii) certify that all such resolutions were duly adopted in connection with the Transactions and have not been revoked, repealed or otherwise modified;

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(iii) letters of resignations from each of the officers, directors and managers of the Company set forth on Schedule 1.4(b)(iii), duly executed by such Persons and in form and substance reasonably acceptable to Purchaser, to be effective as of the Closing;

(iv) a properly executed IRS Form W-9 from Seller;

(v) a certificate of good standing for each of the Company and Seller, in each case, certified by the Secretary of State of the State of California or the Secretary of State of the State of Delaware, respectively, dated as of no more than five days prior to the Closing Date;

(vi) a certificate of good standing for the Company certified by the Secretary of State of the State of Maryland, dated as of no more than five days prior to the Closing Date;

(vii) each of the Ancillary Agreements to which Seller or the Company is a party duly executed by Seller or the Company, as applicable;

(viii) intentionally ommitted

(ix) evidence of the termination of each of the Contracts set forth on Schedule 1.4(b)(ix), in form reasonably acceptable to Purchaser;

(x) the Closing Release;

(xi) Seller IP Assignment Agreement, in the form attached hereto as Exhibit G, duly executed by Seller, exclusively assigning any Intellectual Property used in the Business in which Seller has any right to the Company;

(xii) evidence reasonably satisfactory to Purchaser that all notifications, consents and approvals listed in Schedule 1.4(b)(xii) were timely delivered or obtained;

(xiii) payoff letters with respect to any Debt of the Company set forth on Schedule 1.4(b)(xiii) from each applicable creditor, in form and substance reasonably acceptable to Purchaser, indicating that upon payment of the amount set forth therein, such creditor shall execute and/or file Uniform Commercial Code Termination Statements to release its Liens and other security interests in the assets and properties of Company, and that all obligations with respect to such Debt shall be satisfied; and

(xiv) evidence reasonably satisfactory to Purchaser that Company has cash in its bank equal to at least $250,000.

1.5. Post Closing Adjustment to Closing Consideration.

(a) Not less than three Business Days prior to the Closing Date, Seller shall deliver to Purchaser a written statement executed by an authorized officer of Seller (the “Estimated Closing Statement”) setting forth in reasonable detail (i) Seller’s calculation of the Purchase Price and the Closing Consideration and (ii) Seller’s good faith estimate of (A) the Closing Date Net Working Capital (the “Estimated Closing Date Net Working Capital”) and the Estimated Net Working Capital Adjustment, (B) the Closing Date Cash (the “Estimated Closing Date Cash”), (C) the Closing Date Indebtedness (the “Estimated Closing Date Indebtedness”), and (D) the Closing Date Transaction Expenses (the “Estimated Closing Date Transaction Expenses”).

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(b) Within 90 days following the Closing, Purchaser shall prepare and deliver to Seller a written statement (the “Closing Statement”) setting forth in reasonable detail its calculation of (i) the Closing Date Net Working Capital and the Net Working Capital Adjustment, (ii) the Closing Date Cash, (iii) the Closing Date Indebtedness, and (iv) the Closing Date Transaction Expenses. The Closing Statement shall be prepared in accordance with the Accounting Principles and the definitions of Closing Date Net Working Capital, Net Working Capital Adjustment, Closing Date Cash, Closing Date Indebtedness and Closing Date Transaction Expenses. To the extent reasonably requested by Seller, following the Closing, Purchaser shall provide to Seller and its representatives reasonable access, during regular business hours, in such a manner as to not interfere with the normal operation of Purchaser (subject to the execution of customary work paper access letters, if requested), to work papers and books and records relating to the preparation of the Closing Statement and to its employees who are knowledgeable about the preparation of the Closing Statement, in each case, solely for the purpose of assisting Seller and its representatives in their review of the Closing Statement and the calculations contained therein. If Purchaser fails to deliver the Closing Statement in such 90-day period, then Seller shall thereafter have the right to declare the Estimated Closing Statement final, in which case, the Estimated Closing Statement shall be final and binding upon the parties hereto for all purposes hereunder.

(c) If Seller disagrees with the calculations in the Closing Statement, Seller shall notify Purchaser of such disagreement in writing (the “Dispute Notice”) no later than the 30th day after delivery of the Closing Statement (the “Dispute Period”). The Dispute Notice must set forth in reasonable detail (i) any item on the Closing Statement which Seller believes has not been prepared in accordance with this Agreement (each such disputed item, a “Disputed Item”) and Seller’s determination of the amount of such Disputed Item and (ii) Seller’s alternative calculation of the Closing Date Net Working Capital and Net Working Capital Adjustment, the Closing Date Cash, the Closing Date Indebtedness and/or the Closing Date Transaction Expenses, as the case may be. If a Dispute Notice executed by Seller is not delivered to Purchaser in accordance with this Section 1.5(c) prior to the expiration of the Dispute Period, then Seller shall be deemed to have agreed to the Closing Statement, in which event the Closing Statement shall be deemed to be final and binding on the parties hereto. Any item or amount that Seller does not dispute in reasonable detail in the Dispute Notice prior to the expiration of the Dispute Period shall be final, binding and conclusive on the parties hereto for all purposes hereunder.

(d) In the event any such Dispute Notice is timely provided, Purchaser and Seller shall use commercially reasonable efforts for a period of 15 days after the date of such Dispute Notice (or such longer period as they may mutually agree to in writing) to resolve any disagreements with respect to any Disputed Item(s) identified in the Dispute Notice. If, at the end of such 15-day period (or such longer period as mutually agreed), Seller and Purchaser remain unable to resolve the dispute in its entirety, then the unresolved items and amounts thereof in dispute shall be submitted to a nationally recognized financial services firm, reasonably acceptable to Purchaser and Seller, which shall not be the independent accountants of Purchaser or Seller (the “Dispute Auditor”). The Dispute Auditor shall determine, based solely on the provisions of this Section 1.5, the Accounting Principles, the definitions of Closing Date Net Working Capital, Net Working Capital Adjustment, Closing Date Cash, and Closing Date Indebtedness and the written presentations by Seller and Purchaser, and not by independent review, only those Disputed Items that remain then in dispute as set forth in the Dispute Notice.

(e) The Dispute Auditor’s determination of the Closing Date Net Working Capital, the Net Working Capital Adjustment, the Closing Date Cash, and the Closing Date Indebtedness, as applicable, shall be made within 30 days after the dispute is submitted for its determination and shall be set forth in a written statement delivered to Seller and Purchaser. The Dispute Auditor shall have exclusive jurisdiction over, and resorting to the Dispute Auditor as provided in this Section 1.5 shall be the only recourse and remedy of the Parties against one another with respect to, those items and amounts that remain in dispute under this Section 1.5. The costs and expenses of the Dispute Auditor will be apportioned between Seller and Purchaser based upon the relative extent (expressed as a percentage) to which the positions of Seller and Purchaser are upheld by the Dispute Auditor (as determined, in the case of any disagreement between Seller and Purchaser, by the Dispute Auditor).

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(f) Seller and Purchaser shall, and shall cause their respective Affiliates and Representatives to, cooperate in good faith with the Dispute Auditor, and shall give the Dispute Auditor access to all data and other information (including relevant books and records) within such party’s control it reasonably requests for purposes of such resolution. There shall be no ex parte communications between any party hereto (or its Representatives), on the one hand, and the Dispute Auditor, on the other hand, relating to any Disputed Item. The Dispute Auditor shall consider only those Disputed Items identified in the Dispute Notice with respect to which Seller and Purchaser have been unable to agree, and shall act as an expert only (and thus not as an arbitrator). In no event shall the decision of the Dispute Auditor assign a value to any Disputed Item greater than the greatest value for such Disputed Item claimed by either Purchaser or Seller or lesser than the smallest value for such Disputed Item claimed by either Purchaser or Seller. Any determinations made by the Dispute Auditor pursuant to this Section 1.5 shall be final, non-appealable and binding on the Parties hereto and shall not be subject to dispute, appeal, proceeding or challenge for any reason and shall not be subject to judicial review, absent manifest error or fraud.

(g) “Adjustment Amount” means the net amount, which may be positive or negative, equal to: (i) the amount of the Net Working Capital Adjustment (based on the Closing Date Net Working Capital (as finally determined in accordance with this Section 1.5) (which amount may be positive or negative)); plus (ii) (a) the Closing Date Cash (as finally determined in accordance with this Section 1.5); minus (b) the Estimated Closing Date Cash; plus (iii) (a) the Estimated Closing Date Indebtedness; minus (b) the amount of Closing Date Indebtedness (as finally determined in accordance with this Section 1.5).

(i) If the Adjustment Amount is a positive number, then within five Business Days after the final determination of the amount, (A) Purchaser shall pay an amount in cash to Seller equal to the Adjustment Amount and (B) Purchaser and Seller shall deliver joint written instructions to the Escrow Agent in accordance with the Escrow Agreement and Seller shall be entitled to recover the Adjustment Escrow Fund.

(ii) If the Adjustment Amount is a negative number, then within five Business Days after the final determination of such amount, (A) Purchaser and Seller shall deliver joint written instructions to the Escrow Agent in accordance with the Escrow Agreement and Purchaser shall be entitled to recover an amount equal to the Adjustment Amount from the Adjustment Escrow Fund and (B) to the extent the Adjustment Amount exceeds the Adjustment Escrow Fund, Seller shall pay an amount in cash to Purchaser equal to the Adjustment Amount minus the Adjustment Escrow Fund.

(iii) If the Adjustment Amount is a negative number that (expressed as a positive number) is less than the Adjustment Escrow Amount, then within five Business Days after the final determination of the amount, Purchaser and Seller shall deliver joint written instructions to the Escrow Agent and Seller shall be entitled to recover the remaining portion of the Adjustment Escrow Fund due to Seller.

(h) Notwithstanding anything to the contrary contained herein, no line item included in the calculation of Closing Date Net Working Capital and Net Working Capital Adjustment, the Closing Date Cash or the Closing Date Indebtedness, shall be duplicative of any other line item included in such other calculations.

1.6. Escrow.

(a) On the Closing Date, Purchaser (or one of its designees) shall deliver to the Escrow Agent, as a contribution to the Escrow Funds, (i) the Adjustment Escrow Amount, which shall be deposited in an account designated for the purpose of securing any recovery of the Adjustment Amount by Purchaser under Section 1.5 and (ii) the Indemnity Escrow Amount, which shall be deposited in an account designated for the purpose of securing certain indemnity obligations of Seller to Indemnified Parties pursuant to Section 7.6. The Escrow Funds shall be held by the Escrow Agent in accordance with the terms of this Agreement and the terms of the Escrow Agreement. The Escrow Fund shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any Person, and shall be held and disbursed solely for the purposes and in accordance with the terms of this Agreement and the terms of the Escrow Agreement.

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(b) Purchaser shall be treated as the owner of the Escrow Funds for Tax purposes. Any income and gains of the Escrow Funds shall be available to Purchaser as part of the Escrow Funds, but if not paid to Purchaser in connection with a negative Adjustment Amount in accordance with Section 1.5(g)(ii) or the satisfaction of Seller’s indemnity obligations under Article 7 shall ultimately be distributable to Seller (less any applicable tax distributions pursuant the Escrow Agreement) in accordance with this Agreement and the Escrow Agreement.

1.7. Withholding. Notwithstanding anything herein to the contrary, Purchaser, the Escrow Agent, the Company, Seller and their respective agents (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the Purchase Price and any other payments contemplated by this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law, or any other Laws; provided, however, the Withholding Agent shall provide Seller with a reasonable opportunity to minimize the amount of any applicable withholding. To the extent that amounts are so withheld and paid to the appropriate Governmental Body, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding were made.

Section 2.	Representations and Warranties of the Company

Each of Seller and the Company represents and warrants to Purchaser, which qualify these representations and warranties solely in the manner described in Section 10.12, except as set forth in the Disclosure Schedule, as follows:

2.1. Authority; Binding Nature of Agreement. The Company has all necessary limited liability company power and authority to enter into and to perform its obligations under this Agreement and has taken all limited liability company action necessary, to execute and deliver this Agreement and the Ancillary Agreements to which the Company is a party and to perform the Company’s obligations hereunder and thereunder. This Agreement and the Ancillary Agreements to which the Company is a party have been duly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements to which the Company is a party by the other parties hereto and thereto) constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies (the “Enforceability Exceptions”).

2.2. Subsidiaries; Organization; Etc.

(a) The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of California and has all necessary limited liability company power and authority to own, lease, sublease and operate the properties and assets its purports to own, lease or sublease, and to conduct its business in the manner in which its business is currently being conducted.

(b) The Company is duly qualified to do business, and is in good standing, under the Laws of every jurisdiction in which the ownership of its properties or the conduct of the Company’s business requires it to be so qualified or in good standing, except where the failure to so qualify could not reasonably be expected to be material to the Company. Part 2.2(b) of the Disclosure Schedule lists all jurisdictions where the Company is qualified to do business.

(c) The Company has delivered or made available to Purchaser true and complete copies of the Company’s Certificate of Formation and the Company’s Restated Operating Agreement (the “Operating Agreement”), including all amendments thereto, as in effect on the date of this Agreement, which organizational documents are in full force and effect as of the date of this Agreement.

(d) The Company does not have any Subsidiaries and does not hold any capital or other Equity Security in any partnership, joint venture or other business organization or entity, nor is it subject to any obligation or requirement to make any investment (in the form of a loan or capital contribution) in any Person.

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(e) There are no pending or threatened actions for the dissolution, liquidation or insolvency of the Company.

2.3. Capitalization, Etc.

(a) Part 2.3(a) of the Disclosure Schedule sets forth all of the authorized, issued and outstanding Equity Securities of the Company, including all of the authorized, issued and outstanding Interests.

(b) All of the outstanding Equity Securities are duly authorized and validly issued and have been issued and granted in compliance with all applicable securities Laws. None of the Equity Securities of the Company were issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right, or restrictions on transfer. As of the date of this Agreement, all of the outstanding Equity Securities of the Company are held by Seller free and clear of all Liens.

(c) There are no (i) outstanding securities of the Company convertible or exchangeable into Equity Securities of the Company; (ii) options, warrants, calls, subscriptions or other rights, agreements or other commitments (contingent or otherwise) obligating the Company to issue, sell, transfer, repurchase, redeem or otherwise acquire or retire any Equity Securities, (iii) there are no statutory or contractual preemptive rights, co-sale rights, rights of first refusal or similar rights or restrictions with respect to the Company’s Equity Securities, and (iv) there are no voting trusts or other agreements or understandings among the holders of Equity Securities of the Company or among any other Persons with respect to the voting, transfer or other disposition of any Company’s Equity Securities.

2.4. Non-Contravention; Consents.

(a) Except as set forth in Part 2.4 of the Disclosure Schedule and, with respect to clauses (b) through (e) only, except for violations and defaults that would not be material to the Company, the execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions will not: (a) violate, conflict with, result in any breach of or constitute a default under any of the provisions of the organizational documents of the Company; (b) conflict with or violate any Law applicable to the Company or to which any of its respective properties or assets are subject; (c) violate, result in a breach of, constitute a default under (or an event that, with or without notice or lapse of time or both would constitute a default), conflict with, require a consent, approval or waiver from, or notice to any Person under, or give to others any rights of termination, acceleration or cancellation of any terms, conditions or provisions of, any Material Contract; (d) result in the creation of or imposition of a Lien on any of the properties or assets of the Company (other than a Permitted Encumbrance); or (e) require a registration, filing, application, notice, consent, approval, order, qualification, or waiver with, to or from any Governmental Body.

(b) Except as set forth in Part 2.4 of the Disclosure Schedule, the Company is not required to observe any waiting period, make any filing with any Governmental Body, or obtain any Consent from any Governmental Body prior to the Closing in connection with the execution and delivery of this Agreement or the consummation by the Company of the Transactions.

2.5. SEC Reports; Financial Statements.

(a) Since January 1, 2024, Seller has filed or furnished each of the Seller SEC Reports. As of their respective dates, after giving effect to any amendments or supplements thereto, the Seller SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and, to the extent applicable, Sarbanes-Oxley Act of 2002 (“SOX”), and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements or the completeness of any information filed or furnished by Seller to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. As of the date of this Agreement, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Seller SEC Reports.

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(b) The audited consolidated financial statements and unaudited consolidated interim financial statements (including, in each case, the notes, if any, thereto) included in the Seller SEC Reports (the “Seller Financial Statements”) complied in all material respects with the published rules and regulations of the SEC with respect thereto in effect at the time of filing or furnishing the applicable Seller SEC Report, were prepared in accordance with GAAP, applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by the SEC on Form 8-K, Form 10-Q or any successor or like form under the Exchange Act) and fairly present in accordance with GAAP (subject, in the case of the unaudited interim financial statements, to normal, recurring year end audit adjustments that would not be, individually or in the aggregate, materially adverse to Purchaser) in all material respects the financial position of Seller, as of the respective dates thereof, and the consolidated results of their operations and cash flows for the respective periods then ended.

(c) The Company does not have any Debt for borrowed money and has not guaranteed any other Person’s Debt for borrowed money.

2.6. Absence of Certain Changes. Except as set forth on Part 2.6 of the Disclosure Schedule, since September 30, 2025, (a) there has not been a Material Adverse Effect and, to the Seller’s Knowledge, there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and (b) Seller has operated the Business in the ordinary course of business, except in connection with the Transaction Agreements and the discussions, negotiations, actions and transactions related hereto and thereto.

2.7. Title to Assets; Sufficiency of Assets.

(a) The Company has good, valid and marketable title to, or holds a valid leasehold interest in (or other right to use), all material properties and assets (whether tangible or intangible) used or held for use by it in connection with the conduct of its business, including the Business. All of such assets are owned by the Company free and clear of any Liens (other than Permitted Encumbrances). The material properties and assets, tangible or intangible, of the Company are adequate and sufficient for the conduct of its business in the manner as currently conducted and in accordance with recent historical practice. All of the material tangible assets of the Company have been maintained in accordance with normal industry practice and are in good operating condition and repair (ordinary wear and tear and ordinary maintenance excepted), except as would not be material to the Company. The Company has good and marketable title to, holds a valid leasehold interest in, or otherwise has the right to use all of the material assets necessary and sufficient for the operation of its business as it is currently being conducted, free and clear of all Liens (other than Permitted Encumbrances), and, as of the Closing, the Company will own, possess or otherwise have the right to use all such assets necessary and sufficient to permit the Company to, immediately after the Closing without interruption, operate its business as operated immediately prior to the Closing, including that the Company will be the sole owner of, and validly possess, all of the materials and related protocols, records and other information currently subject to the IP Escrow Agreement.

(b) The Company is in possession of all books and records and records related to or necessary for the operation of its business, including all research and development reports, data, files, studies or reports, operating reports and records, equipment and spare part logs, test results, operating guides and manuals, financial and accounting records and similar books and records. As of the Closing, Seller will not have any assets used in the Business (other than assets that are de minimis in nature and value).

(c) During the past three years, Seller and the Company have not been, and currently are not, in violation of applicable Law, which would be expected to materially detract from the value, materially interfere with any present or intended use or materially affect the marketability of any of the assets of the Company.

(d) The assets of the Company constitute all of the material assets owned, leased or licensed by Seller or its Affiliates that are used in, are necessary for or directly related to the Business, and none of the assets of Seller or its Affiliates (other than the Company) are or have been material to the foregoing, in each case, in substantially the same manner as conducted by Seller, the Company or any of their respective Affiliates as of the date hereof.

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2.8. Accounts Receivable; Accounts Payable.

(a) To the Seller’s Knowledge, all Accounts Receivable on the accounting records of the Company as of the date hereof (including those accounts receivable reflected on the Seller Financial Statements that have not yet been collected and those accounts receivable that have arisen since April 30, 2026 and have not yet been collected) represent valid obligations arising from sales actually made or services actually performed by the Company in the ordinary course of business consistent with past practice and are current and fully collectible. To the Seller’s Knowledge, there is no Legal Proceeding, contest, claim, defense or right of setoff under any Contract with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable. Except as listed on Part 2.8(a) of the Disclosure Schedule, no account debtor (i) is delinquent in its payment by more than 60 days as of May 28, 2026, 2026, (ii) has refused or threatened in writing to refuse to pay its obligations for any reason, or (iii) to the Seller’s Knowledge, is insolvent or bankrupt. Part 2.8(a) of the Disclosure Schedule contains a true, accurate, and complete list of all Accounts Receivable as of May 28, 2026, which list sets forth the aging of each such Account Receivable.

(b) All Accounts Payable that are reflected on the accounting records of the Company as of the date hereof represent valid obligations arising from purchases or commitments actually made by the Company in the ordinary course of business consistent with past practice and are current and payable in accordance with their terms. There is no Legal Proceeding, contest, claim, defense or right of setoff under any Contract with any obligee of an Account Payable relating to the amount or validity of such Account Payable. Part 2.8(b) of the Disclosure Schedule contains a true, accurate and complete list of all Accounts Payable as of May 28, 2026, which list sets forth the aging of each such Account Payable.

2.9. Equipment. As of the date of this Agreement, all items of material equipment and any other material tangible assets owned by or leased to the Company are adequate for the uses to which they are being put and are in good working condition and repair in all material respects (ordinary wear and tear and ordinary maintenance excepted), free from material defects, and have been maintained in accordance with normal industry practice.

2.10. Real Property; Leasehold.

(a) The Company does not own, nor is it a party to any agreement, obligation, purchase option, right of first refusal, right of first offer, or other contractual right to buy or lease any real property or any interest therein, whether contingent or otherwise.

(b) The Company does not own any real property, and the Company does not own any interest in real property, except for the leaseholds created under the real property leases (including all amendments, extensions, renewals, guarantees, and other agreements with respect thereto) identified in Part 2.10(b) of the Disclosure Schedule (the “Leased Real Property”). Seller has provided to Purchaser a true, correct and complete copy of each lease and document related thereto listed in Part 2.10(b) of the Disclosure Schedule. The Company is in material compliance with such real property leases, and has a valid and subsisting leasehold interest in all Leased Real Property, in each case free and clear of all Liens, other than Permitted Encumbrances. The Company has not granted any other Person the right to occupy or use any Leased Real Property and the Company’s quiet enjoyment of the Leased Real Property under the lease has not been disturbed. There are no written or oral subleases, licenses, concessions, occupancy agreements or other Contracts granting to any other Person the right of use or occupancy of any Leased Real Property. Neither Seller nor the Company has received written notice of (i) default, or intention to terminate or not renew, any real property lease or (ii) any eminent domain, condemnation or similar proceeding pending or threatened, against all or any portion of any Leased Real Property.

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2.11. Intellectual Property, Data Protection, and Cybersecurity.

(a) Part 2.11(a) of the Disclosure Schedule identifies: (i) each item of Registered IP constituting Company Intellectual Property; (ii) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable registration or serial number; and (iii) any other Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest. Each item of Registered IP is subsisting, valid, and enforceable. As of the date of this Agreement, no Registered IP that is listed or required to be listed on Part 2.11(a) of the Disclosure Schedule is involved in any interference, opposition, reissue, reexamination, revocation, or equivalent proceeding, in which the scope, validity or enforceability of any such Registered IP is being contested or challenged.

(b) To the Knowledge of the Company, there is no Intellectual Property owned by any third party that (i) the Company in good faith believes is valid and enforceable, (ii) is required by the Company to conduct its business as currently conducted and (iii) the Company is not currently authorized to use. The Company is the exclusive owner and possesses all right, title and interest in and to the Company Intellectual Property free and clear of any Liens other than Permitted Encumbrances. No Company Intellectual Property is subject to any outstanding judgment, injunction, order, decree or agreement materially restricting the Company’s use or licensing thereof. Except as set forth on Part 2.11(b) of the Disclosure Schedule, the Company has not participated in any standards-setting process or made or undertaken any commitment or obligation to license, or offer to license, any Intellectual Property as a result of or in connection with its participation in any standards-setting process.

(c) Neither the Company nor the conduct of the Company’s business, including the Business, infringes, misappropriates or otherwise violates, or has in the past four years, infringed, misappropriated, or otherwise violated any Intellectual Property (excluding Patent and Trademarks) of any Person. To the Knowledge of the Company and Seller, neither the Company nor the conduct of the Company’s business, including the Business, infringes, misappropriates or otherwise violates, or has in the past four years, infringed, misappropriated, or otherwise violated any Patents or Trademarks of any Person. In the past four years, no Person has asserted any written claim (i) challenging or questioning the Company’s right, interest or title in any of the Company Intellectual Property or (ii) alleging infringement, misappropriation or violation of any Intellectual Property by the Company or the conduct of the Company’s business. None of the Company Intellectual Property is subject to any pending or outstanding injunction, directive, order, judgment, or other disposition of dispute that adversely restricts the use, transfer, registration or licensing of any such Company Intellectual Property by the Company.

(d) To the Seller’s Knowledge, in the past four years, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Company Intellectual Property.

(e) Part 2.11(e) of the Disclosure Schedule identifies each Contract pursuant to which any Intellectual Property is licensed, sold, assigned, or otherwise conveyed or provided to the Company, under which any intellectual property material to the Company’s business has been developed, or under which any dispute or threatened dispute has been settled by the Company, other than (i) agreements between the Company and its employees, and, to the extent they have not developed any Intellectual Property that is material to the Company’s business, consultants, (ii) non-disclosure agreements entered into in the ordinary course of business; (iii) non-exclusive licenses to commercially available third-party software on commercially reasonable terms requiring payments by the Company of less than $25,000 individually in any calendar year (“Inbound Licenses”). Except with respect to the agreements listed in Part 2.11(e) of the Disclosure Schedule (or exempted from such listing requirement), the Company is not obligated under any Contract to make any payments by way of royalties, fees, or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property.

(f) Part 2.11(f) of the Disclosure Schedule lists each Contract pursuant to which the Company or any other Person authorized by the Company grants to any third party a license of Company Intellectual Property, other than (i) non-exclusive licenses that are granted in connection with the sale of Company products or services that are entered into in the ordinary course of business consistent with past practice, and (ii) non-exclusive licenses of Company Intellectual Property granted to service providers of the Company that are incidental to the services provided under the Contracts in which such licenses are granted (“Outbound Licenses”).

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(g) The Company has taken reasonable measures, including measures against unauthorized disclosure, to maintain, protect, and enforce its rights in the Company Intellectual Property, including the confidentiality of all its trade secrets and other material confidential information that is Company Intellectual Property, and no such Trade Secrets or other material confidential information has been disclosed to any Person except pursuant to a written valid non-disclosure agreement or other legally enforceable obligations protecting the confidentiality thereof, which such agreements or obligations, as applicable, have not been, to the Knowledge of the Company, breached in any material respect.

(h) All of Seller and the Company’s current and former employees, contractors, consultants and other personnel who have been involved in development or creation of any material Intellectual Property for or on behalf of the Company have executed a written agreement containing a valid, enforceable and irrevocable present assignment of all right, title and interest in and to such Intellectual Property to the Company and agreeing to confidentiality provisions protective of the confidential information of the Company. To Seller’s Knowledge, no such current or former employee, consultant, or independent contractor is in violation of such agreement.

(i) Except as disclosed on Part 2.11(i) of the Disclosure Schedule, no Governmental Body or academic or research institution has any ownership right in, or right to royalties for, any Company Intellectual Property, and no funding or resources of any Governmental Body or academic or research institution were used to develop any part of the Company Intellectual Property.

(j) The execution and delivery of this Agreement and the consummation of the Transactions do not and will not conflict with, alter, or impair, any of the rights of the Company in any material Company Intellectual Property. No Contract to which the Company is a party would, upon or after Closing, grant or purport to grant to any Person any license, covenant not to sue, or other rights related to Intellectual Property owned by Purchaser or any of its Affiliates (other than the Company Intellectual Property). All Intellectual Property used in or necessary to the conduct of the business of the Company as conducted immediately prior to the Closing shall be owned or available for use by the Company immediately after the Closing on terms and conditions substantially the same as those under which the Company owned or used such Intellectual Property immediately prior to the Closing.

(k) The Company has not used Publicly Available Software in a manner that subjects, in whole or in part, the Company Intellectual Property to the Hereditary License obligations that are described in clauses (ii)(a) – (c) of the definition of “Publicly Available Software.” The Company is in compliance with all licensing terms governing Publicly Available Software used by the Company. The Company has not received any written notice from a third party that it is, or they are, in breach of any license with respect to Publicly Available Software. No Company Intellectual Property is subject to any technology or source code escrow arrangement or obligation, and no source code that is included in the Company Intellectual Property has been disclosed to any escrow agent or other Person except for disclosures to employees and independent contractors for the Company that are subject to written confidentiality obligations to maintain the confidentiality of such source code and who have had such access only during the term of their employment by or provision of services to the Company.

(l) The Company and, with respect to the Processing of Company Data, its Data Processors, comply and have complied in all material respects at all times with Company Privacy Policies and Privacy Laws. To the extent required by Privacy Laws or Company Privacy Policies, Personal Information is Processed by the Company and its Data Processors in an encrypted manner. Neither the execution, delivery or performance of this Agreement nor any of the Ancillary Agreements, nor the consummation of the Transactions violate any Privacy Laws or Company Privacy Policies or adversely affect the Company’s rights in, or use of, Company Data. The Company has sufficient rights and authority to permit the Processing of Personal Information by and for the Company as currently conducted. Where the Company uses a Data Processor to Process Personal Information, the Data Processor has provided guarantees, warranties or covenants in relation to Processing of Personal Information, confidentiality and security measures, and has agreed to comply with those obligations in a manner sufficient for the Company’s compliance with Privacy Laws.

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(m) To the Knowledge of the Company and to the Knowledge of the Seller, neither the Company nor the conduct of the Company’s business, including the Business, infringes, misappropriates or otherwise violates, or has in the past four years, infringed, misappropriated, or otherwise violated any Patents or Trademarks of any Person. The Company and, to the Seller’s Knowledge, its Data Processor have not, suffered and are not suffering, a Security Incident, have not been and are not required to notify any Person or Governmental Body of any Security Incident, and have not been and are not adversely affected by any Malicious Code, ransomware or malware attacks, or denial-of-service attacks on any Company Information Systems. Neither the Company nor any third party acting at the direction or authorization of the Company, including any Data Processor, has paid any perpetrator of any actual or threatened Security Incident or cyberattack, including, but not limited to, a ransomware attack or a denial-of-service attack. The Company has not received a written notice (including any enforcement notice), letter, demand, lawsuit or complaint from a Governmental Body or any Person alleging noncompliance or potential noncompliance with Privacy Laws or Company Privacy Policies and has not been subject to any Legal Proceeding, audit or investigation or other similar proceeding relating to noncompliance. The Company is not subject to any Legal Proceeding, Governmental Order or Contract with any Governmental Body or other Person which restricts, impairs, encumbers, hinders, or imposes requirements in connection with, its Processing of any Personal Information. The Company is not in material breach or default of any Contracts relating to its Company Information Systems or to Company Data and does not transfer Personal Information internationally except where such transfers comply with Privacy Laws and Company Privacy Policies. The Company maintains, and has maintained, cyber liability insurance with reasonable coverage limits.

(n) The Company has duly provided all relevant Persons with relevant privacy notices, and acquired the consents of such Persons in the Processing of their Personal Information, as required under Privacy Laws, and any Processing of Personal Information by the Company or any Data Processor has been in accordance with such notices and consents. No disclosure made or contained in any such notice or consent is, or has been, materially inaccurate, incomplete, misleading, or deceiving in any way (including without limitation by omission) or has violated Privacy Laws. The Company has made available to Purchaser true, correct and complete copies of all Company Privacy Policies. The Company warrants that any transfer of Personal Information by the Company outside of the EEA or UK complies, and has complied in all material respects, with Privacy Laws. To the Company’s Knowledge, any transfer of Personal Information by any Data Processor outside of the EEA or UK complies, and has complied in all material respects, with Privacy Laws.

(o) The Company has established an Information Security Program that (i) includes reasonable administrative, technical, physical, security and organizational measures, controls, policies and safeguards designed to preserve and protect the confidentiality, availability, security, and integrity of all Company Information Systems and Company Data, (ii) to Seller’s Knowledge, complies in all material respects with applicable Privacy Laws, and (iii) to Seller’s Knowledge is appropriately implemented and maintained and there have been no material violations of the Information Security Program. The Company has assessed and periodically tested its Information Security Program and has remediated all critical, high, and medium risk vulnerabilities identified. To Seller’s Knowledge, all elements of the Company Information Systems are: (i) functioning properly in accordance with all applicable specifications and with the applicable contractual service levels and are fit for the purposes of the business of the Company; (ii) do not contain any Malicious Code or defect or other malware; (iii) not materially defective in any respect and have not been materially defective or materially failed to function; (iv) are maintained in accordance with good industry practice to ensure the availability, confidentiality, and security of the Company Information Systems and the Company Data therein; and (v) operate and perform as necessary to conduct the business of the Company.

(p) The Company is not a “covered person” as defined in 28 CFR Part 202 (“the Data Security Program Rule”) and the Company has not shared, disclosed, transferred, or otherwise permitted “access” (as defined under the Data Security Program Rule) to “bulk U.S. sensitive personal data” or “government-related data” to any “covered person” or “country of concern” (each as defined under the Data Security Program Rule) since April 8, 2025.

(q) The Seller IP Assignment Agreement is validly enforceable and properly transferred all Intellectual Property and Intellectual Property Rights related to the Business of the Company for the exclusive use of the Company, except for any Intellectual Property, including, but not limited to differentiation protocols, Know-How and all technical data, in each case related to human pluripotent stem cells and human pluripotent stem cell derived cells that are not in the Company’s catalog as of the Closing Date.

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2.12. Material Contracts.

(a) Part 2.12(a) of the Disclosure Schedule lists each Contract to which the Company is a party or by which it is bound in the following categories (the “Material Contracts”):

(i) (A) any Contract (or group of related Contracts) that requires the future payments by or to the Company in excess of $50,000 individually, or $100,000 in the aggregate for all such Contracts, in any calendar year that is not terminable upon less than 90 days’ prior written notice by the Company and (B) any Contract that requires any Person(s) to make any payment to the Company in excess of $50,000 individually, or $100,000 in the aggregate for all such Contracts, in any calendar year (except for purchase orders, invoices, sale orders or similar entered in the ordinary course of business which are terminable by notice without any liability to the Company);

(ii) any Contract with ongoing obligations of the Company related to an acquisition or disposition by the Company of any operating business, assets, securities or properties (other than Contracts solely for the purchase or sale of goods or services in the ordinary course of business and which do not exceed annual payments of $50,000 in the aggregate);

(iii) any Contract relating to an acquisition, divestiture, merger or similar transaction that contains representations, covenants, indemnities or other obligations (including payment, indemnification, purchase price adjustment, “earn-out” or other contingent obligations) of the Company that are still in effect and could result in payments or liability after the date hereof (other than employment agreements, employee equity arrangements and leases entered into in connection with such acquisitions, divestitures, mergers or similar transactions);

(iv) any guaranty, surety or performance bond or similar obligation or letter of credit issued or posted (or reimbursement obligation in respect thereof), as applicable, by the Company;

(v) any Contract relating to or evidencing Debt for borrowed money or guarantees in respect thereof or providing for the creation of or granting any Lien upon any of the property or assets of the Company (excluding Permitted Encumbrances);

(vi) any Contract (A) relating to any loan or advance to any Person, which is outstanding as of the date of the Agreement or (B) obligating or committing the Company to make any such loans or advances;

(vii) any currency, interest rate, commodity derivative or other hedging or swap Contract;

(viii) any Contract creating or purporting to create any partnership or joint venture or any sharing of profits or losses by the Company with any third party;

(ix) any Contract (A) containing non-competition and non-solicitation or no-hire restrictions in any geographic area or other jurisdiction; (B) in which the Company has granted “exclusivity” or that requires the Company to deal exclusively with or purchase substantially all of the Company’s requirements of a particular product or service from, or grants any other exclusive rights to any payor, vendor, supplier, distributor, contractor or other Person; (C) granting an option or a right of first refusal, first offer or similar preferential right to acquire the Interests, properties or assets of the Company to any Person; (D) that includes minimum purchase conditions or other requirements, in either case that exceed $50,000 individually in any calendar year; or (E) containing a “most-favored-nation”, “best pricing” or other similar term or provision, including any Contract by which another party to such Contract or any other Person is, or could become, entitled to any benefit, right or privilege which, under the terms of such Contract, must be at least as favorable to such party as those offered to another Person;

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(x) any Contract related to Inventory (other than purchase orders, invoices, or sale orders entered into in the ordinary course of business that are cancelable without penalty or involve amounts less than $50,000 individually);

(xi) any Contract involving commitments to make capital expenditures or to purchase or sell assets involving $50,000 or more individually;

(xii) any lease, sublease, rental or occupancy agreement, license, installment, and conditional sale agreement or agreement under which the Company is lessee or lessor of, or owns, uses or operates any leasehold or other interest in any real property with annual payments of more than $50,000;

(xiii) any Contract related to or involving the settlement of any actual or threatened Legal Proceeding;

(xiv) any Inbound License (other than non-exclusive licenses for off-the-shelf or commercially available software licensed to the Company or any of its Subsidiaries) and any Outbound License;

(xv) any Contract with (A) any Material Customer, (B) any Material Distributor, or (C) any Material Vendor (other than purchase orders entered into in the ordinary course of business);

(xvi) any Government Bid or Government Contract;

(xvii) any Affiliate Agreements;

(xviii) any Contract under which the Company may have any liability to any investment bank, broker, financial advisor, finder or other similar Person (including an obligation to pay any legal, accounting, brokerage, finder’s or other similar fees or expenses) in connection with this Agreement or the Transactions; and

(xix) any Contract not otherwise listed or required to be listed in Part 2.12(a) of the Disclosure Schedule that, if terminated, or if such Contract expired without being renewed, would have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) With respect to each Material Contract listed in Part 2.12(a) of the Disclosure Schedule: (i) as of the date of this Agreement, such Material Contract is a legal, valid and binding obligation of the Company; (ii) such Material Contract is binding and enforceable against the Company, and, to the Seller’s Knowledge, against each other party thereto, in accordance with its terms, subject to the Enforceability Exceptions; and (iii) the Company is not in material breach or material default of such Material Contract or, with the giving of notice or the giving of notice and passage of time without a cure would be, in material breach or material default of such Material Contract, and to the Seller’s Knowledge, no other party to such Material Contract is in material breach or material default of such Material Contract. To the Seller’s Knowledge, each other party to each Material Contract has performed in all material respects the obligations required to be performed by it under such Material Contract, and no such other party has repudiated any material provision thereof. No Person has given written or, to the Seller’s Knowledge, oral notice of intent to terminate or materially modify a Material Contract or otherwise exercised any termination rights with respect to any Material Contract. The Company has delivered or otherwise made available to Purchaser or its counsel a true and complete copy of each such Material Contract, in each case, as amended or otherwise modified and in effect.

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2.13. Liabilities. As of the date of this Agreement, the Company has no material Liabilities required to be reflected on a balance sheet as determined in accordance with the Accounting Principles other than: (a) those set forth or expressly provided for or adequately reserved in the Seller Financial Statements; (b) those incurred in the ordinary course of business consistent with past practice since September 30, 2025; (c) those incurred pursuant to or in connection with the execution, delivery or performance of this Agreement, none of which results from, or arises out of, or relates to any breach or violation of, or default under, a Contract, Law or Permit; and (d) Liabilities that are not material to the Company.

2.14. Inventories. Part 2.14 of the Disclosure Schedule sets forth a true and complete list of all Inventory as of March 31, 2026, including the reserves placed on such items. Such Inventory was acquired and has been adequately maintained in accordance with the regular business practices of Seller and consists of items of a quality and quantity that is usable in the ordinary course of business of the Business consistent with past practice. To the Seller’s Knowledge, the Inventory is saleable or usable in the ordinary course of business, subject to its shelf life, and with respect to such inventory that is finished product inventory, such Inventory: (a) was manufactured, released, labeled stored and distributed by qualified personnel in material conformity with good manufacturing practices and other legal requirements; (b) is not held on consignment; and (c) has been tested in accordance with established protocol sufficient to release the applicable product for sale in the U.S. in accordance with applicable Law. Furthermore, to the Seller’s Knowledge, Inventory that is obsolete or slow moving has either been adequately reserved or written off in accordance with the Companies standard policies and procedures as is reflected in the Seller Financial Statements. In addition, none of the Inventory is below the requisite standard of quality.

2.15. Compliance with Laws; Regulatory Matters.

(a) Except with respect to Tax matters, which are addressed solely in Section 2.17, the Company is in material compliance with, and during the past five years has been in compliance with, applicable Laws, including Health Care Laws and those relating to employment, and during the past five years the Company has not received any written, or to the Seller’s Knowledge, oral notices of any violation with respect to such Laws.

(b) As of the date of this Agreement, the Company is not and has not been subject to any corrective action plan, corporate integrity agreement, deferred prosecution agreement, consent decree, settlement agreement or, to the Seller’s Knowledge, similar Legal Proceeding with or imposed by any Governmental Body relating to health regulatory matters.

(c) The Company possess all Permits required for the ownership and operation of its business as currently conducted, all of which are validly issued, remain in full force and effect, and are in good standing in all respects. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened and the Company has not received any written notice that any Governmental Body has commenced, or threatened to initiate, any Legal Proceeding, in each case the object of which is to revoke, withdraw, limit or otherwise affect any such Permit.

(d) Neither the Company nor any of its employees, or officers or directors, nor Seller or any Knowledge Individual, nor, to the Seller’s Knowledge, its agents, vendors or subcontractors (i) has been excluded, suspended, debarred or deemed non-responsible, nor has there been any proposal of exclusion, suspension or debarment, from participation in (A) any U.S. federal health care program (as such term is defined in 42 U.S.C. 1320a-7b(f)) or (B) any award or performance of any Government Contract, or (ii) to the Seller’s Knowledge, there is no Legal Proceeding pending or threatened in writing, and no circumstance exist, that could reasonably be expected to result in such debarment, suspension, or exclusion.

(e) To the Seller’s Knowledge, as of the date of this Agreement, neither the Company nor any director, officer or employee or other Person acting for or on behalf of the Company has been indicted for or convicted of any Money Laundering Offense, and no such action is pending. For the past three years, Company has been in compliance with all laws, rules and regulations of any jurisdiction applicable to Company concerning or relating to anti-money laundering and countering terrorist financing, including the Bank Secrecy Act, as amended, and the regulations promulgated thereunder.

(f) For the past five years and at present, the Company has not participated in, billed or received any form of reimbursement—either direct or indirect—from any federal health care program (as such term is defined in 42 U.S.C. 1320a-7b(f)) or from any other third-party payor. Further, the Company has not provided, and currently does not provide, any reimbursement, coding or billing advice regarding any items or services payable by any payor, including any federal health care programs.

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2.16. Regulatory Compliance.

(a) The Company possesses, and is and has been in material compliance with the terms of, all material Permits from the appropriate federal, state or foreign Governmental Bodies, including the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of medical devices necessary for the conduct of its business (collectively “Regulatory Permits”). All such Regulatory Permits are valid and in full force and effect, and none of the Company or its Affiliates has received any written notice of proceedings relating to the suspension, adverse modification, revocation or cancellation of any such Regulatory Permit. The Company and each of its Affiliates has fulfilled and performed all of its material obligations with respect to each Regulatory Permit, and, to the Seller’s Knowledge, no event has occurred which allows, or after notice or lapse of time would reasonably be expected to allow, revocation, termination or material impairment of the rights of the holder of any such Regulatory Permit.

(b) No Legal Proceeding is pending, or to Seller’s Knowledge, threatened, with respect to any violation of any Law or Governmental Order by the Company or its Affiliates, and the Company and each of its Affiliates is and, for the past three years, has been, in compliance in all material respects with all Laws and Governmental Orders. For the past three years, none of the Company or any of its Affiliates has received any notice of any such Legal Proceeding or any Liability on the part of the Seller to undertake or to bear all or any portion of the cost of remedial action of any nature. For the past three years, none of the Company or its Affiliates has conducted any internal investigation with respect to any actual, potential or alleged material violation of any Law or Governmental Order by any director, officer or employee of the Company.

(c) None of the Company or its Affiliates is subject of any pending or, to Seller’s Knowledge, threatened, investigation by any Governmental Body, including by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any other Governmental Body that has jurisdiction over the operations of the Company under any similar policy. None of the Company or its Affiliates nor, to Seller’s Knowledge, any of their respective officers, employees, or agents acting on their behalf, has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto.

2.17. Tax Matters.

(a) All Tax Returns that are required to be filed by, or with respect to, the Company have been timely filed (taking into account any applicable extension of time properly obtained) and all such Tax Returns are true, correct and complete in all material respects. All Taxes of the Company, or with respect to the income of the Company, have been timely and properly paid (whether or not shown to be due on such Tax Returns).

(b) No extension of time within which to file any Tax Return required to be filed by or with respect to the Company is in effect (other than any automatic extension of time to file any Tax Return).

(c) Neither the Company nor Seller with respect to the income of the Company, is currently the subject of an audit or other examination relating to Taxes by any Tax Authority, and neither Seller nor the Company has received any written notices from any Tax Authority that such an audit or examination is proposed, contemplated or pending. No deficiency with respect to any Taxes has been proposed, asserted or assessed, in each case in writing, against the Company or with respect to the income of the Company that has not been fully and finally paid, settled, compromised or otherwise resolved.

(d) All Taxes which the Company is required by Law to withhold or to collect for payment have been duly withheld and collected and have been timely paid to the appropriate Tax Authority.

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(e) Neither the Company nor Seller (with respect to the Company) has entered into any agreement or waiver extending any statute of limitations relating to Taxes that is in effect, and no written request for such an agreement or waiver is outstanding.

(f) No written claim has been made by a Tax Authority in a jurisdiction where the Company (or Seller with respect to the Company) does not file Tax Returns or has not paid Taxes that the Company or Seller is or may be subject to taxation by that jurisdiction.

(g) No power of attorney currently in effect has been granted with respect to the Company in respect of any matter relating to Taxes.

(h) There are no Liens with respect to Taxes on any of the assets of the Company, other than Permitted Encumbrances.

(i) The Company (i) is not a party to or bound by, nor has any obligation under, any Tax Sharing Agreement or similar Contract (other than any obligations pursuant to this Agreement), (ii) is not a party to any “closing agreement” (as described in Section 7121(a) of the Code or any corresponding or similar provision of state, local or non-U.S. Law) and (iii) has no liability for Taxes of any Person as a transferee or successor, by Contract (other than a Contract the principal purpose of which is unrelated to Tax), or by operation of Law.

(j) There are no Tax rulings, requests for rulings, or closing agreements relating to Taxes for which the Company may be liable that could affect the Company’s liability for Taxes for any taxable period ending after the Closing Date.

(k) The Company has not participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any similar transaction under any corresponding or similar provision of state, provincial, local or non-U.S. Tax Laws.

(l) The Company has been at all times since inception properly treated as disregarded as separate from its owner within the meaning of Treasury Regulations Section 301.7701-3(b).

(m) The Company has not entered into any agreement or arrangement (including Tax exemptions, Tax holidays or other Tax reduction agreements or arrangements) with any Tax Authority that requires the Company to take any action or to refrain from taking any action, and the Company is not a party to any agreement with any Tax Authority that would be terminated or adversely affected as a result of the Transactions.

(n) Neither the Company nor Purchaser will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Post-Closing Tax Period as a result of any (i) change in (or use of an improper) method of accounting for any Pre-Closing Tax Period, (ii) prepaid amount received or deferred revenue realized prior to the Closing Date, or (iii) “domestic use election” under Treasury Regulations Section 1.1503(d)-6.

(o) The Company does not own any interest in real property in any jurisdiction in which a Tax is imposed, or the value of such interest is reassessed, on the transfer of an interest in real property and which subjects the transfer of an interest in an entity that owns an interest in real property to Tax in a similar manner to a transfer of such interest in real property.

2.18. Employee Matters.

(a) Part 2.18(a) of the Disclosure Schedule sets forth for each Business Employee such Person’s (i) name, (ii) current job title, (iii) location of employment, (iv) employing entity in the Company Group, (v) current annual salary, (vi) 2026 annual salary, (vii) 2026 annual bonus, if any, and (viii) full-time or part-time status and fixed-term or indefinite-term relationship status.

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(b) Each of the Company and its Affiliates are, and since January 1, 2023, have been in respect of all Business Employees, in material compliance with all applicable Laws respecting employment and employment practices or the engagement of labor, including without limitation, hiring, termination, discrimination, harassment, retaliation, accommodation, pay equity, terms and conditions of employment, worker classification, wages, hours, overtime, meal periods, leaves of absence, immigration, labor relations, and occupational safety and health. The Company or one of its Affiliates has withheld and reported all amounts required by any Law or Contract to be withheld and reported with respect to wages, salaries and other payments to Business Employees, and has no liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security or other benefits or obligations for any Business Employee (other than routine payments to be made in the normal course of business and consistent with past practice). The Company does not have, not do any of its Affiliates have, any material liability for any arrears of wages or other compensation for services, or any penalty or other sums for failure to comply with any of the foregoing. During the past three years, neither the Company nor any of its Affiliates have implemented a “plant closing” or “mass layoff” with respect to any Business Employees within the meaning of the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state or local law regarding plant closings or mass layoffs.

(c) In respect of Business Employees, the Company is not a party to or otherwise bound by any collective bargaining agreement, Contract or other agreement or understanding with a labor union, nor is any such Contract or agreement presently being negotiated. To the Company’s Knowledge, no petition has been filed or proceedings instituted by any Business Employee or group of Business Employees with any labor relations board seeking recognition of a bargaining representative, there is no union organization effort currently being made or threatened by, or on behalf of, any labor union to organize Business Employees, and no demand for recognition of Business Employees has been made by, or on behalf of, any labor union. As of the date of this Agreement, there is no pending or, to the Company’s Knowledge, threatened, representation campaign, labor strike, dispute, picketing, walkout, work stoppage, slow-down or lockout involving any Business Employees, and there have been no such occurrences since January 1, 2023.

(d) Except as set forth in Part 2.18(d) of the Disclosure Schedule, each Business Employee is employed at-will and no Business Employee is party to an employment agreement or contract with the Company (or one of its Affiliates), as applicable, providing for contractual severance payments upon termination. To the Company’s Knowledge: (i) no Business Employee or independent contractor engaged by the Company (or one of its Affiliates) for the primary purpose of providing services related to the Business (each such contractor, a “Business Consultant”) is bound to any employment agreement, patent disclosure agreement, non-competition agreement or any other restrictive covenant in favor of a former employer or other third-party that would limit or restrict such person’s ability to carry out their job duties; (ii) no current or former Business Employee of the Company (or one of its Affiliates) has breached or threatened to breach any employment agreement, patent disclosure agreement, non-competition agreement or any other restrictive covenant in favor of the Company (or one of its Affiliates); (iii) no Business Employee has notified the Company in writing of his or her intention to resign or retire; (iv) no Business Employee or Business Consultant is improperly classified; and (v) all Business Employees are properly classified as exempt or non-exempt in accordance with applicable wage and hour laws.

(e) There are no, and there have not been within the past three years any, Legal Proceedings pending, or, to the Company’s Knowledge, threatened to be brought or filed, by or with any Governmental Body or arbitrator in connection with the employment or engagement of any current or former Business Employee or Business Consultant. During the past three years, neither the Company nor any of its Affiliates has received any written communication of the intent of any Governmental Body responsible for the enforcement of labor or employment Laws (including in respect of misclassification) to conduct an investigation in respect of the employment or engagement of Business Employees or Business Consultants of or affecting the Company or any of its Affiliates and, to the Company’s Knowledge, no such investigation is in progress.

(f) In the past three years, no allegations of any Business Employee or Business Consultant of discrimination, sexual harassment, sexual misconduct or retaliation while employed by, or providing services to, the Company or any of its Affiliates have been made in writing against any employee (in their capacity as such), and the neither Company nor any of its Affiliates has entered into any settlement agreement or conducted any investigation related to allegations of any Business Employee or Business Consultant of discrimination, sexual harassment, sexual misconduct or retaliation by or regarding any employee or other representative of the Company or any of its Affiliates (in their capacity as such).

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(g) To the Company’s Knowledge, all Business Employees have the legal right to work in the country in which they are employed, and the Company and each of its Affiliates has materially complied with all of its obligations in this regard.

2.19. Environmental Matters. The Company is, and has been for the past three years, in compliance in all material respects with all applicable Environmental Laws. The Company has not received any written notices, demand letters, claims or requests for information from any Governmental Body or other Person indicating that the Company is or may be in violation of, or be liable under, any Environmental Law, and the Company is not subject to any pending or, to Seller’s Knowledge, threatened action, proceeding or investigation by any Governmental Body or other Person under any Environmental Law. No Environmental Permits are required for the operation of the Business. There has not been any release of any Hazardous Substances on, in or under any real property currently or formerly owned or leased by the Company, or to which Hazardous Substances generated or used by the Company were sent for disposal, that would reasonably be expected to require investigation, cleanup, removal, remediation or monitoring by the Company under Environmental Laws or would otherwise reasonably be expected to result in liability for the Company under Environmental Laws. The Company is not subject to any consent decrees, orders, orders on consent or settlement agreements regarding Environmental Laws or Hazardous Substances for which the Company has ongoing obligations. The Company has provided to Purchaser copies of all material environmental reports, studies, or investigations in the possession of the Company regarding the presence of Hazardous Substances on, in or under any real property currently or formerly owned or leased by the Company or the compliance of the Company with, or the liability of the Company under, Environmental Laws.

2.20. Insurance. The Company has made available to the Purchaser true, accurate and complete copies of all insurance policies maintained by the Company (or Seller in relation to the Business) or with respect to which the Company is a named insured or otherwise beneficiary of coverage or relating to its business and the assets, operations, employees, officers or directors of the Company. A true, accurate and complete list and description of such insurance policies is set forth in Part 2.20 of the Disclosure Schedule (the “Insurance Policies”). The Insurance Policies are in full force and effect and all premiums due and payable under such Insurance Policies have been paid on a timely basis and no written notice of cancellation or termination has been received by the Company (or Seller in relation to the Business) with respect to any such Insurance Policy. As of the date of this Agreement, there are no claims pending under any of the Insurance Policies arising out of or relating to the Business as to which coverage has been questioned, denied or disputed by the underwriters of such policies. The Company (or Seller in relation to the Business) is in material compliance in all respects with the terms of such policies. The Company has no Knowledge as of the date of this Agreement of any threatened termination of, or material premium increase with respect to, any Insurance Policy. To the Seller’s Knowledge, the Insurance Policies provide coverage in such amounts and against such risks as is sufficient to comply in all respects with applicable Law and any requirements under the Material Contracts. In the past three years, the Company (or Seller in relation to the Business) has not failed to give any notice or present any claim under any Insurance Policy within the required time period.

2.21. Litigation; Orders. As of the date of this Agreement and during the past three years, there is no and has been no Legal Proceeding pending or, to the Seller’s Knowledge, threatened: (a) that involves or affects the Company or any of the assets, properties or businesses owned or used by the Company or any Person whose Liability the Company has retained or assumed, either contractually or by operation of law; or (b) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the consummation of the Transactions. As of the date of this Agreement and during the past three years, there has been no order, writ, injunction, judgment, penalty or decree to which the Company or any of the assets, properties or businesses owned or used by to which the Company is subject, bound or affected. As of the date of this Agreement and during the past three years, no officer or other employee of the Company has been subject to any order, writ, injunction, judgment, penalty or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the Company’s business.

2.22. Financial Advisors. No broker, finder or investment banker is entitled to any brokerage or finder’s fee in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of the Company.

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2.23. Related Party Transactions. Except as set forth in Part 2.23 of the Disclosure Schedule, the Company is not party to any Contract with (and the Company does not provide or receive any material services or owe any obligations, to or from) any officer, director, equity holder, Affiliate or employee of Seller or the Company (any such Contract or arrangement, an “Affiliate Agreement”) other than (a) in the case of an employee, officer or director, payment of salaries and bonuses for services rendered pursuant to employment or compensation Contracts, and (b) as expressly provided in the organizational documents of the Company.

2.24. Customers, Vendors and Distributors.

(a) Part 2.24(a) of the Disclosure Schedule sets forth the 20 largest customers of the Company or the Business, taken as a whole (based on the aggregate dollar amount of sales to such customers), for each of (i) the calendar year ended December 31, 2024; and (ii) the calendar year ended December 31, 2025 (collectively, the “Material Customers”). Except as set forth on Part 2.24(a) of the Disclosure Schedule, (1) all Material Customers continue to be customers of the Company; (2) no Material Customer has materially reduced its business with the Company from the levels achieved during the calendar year ended December 31, 2024; and (3) the Company is not aware of or has received any notice that any Material Customer will (or has threatened to) cancel, not renew, terminate, materially limit or materially adversely modify its current business relationship with the Company.

(b) Part 2.24(b) of the Disclosure Schedule sets forth the 10 largest vendors of the Company or the Business, taken as a whole (based on the aggregate dollar amount paid to such vendors), for each of (i) the calendar year ended December 31, 2024; and (ii) the calendar year ending December 31, 2025 (collectively, the “Material Vendors”). Except as set forth on Part 2.24(b) of the Disclosure Schedule, (1) all Material Vendors continue to be vendors of the Company; (2) no Material Vendor has materially reduced its business with the Company from the levels achieved during the calendar year ended December 31, 2024; and (3) the Company is not aware of or have received any notice that any Material Vendor (A) will (or has threatened to) cancel, not renew, terminate, materially limit or materially adversely modify its current business relationship with the Company (including by materially increasing or threatening to materially increase the pricing payable for any goods and/or services supplied by such Material Vendor), or (B) is in an adverse financial state or suffering any adverse condition that could reasonably be expected to result in such Material Vendor being unable to continue to supply any goods and/or services to the Company on the same terms as such goods and services are currently supplied.

(c) Part 2.24(c) of the Disclosure Schedule sets forth the 10 largest distributors of the Company or the Business, taken as a whole (based on the aggregate dollar amount paid to such distributors), for each of (i) the calendar year ended December 31, 2024; and (ii) the calendar year ending December 31, 2025 (collectively, the “Material Distributors”). Except as set forth on Part 2.24(c) of the Disclosure Schedule, (1) all Material Distributors continue to be distributors of the Company; (2) no Material Distributor has materially reduced its business with the Company from the levels achieved during the calendar year ended December 31, 2024; and (3) the Company is not aware of or have received any notice that any Material Distributor will (or has threatened to) cancel, not renew, terminate, materially limit or materially adversely modify its current business relationship with the Company.

2.25. No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Section 2, Section 3 of this Agreement or any Ancillary Agreement, neither the Company, the Seller nor any other Person makes any other express or implied representation or warranty with respect to the Company or the Seller, this Agreement or the transactions contemplated hereby and any other rights or obligations to be transferred hereunder or pursuant hereto, and the Company and the Seller disclaim any other representations or warranties, whether made by or on behalf of the Company’s and the Seller’s Affiliates or representatives. Except for the representations and warranties expressly set forth in this Section 2 or any Ancillary Agreement, absent Fraud, the Company, the Seller and their Affiliates and representatives hereby disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Purchaser or its respective Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Purchaser by any director, officer, employee, agent, consultant, or representative of the Company or the Seller). Without limitations to the representations and warranties expressly set forth in this Section 2, Section 3 or any Ancillary Agreement, each of the Company, the Seller and their Affiliates and representatives make no representations or warranties to Purchaser regarding the probable success or profitability of the Business.

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Section 3.	Representations and Warranties of Seller

Seller represents and warrants to Purchaser, except as set forth in the Disclosure Schedule, which qualify these representations and warranties solely in the manner described in Section 10.12, as follows:

3.1. Organization of Seller. Seller is a corporation duly organized, validly existing and in good standing under the Laws of Delaware.

3.2. Authority; Binding Nature of Agreement. Seller has all requisite power and authority to enter into and to perform its obligations under this Agreement and has taken all action necessary to execute and deliver this Agreement and the other agreements contemplated hereby to be executed and delivered by Seller and to perform its obligations hereunder and thereunder. This Agreement and the Ancillary Agreements to which Seller is a party have been duly authorized, executed and delivered by Seller, and (assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements to which Seller is a party by the other parties hereto and thereto) constitute the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

3.3. Title to Interests. Seller holds of record and owns beneficially the Interests and has good and valid title to the Interests, free and clear of all Liens (other than a Permitted Encumbrance). Seller has the full right, power and authority to transfer and deliver to Purchaser at the Closing good and valid title to the Purchased Interests, free and clear of all Liens (other than a Permitted Encumbrance), and upon the transfer and delivery of the Purchased Interests by Seller to Purchaser at the Closing pursuant to this Agreement, Purchaser will receive good and valid title to the Purchased Interests, free and clear of all Liens (other than a Permitted Encumbrance). Seller is not a party to any option, warrant, purchase right, conversion right, right of first refusal, call, put or other contract or commitment (other than this Agreement and the Ancillary Agreements) that could require Seller to sell, transfer, or otherwise dispose of any Interests.

3.4. No Conflict; Required Consents. The execution and delivery of this Agreement by Seller and the consummation by Seller of the Transactions will not: (a) violate, conflict with, result in any breach of or constitute a default under any of the provisions of the organizational documents of Seller; (b) conflict with or violate any Law applicable to Seller or to which any of its respective properties or assets are subject; or (c) violate, result in a breach of, constitute a default under (or an event that, with or without notice or lapse of time or both would constitute a default), conflict with, require a consent, approval or waiver from, or notice to any Person under, or give to others any rights of termination, acceleration or cancellation of any terms, conditions or provisions of any material Contract, (d) result in the creation of or imposition of a Lien on any of the properties or assets of Seller (other than a Permitted Encumbrance) or (e) require a registration, filing, application, notice, consent, approval, order, qualification, or waiver with, to or from any Governmental Body. Seller is not required to observe any waiting period, make any filing with any Governmental Body, or obtain any Consent from any Governmental Body prior to the Closing in connection with the execution and delivery of this Agreement or the consummation by Seller of the Transactions.

3.5. Litigation. There is no Legal Proceeding pending or, to the Seller’s Knowledge, threatened in writing against Seller that (a) challenges or would reasonably be expected to have a material adverse effect on the ability of Seller to consummate the Transactions or (b) challenges, or would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with, the consummation of the Transactions.

3.6. Employee Benefit Plans and Employee Matters.

(a) Part 3.6(a) of the Disclosure Schedule sets forth a list of each material Benefit Plan and separately identifies each that is a Business Employee Benefit Plan.

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(b) With respect to each material Business Employee Benefit Plan, Seller has delivered or otherwise made available to Purchaser or its counsel a copy of: (i) each Business Employee Benefit Plan and all amendments thereto (or, with respect to any unwritten Business Employee Benefit Plan, a summary of the material terms thereof); (ii) the most recent Form 5500 filing, including all applicable schedules, if any, for each Business Employee Benefit Plan that is subject to such reporting requirements; (iii) any related trust agreement or other funding instrument; (iv) the current summary plan description and any material modifications thereto, if any; and (v) the most recent determination letter (or if applicable, advisory or opinion letter) from the IRS and any pending applications for a determination or opinion letter.

(c) In all material respects, each Business Employee Benefit Plan has been established, maintained, funded and administered in accordance with its terms and in compliance with all applicable Laws, including but not limited to ERISA or the Code. Each Business Employee Benefit Plan intended to be qualified under Section 401(a) of the Code is so qualified and has received a determination letter stating that it is so qualified and no event has occurred that would reasonably be expected to result in the loss of such qualification. There are no actions, suits or claims pending, or, to Seller’s Knowledge, threatened in writing (other than routine claims for benefits) with respect to any Business Employee Benefit Plan. There are no audits, inquiries or proceedings pending or, to Seller’s Knowledge, threatened by any Governmental Body with respect to any Business Employee Benefit Plan. Seller has, in all material respects, timely made or otherwise provided for all contribution and other payments required by and due under the terms of each Business Employee Benefit Plan.

(d) Except as set forth in Part 3.6(d) of the Disclosure Schedule, neither the execution, performance and delivery of this Agreement nor the consummation of the Transactions could, either alone or in combination with another event, result in the payment of any amount to any Business Employee that could, individually or in combination with any other such payment, constitute a “parachute payment” as defined in Section 280G of the Code. Neither Seller, the Company nor any of their Affiliates (collectively, the “Company Group”), has any obligation, and there is no Contract, agreement, plan or arrangement to which the Company Group is bound to provide a gross-up or otherwise reimburse any current or former Business Employee for any Taxes, penalties or interest incurred in connection with any Business Employee Benefit Plan or under Sections 409A or 4999 of the Code. Neither the execution, performance and delivery of this Agreement nor the consummation of the Transactions will, either alone or in combination with any other event, (i) entitle any current or former Business Employee to any payment (including severance pay or similar compensation), any cancellation of indebtedness, or any increase in compensation or benefits or (ii) result in any acceleration of the time of payment, funding or vesting under any Business Employee Benefit Plan in respect of any Business Employee.

(e) Neither the Company nor any ERISA Affiliate has ever sponsored, contributed to (or had any obligation to contribute to), or has ever had any liability with respect to: (i) any plan that is subject to Title IV of ERISA or Section 412 of the Code (including any “defined benefit plan” within the meaning of Section 3(35) of ERISA) (a “Pension Plan”), (ii) a “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA, (iii) a multiple employer plan subject to Section 4063 or 4064 of ERISA, or (iv) any “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA or a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code. Neither the Company nor any ERISA Affiliate has any liability as a result of a violation of COBRA in respect of any current or former Business Employee. Neither the Company Group nor any ERISA Affiliate has any liability (including any contingent liability or any liability as a result of an indemnification obligation) on account of (i) a penalty under Section 502 of ERISA, (ii) a tax or penalty under Chapter 43 of the Code or (iii) a breach of fiduciary duties in respect of a Benefit Plan.

(f) Neither the Company Group nor any Business Employee Benefit Plan provides, or has any obligation to provide, current or former Business Employees (or any beneficiaries thereof) welfare benefits (including medical and life insurance benefits) after such Person terminates employment or other service, except for the coverage continuation requirements of COBRA.

(g) Each Business Employee Benefit Plan that is a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects according to the requirements of Section 409A of the Code, and the Company Group has never been required to withhold, pay or report any Taxes in respect of any current or former Business Employee as a result of a failure to comply with Section 409A of the Code.

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(h) The Company Group has complied in all material respects with the applicable provisions of the Patient Protection and Affordable Care Act of 2010, as amended, and the Health Care and Education Reconciliation Act of 2010, as amended, to the extent applicable in respect of any current or former Business Employee, including the employer shared responsibility provisions relating to the offer of “affordable” health coverage that provides “minimum essential coverage” to “full-time” employees (as those terms are defined in Section 4980H of the Code and related regulations) and the applicable employer information reporting requirements under Code Section 6055 and Code Section 6056 and related regulations.

(i) No Business Employee Benefit Plan is subject to any law of any jurisdiction outside the United States of America.

(j) From and after the Closing, neither Purchaser, its Affiliates, the Company and its Affiliates (as determined immediately after the Closing) shall have any Liability in respect of any Benefit Plan.

(k) Seller is, and since January 1, 2023, has been in respect of all Business Employees, in material compliance with all applicable Laws respecting employment and employment practices or the engagement of labor, including without limitation, hiring, termination, discrimination, harassment, retaliation, accommodation, pay equity, terms and conditions of employment, worker classification, wages, hours, overtime, meal periods, leaves of absence, immigration, labor relations, and occupational safety and health. Seller has withheld and reported all amounts required by any Law or Contract to be withheld and reported with respect to wages, salaries and other payments to Business Employees, and has no liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security or other benefits or obligations for any Business Employee (other than routine payments to be made in the normal course of business and consistent with past practice). Seller does not have any material liability for any arrears of wages or other compensation for services, or any penalty or other sums for failure to comply with any of the foregoing. During the past three years, Seller has not implemented a “plant closing” or “mass layoff” with respect to any Business Employees within the meaning of the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state or local law regarding plant closings or mass layoffs.

(l) In respect of Business Employees, Seller is not a party to or otherwise bound by any collective bargaining agreement, Contract or other agreement or understanding with a labor union, nor is any such Contract or agreement presently being negotiated. To Seller’s Knowledge, no petition has been filed or proceedings instituted by any Business Employee or group of Business Employees with any labor relations board seeking recognition of a bargaining representative, there is no union organization effort currently being made or threatened by, or on behalf of, any labor union to organize Business Employees, and no demand for recognition of Business Employees has been made by, or on behalf of, any labor union. As of the date of this Agreement, there is no pending or, to Seller’s Knowledge, threatened, representation campaign, labor strike, dispute, picketing, walkout, work stoppage, slow-down or lockout involving any Business Employees of Seller, and there have been no such occurrences since January 1, 2023.

(m) Except as set forth in Part 3.6(m) of the Disclosure Schedule, each Business Employee is employed at-will and no Business Employee is party to an employment agreement or contract with Seller, as applicable, providing for contractual severance payments upon termination. To Seller’s Knowledge: (i) no Business Employee or independent contractor engaged by Seller for the primary purpose of providing services related to the Business (each such contractor, a “Business Consultant”) is bound to any employment agreement, patent disclosure agreement, non-competition agreement or any other restrictive covenant in favor of a former employer or other third-party that would limit or restrict such person’s ability to carry out their job duties; (ii) no current or former Business Employee of Seller has breached or threatened to breach any employment agreement, patent disclosure agreement, non-competition agreement or any other restrictive covenant in favor of Seller; (iii) no Business Employee has notified Seller in writing of his or her intention to resign or retire; (iv) no Business Employee or Business Consultant is improperly classified; and (v) all Business Employees are properly classified as exempt or non-exempt in accordance with applicable wage and hour laws.

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(n) There are no, and there have not been within the past three years any, Legal Proceedings pending, or, to Seller’s Knowledge, threatened to be brought or filed, by or with any Governmental Body or arbitrator in connection with the employment or engagement of any current or former Business Employee or Business Consultant. During the past three years, Seller has not received any written communication of the intent of any Governmental Body responsible for the enforcement of labor or employment Laws (including in respect of misclassification) to conduct an investigation in respect of the employment or engagement of Business Employees or Business Consultants of or affecting Seller and, to Seller’s Knowledge, no such investigation is in progress.

(o) In the past three years, no allegations of any Business Employee or Business Consultant of discrimination, sexual harassment, sexual misconduct or retaliation while employed by, or providing services to, Seller have been made in writing against any employee (in their capacity as such), and Seller has not entered into any settlement agreement or conducted any investigation related to allegations of any Business Employee or Business Consultant of discrimination, sexual harassment, sexual misconduct or retaliation by or regarding any employee or other representative of the Seller (in their capacity as such).

(p) To Seller’s Knowledge, all Business Employees have the legal right to work in the country in which they are employed, and Seller has materially complied with all of its obligations in this regard.

3.7. International Trade; Import/Export Control.

(a) For the last six years, none of Seller or the Company or any director or officer of Seller or the Company, nor, to the Knowledge of the Company, any employee or other Person acting for or on behalf of Seller or the Company (i) has been or is currently a Sanctioned Person or (ii) has engaged or is currently engaging in any business or other dealings with or involving (A) any Sanctioned Country or (B) any Sanctioned Person. Each of Seller and the Company is, and has been in compliance with all Sanctions Laws, and in compliance in all material respects with all applicable, Ex-Im Laws, and anti-boycott Laws administered by the U.S. Department of Commerce and the IRS (Sanctions Laws, Ex-Im Laws, and anti-boycott Laws, collectively, “Trade Control Laws”).

(b) In the last six years, neither Seller nor the Company has received from any Governmental Body any written notice, inquiry, or allegation or made any voluntary or involuntary disclosure to a Governmental Body, concerning any actual or potential violation related to applicable Trade Control Laws.

(c) Seller maintains systems of internal controls, including written policies and procedures, designed to ensure compliance with Trade Control Laws.

3.8. Certain Business Practices. During the past six years, Seller and the Company and each of their respective directors, officers, and, to the Seller’s Knowledge, employees and other Representatives, while acting on behalf of Seller or the Company: (a) have not used and are not using any funds for any unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses; (b) have not made and are not making any direct or indirect unlawful payments to any foreign or domestic Government Official; (c) have not violated and are not violating any applicable Anti-Corruption Laws; (d) have not established or maintained, and are not maintaining, any unlawful or unrecorded fund of monies or other properties; (e) have not made, and are not making, any intentional false or fictitious entries on its accounting books and records; (f) have not made, and are not making, any bribe, improper rebate, payoff, influence payment, kickback or other unlawful payment of any nature, and have not paid, and are not paying, any fee, commission or other payment that has not been properly recorded on the Company’s accounting books and records, in each case as required by any applicable Anti-Corruption Laws; and (g) have not otherwise given or received anything of value, directly or indirectly, to or from any Person, including a Government Official, to improperly influence official action, secure an improper advantage, encourage the recipient to breach a duty of good faith or loyalty, or for the purpose of obtaining or retaining business in violation of any applicable Anti-Corruption Law.

3.9. Seller Vote Required. The affirmative approval of the Requisite Holders is the only vote or other action of the equityholders of Seller required by applicable Law, the organizational documents of Seller or otherwise in order for Seller or the Company to consummate the Transactions (the “Required Seller Stockholder Vote”).

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3.10. Financial Advisors. No broker, finder or investment banker is entitled to any brokerage or finder’s fee in connection with the Transactions based upon arrangements made by or on behalf of Seller.

3.11. Solvency. Seller is solvent and currently: (a) is able to pay its debts as they become due; (b) owns property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) has adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of any Seller or its Affiliates.

Section 4.	Representations and Warranties of Purchaser

Purchaser represents and warrants to the Company and Seller as follows:

4.1. Organization of Purchaser. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the District of Columbia.

4.2. Authority; Binding Nature of Agreement. Purchaser has all requisite power and authority to enter into and to perform its obligations under this Agreement and has taken all action necessary to execute and deliver this Agreement and the other agreements contemplated hereby to be executed and delivered by Purchaser and to perform its obligations hereunder and thereunder. This Agreement and the Ancillary Agreements to which Purchaser is a party have been duly authorized, executed and delivered by Purchaser, and (assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements to which Purchaser is a party by the other parties hereto and thereto) constitute the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

4.3. Non-Contravention; Consents. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the Transactions will not: (a) violate, conflict with, result in any breach of or constitute a default under any of the provisions of the organizational documents of Purchaser, (b) conflict with or violate any Law applicable, or (c) cause a default on the part of Purchaser under any material Contract of Purchaser, except, with respect to clauses (b) and (c) only, for violations and defaults that would not reasonably be expected to materially and adversely impact Purchaser’s ability to consummate the Transactions. Purchaser is not required to observe any waiting period, make any filing with any Governmental Body, or obtain any Consent from any Governmental Body or party to a material contract of Purchaser at any time prior to the Closing in connection with the execution and delivery of this Agreement or the consummation of the Transactions.

4.4. Litigation. There is no Legal Proceeding pending or threatened in writing against Purchaser that challenges, or would reasonably be expected to have the effect of preventing, materially delaying, making illegal or otherwise materially interfering with, the consummation of the Transactions.

4.5. Sufficient Funds. Purchaser will have, as of the Closing Date, sufficient funds on hand and available through existing liquidity facilities to consummate the Transactions.

4.6. Financial Advisor. No broker, finder or investment banker is entitled to any brokerage or finder’s fee in connection with the Transactions based upon arrangements made by or on behalf of Purchaser.

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Section 5.	Certain Covenants of Seller and the Company

5.1. Access and Transition.

Access. During the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement pursuant to Section 9.1 (the “Pre-Closing Period”), and upon reasonable advance notice to the Company, Seller and the Company shall provide Purchaser and Purchaser’s Representatives with reasonable access during normal business hours to Seller and the Company’s facilities, properties, contracts, existing books and records and Seller’s employees; provided, however, that any such access shall be conducted at Purchaser’s expense, under the supervision of appropriate personnel of the Company and in such a manner as to reasonably maintain the confidentiality of this Agreement and the transactions contemplated hereby in accordance with the terms hereof and not to unduly and materially interfere with the normal operation of the business of the Company. No information or knowledge obtained in any investigation pursuant to this Section 5.1 or otherwise shall affect or be deemed to modify any representation or warranty contained herein, the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement in accordance with the terms and provisions hereof or otherwise prejudice in any way the rights and remedies of the Parties. Nothing herein shall require the Company to disclose any information to Purchaser if such disclosure would, in the Company’s reasonable judgment (based on the advice of outside counsel) (a) waive any attorney-client or other legal privilege or (b) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which the Company is a party).

5.2. Conduct of the Business of the Company. During the Pre-Closing Period, except (w) as set forth in Part 5.2 of the Disclosure Schedule, (x) to the extent necessary to comply with the Company’s obligations under this Agreement, (y) as necessary to ensure that the Company complies with applicable Laws and contractual obligations, or (z) with Purchaser’s consent (which shall not be unreasonably withheld, conditioned or delayed): (i) Seller and the Company shall use commercially reasonable efforts to (A) carry on the Business, including the Company’s business, in the ordinary course, (B) preserve substantially intact its present business organization, and (C) preserve its material relationships with suppliers, distributors, licensors, licensees and others to whom the Company has contractual obligations; and (ii) except as set forth in Part 5.2 of the Disclosure Schedule, Seller shall cause the Company not to:

(a) change or amend the Company’s Certificate of Formation or Operating Agreement, or authorize or propose the same;

(b) (i) split, combine or reclassify any of its capital stock; (ii) issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its membership interest; (iii) declare, set aside, or pay any dividend or make any distribution (whether in cash or in kind) with respect to any of its membership interest or other equity interests (as applicable) or (iv) redeem, purchase, or otherwise acquire, directly or indirectly, any of its membership interests or other equity interests (as applicable);

(c) issue, deliver, transfer or sell, or authorize to issue, deliver, transfer or sell, any of its membership interest or securities convertible into, or subscriptions, rights, calls, conversion rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such membership interest or other convertible securities, or authorize or propose any change in its equity capitalization or capital structure;

(d) enter into or adopt any plan or agreement of complete or partial liquidation, restructuring, recapitalization or dissolution, or file a voluntary petition in bankruptcy or commence a voluntary legal procedure for reorganization, arrangement, adjustment, release or composition of Debt in bankruptcy or other similar Laws now or hereafter in effect;

(e) incur any indebtedness for borrowed money, or guarantee any such indebtedness, or issue or sell any debt securities or guarantee any debt securities of others;

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(f) make any capital expenditures, capital additions or capital improvements, in excess of (x) $15,000 individually or (y) $25,000 in the aggregate, in each case, for each full or partial calendar month in the Pre-Closing Period (other than in accordance with the budget for capital expenditures previously made available to Purchaser);

(g) acquire or agree to acquire by merging with, or by purchasing a portion of the stock or assets of, or by any other manner, any business or any entity;

(h) (i) initiate any new business line, (ii) make any loan, investment in or capital contribution to any Person (other than business-related advances to its employees in the ordinary course of business consistent with past practice) or (iii) otherwise acquire or agree to acquire any securities or assets that are material, individually or in the aggregate, to the Company;

(i) terminate, cancel, amend, waive, modify or fail to maintain, renew or comply with any material Permit;

(j) revalue any of the Company’s assets, including writing down or writing off the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practice;

(k) sell, assign or otherwise dispose of, lease or license any material properties or assets of the Company;

(l) sell, assign, transfer, license, abandon or otherwise dispose of any Company Intellectual Property;

(m) enter into any Material Contract, amend or modify in any material respect any Material Contract or terminate any Material Contract, or waive any material right of the Company under any Material Contract;

(n) make or change any material election in respect of Taxes, change an annual Tax accounting period, adopt or change any accounting method in respect of Taxes, file any amended Tax Return, enter into any closing agreement with respect to Taxes, settle any claim or assessment in respect of Taxes, surrender or abandon any right to claim a refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of Taxes;

(o) make, or amend, any filings with the FDA or any other Regulatory Authority performing functions similar to those performed by the FDA or such other Regulatory Authority;

(p) (i) adopt, establish, enter into, amend or terminate any Business Employee Benefit Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Business Employee Benefit Plan if it were in existence as of the date of this Agreement (except for amendments to be required to comply with applicable Law or terminations for cause), (ii) materially increase the compensation or fringe benefits (including severance, termination, retention and change of control compensation or benefits) of, or grant any bonus or other incentive compensation to, any Service Provider, (iii) grant any severance or termination pay to any Service Provider (provided, however, that Seller may make severance or termination payments to employees in accordance with the terms of agreements between the Company and such employees in effect on the date of this Agreement if disclosed on Part 3.6(a) of the Disclosure Schedule), or (iv) terminate the employment of any Transferred Employee other than for cause;

(q) waive, release, assign, compromise, commence, settle or agree to settle any Legal Proceeding, other than waivers, releases, compromises or settlements in the ordinary course of business consistent with past practice that (i) involve only the payment of monetary damages not in excess of (x) $15,000 individually or (y) $25,000 in the aggregate and (ii) do not include the imposition of equitable relief on, or the admission of wrongdoing by, the Company; or

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(r) agree or commit to take any of the actions described in clauses “(a)” through “(q)” of this Section 5.2.

5.3. New Employment Arrangements.

(a) On or prior to the date of this Agreement, the employment of all Business Employees, with the exception of Ron Coleman and Mehdi Mahabadi, has been transferred from Seller to the Company (all Business Employees who are transferred from Seller to Company, the “Transferred Employees”).

(b) Transferred Employees’ continued employment will be subject to and in compliance with Purchaser’s applicable policies and procedures, including employment background checks. Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall be construed as requiring Purchaser, the Company or any of their respective Subsidiaries to employ any Transferred Employee for any length of time following the Closing Date.

(c) On or prior to the Closing Date, Company shall pay in full to the Transferred Employees any and all compensation and benefits, including base salary, wages, bonuses, commissions and other forms of incentive compensation, vacation and paid-time-off, and other employee benefits (except, in the case of Tax-qualified employee benefits, to the extent vested and payable in a subsequent year in accordance with the terms of the applicable plan), in each case, that have been earned or accrued, as applicable, through the Closing Date, and that are payable on or prior to the Closing Date under the terms of the applicable Business Benefit Plan. Without limiting the generality of the foregoing, Seller shall (i) be responsible for (and to the extent thereto necessary to assume) any and all Liabilities in respect of any Benefit Plan arising at any time, and (ii) cause Purchaser, its Affiliates, the Company and its Affiliates (as determined immediately before Closing) to have no Liability whenever arising in respect of any Benefit Plan.

(d) For purposes under the employee benefit plans of Purchaser and its Affiliates providing benefits to any Transferred Employees after the Closing (the “New Plans”), Purchaser shall use commercially reasonable efforts to credit each Transferred Employee with his or her years of service with the Company Group before the Closing for purposes of vesting and benefits eligibility, and for purposes paid time off and any severance only, level of benefits; provided, however, that such service crediting shall not be required to the extent it would result in a duplication of benefits. In addition, Purchaser shall, or shall cause its applicable Affiliate to use commercially reasonable efforts to (i) provide that each Transferred Employee shall be, within 30 days after the first calendar day of the month after the Closing, eligible to participate in any and all New Plans to the extent coverage under such New Plan replaces coverage under a comparable Benefit Plan in which such Transferred Employee participated immediately before the Closing (such plans, collectively, the “Old Plans”) for any Old Plan that is not a 401(k) Plan (and within 90 days after the Closing of any Old Plan that is a 401(k) Plan, subject to the existence of an Old Plan that is a 401(k) Plan as of the Closing), and (ii) provide that for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any (A) Transferred Employee pre-existing condition exclusions and actively-at-work requirements of such New Plan are waived for such Transferred Employee and his or her covered dependents, and (B) any eligible expenses incurred by such Transferred Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Transferred Employee’s participation in the corresponding New Plan begins are taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Transferred Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(e) Seller and Purchaser acknowledge and agree that all provisions contained in this Section 5.3 are included for their sole benefit, and that nothing in this Section 5.3, whether express or implied, shall create any third party beneficiary or other rights: (i) in any other Person, including any Business Employee or other Service Provider, any participant in any Benefit Plan or employee benefit plan of Purchaser or any of its Affiliates, or any dependent or beneficiary thereof, or (ii) to continued employment or consultancy with Purchaser or any of its Affiliates or to any particular term or condition of employment or consultancy.

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5.4. Release of Escrowed Materials; Payment of Closing Date Transaction Expenses.

(a) Prior to the Closing, Seller, and any Depositor under the IP Escrow Agreement (as defined below) shall enter into a termination agreement and transfer agreement(s), in each case in form and substance acceptable to Purchaser, to terminate that certain Master Escrow Agreement dated as of May 21, 2010, by and between American Type Culture Collection, Escrow Associates, LLC and each of the Depositors enrolled thereunder (the “IP Escrow Agreement”), and transfer, or cause to be transferred, to the Company all ownership, interests and rights to all materials and data subject thereto, including such records, protocols, systems and all Intellectual Property related thereto (the “Specified Materials”), such that, as of no later than immediately prior to the Closing, Seller shall have no further ownership, rights to or interest in the Specified Materials.

(b) Prior to the Closing, Seller or the Company shall pay all of the Closing Date Transaction Expenses.

5.5. Non-Solicitation; Non-Compete.

(a) For a period of five years after the Closing Date (the “Restricted Period”), without the prior written consent of Purchaser, Seller will not (and will cause each of their Affiliates not to) directly or indirectly:

(i) hire or solicit for employment or consulting services or enter into a Contract with any individual who is as of the Closing Date, a Business Employee or Business Consultant or otherwise solicit, entice, induce, cause or encourage any individual who is as of the Closing Date a Business Employee or Business Consultant, to leave the employ or otherwise cease to perform services for the Company or its Affiliates (provided that Seller is not prohibited from soliciting by means of a general advertisement not directed at (i) any particular individual or (ii) the employees of the Company generally); or

(ii) solicit, induce or encourage (including by making any negative or disparaging statements or communications regarding any of the Company, Purchaser, their respective Affiliates of subsidiaries or business) any client, customer, supplier, licensor or licensee or any other Person with a business relationship with the Company, as of the Closing Date to terminate or modify any such relationship or to divert or attempt to divert any such Persons or accounts to himself, herself or itself or any other Person.

(b) During the Restricted Period, without the prior written consent of Purchaser, Seller will not, and will cause their Affiliates not to, directly or indirectly, whether as employee, principal, agent, shareholder, partner, consultant, advisor, manager, officer, member, director, or otherwise, engage in the Business within the Geographic Area. Notwithstanding the foregoing, Seller may hold and make passive investments in publicly traded securities or other Interests competitive with the Business; provided that (i) such Seller does not actively participate in or control, directly or indirectly, any investment or other decisions with respect to such investment; and (ii) the equity interests of Seller in any such passive investment do not exceed five percent (5%) of the outstanding equity interests of the issuer thereof.

(c) During the Restricted Period, neither Party shall, and each Party shall cause its respective Affiliates not to, make any public statement or communication that disparages or is intended to disparage the other Party or any of such other Party’s Affiliates, or their respective officers, directors, products, or services; provided, however, that this Section 5.5(c) shall not prohibit any Party from (i) making truthful statements in response to legal process, subpoena, or court order, (ii) providing truthful information in response to any investigation or inquiry by any Governmental Body, (iii) making truthful statements in connection with any good-faith claim or dispute between the Parties arising under this Agreement or any Ancillary Agreement, or (iv) making truthful statements necessary to defend such Party’s reputation in response to public statements made by the other Party or its representatives.

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(d) Recognizing the specialized nature of the Company’s business, Seller acknowledges and agrees that the duration, geographic scope and activity restrictions of this Section 5.5 that are applicable to Seller are reasonable, supported by adequate consideration and necessary for the protection of the interests of Purchaser and its Affiliates. Furthermore, the Parties acknowledge and agree that the restrictions set forth in this Section 5.5 are completely severable and independent, and any invalidity or unenforceability of this Agreement with respect to any one area or any one restriction in this Section 5.5 shall not render this Agreement unenforceable as applied to any one or more of the other areas or other restrictions herein. If, at the time of enforcement of this Section 5.5, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area that is reasonable under such circumstances shall be substituted for the stated duration, scope or area.

(e) The Parties recognize and affirm that, in the event of a breach by any Party of any of the provisions of this Section 5.5, money damages would be inadequate and the non-breaching Party would not have any adequate remedy at law. Accordingly, the Parties agree that each Party shall have the right, in addition to any other rights and remedies existing in its favor, to seek to enforce its rights and the other Party’s obligations under this Section 5.5 by seeking an action or actions for specific performance, injunction, and/or other equitable relief to enforce or prevent any violations, whether anticipatory, continuing, or future, of the provisions of this Section 5.5.

5.6. Release. Effective as of the date of this Agreement, and to induce Purchaser to enter into this Agreement and consummate the transactions hereby, Seller hereby irrevocably releases, remises and forever discharges any and all rights and claims, to the extent such rights and claims have arisen, arise out of or relate to an action or event occurring or existing through the date of this Agreement, that it has had, now has or might have against the Company or Purchaser or any of Purchaser’s Affiliates, whether known or unknown, asserted or unasserted, determined, determinable or otherwise, accrued or unaccrued, liquidated or unliquidated, incurred or consequential, absolute or contingent, due or become due at law or in equity, under contract, tort, statute or otherwise, except for rights and claims arising under this Agreement or the Ancillary Agreements or which cannot be released as a matter of law (the “Released Claims”). Seller expressly, unconditionally and irrevocably waives and relinquishes any and all rights and benefits that it has or may have under Section 1542 of the Civil Code of the State of California and the corresponding Laws of other states, with respect to such Released Claims, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. At Closing Seller shall duly execute and deliver to Purchaser a release releasing all such claims through the date of Closing (the “Closing Release”).

Section 6.	Additional Covenants of the Parties

6.1. Indemnification of Officers and Directors.

(a) All rights to indemnification by the Company existing in favor of those Persons who are or were directors and officers of the Company as of the date of this Agreement (the “D&O Indemnified Persons”) for their acts and omissions taken by them in their capacities as such occurring prior to the Closing Date, as provided in the Company’s organizational documents or in any agreement relating to the exculpation or indemnification of, or the advancement of expenses to and listed on Schedule 6.1(a) (true and complete copies of all such agreements have been made available to by the Company to the Purchaser prior to the date of this Agreement) (any such agreements, the “Indemnification Agreements”), the Company’s directors and officers (in each case, as in effect as of the date of this Agreement), shall survive until the sixth anniversary of the Closing Date and shall be observed by the Company to the fullest extent available under applicable Law, and any claim made requesting indemnification pursuant to such indemnification rights prior to the sixth anniversary of the Closing Date shall continue to be subject to this Section 6.1(a) and the indemnification rights provided under this Section 6.1(a) until disposition of such claim.

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(b) From the Closing Date until the sixth anniversary of the date on which the Closing Date occurs, Purchaser and the Company (together with its successors and assigns, the “Indemnifying Parties”) shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless each D&O Indemnified Person in his or her capacity as an officer or director of the Company against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such D&O Indemnified Person as an officer, director or employee of the Company, to the extent arising out of or pertaining to any and all matters pending, existing or occurring at or prior to the Closing Date, whether asserted or claimed prior to, at or after the Closing Date, in each case, to the extent provided for by, and in accordance with, the Company’s organizational documents and the Indemnification Agreements.

(c) From the Closing Date until the sixth anniversary of the date on which the Closing Date occurs, Purchaser shall maintain in effect, for the benefit of the D&O Indemnified Persons with respect to their acts and omissions occurring prior to the Closing Date, the existing policy of directors’ and officers’ liability insurance maintained by the Company as of the date of this Agreement in the form made available by the Company to Purchaser prior to the date of this Agreement on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy, and, prior to the Closing Date, the Company shall purchase a six-year “tail” policy for the existing policy (the “D&O Tail Policy”); provided, however, that in no event shall Purchaser be required to expend in any one year an amount in excess of 250% of the annual premium currently payable by the Company with respect to such current policy.

(d) In the event that Purchaser or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, Purchaser shall ensure that the successors and assigns of Purchaser or the Company, as the case may be, shall assume the obligations set forth in this Section 6.1.

(e) The provisions of this Section 6.1 shall survive the Closing and are (i) intended to be for the benefit of, and will be enforceable by, each of the D&O Indemnified Persons and their successors, assigns and heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such D&O Indemnified Person may have by contract or otherwise. This Section 6.1 may not be amended, altered or repealed after the Closing Date without the prior written consent of the affected D&O Indemnified Person.

6.2. Disclosure; Confidentiality.

(a) Purchaser shall determine the form and content of any press release or other public statements with respect to this Agreement or the Transactions; provided that Purchaser shall provide Seller with the opportunity to review and comment on any such press release or public statement and Purchaser shall use good faith efforts to accommodate and incorporate any comments from Seller. Neither Seller nor the Company shall (and each of Seller and the Company shall direct its respective Affiliates, directors, officers, employees, agents, representatives and advisors not to) issue any press release or make any public statement regarding this Agreement or the terms hereof, or any of the Transactions, without the prior written consent of Purchaser except in accordance with the terms of Section 6.4 or as other required by Law (in which case, Seller or the Company, as applicable, shall provide Purchaser and its counsel a reasonable opportunity to review and comment on such release or statement and shall consider in good faith any such comments made by Purchaser or its counsel). Notwithstanding anything to the contrary contained herein, (a) Purchaser may provide ordinary course communications regarding this Agreement and the Transactions in connection with financial reporting and fundraising activities to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of Purchaser (which in each case are subject to customary confidentiality obligations) without the consent of Seller and without providing Seller with the opportunity to review and comment on any such communications, (b) the filing of a Legal Proceeding in connection with a dispute between Purchaser or Seller regarding this Agreement or the Transactions will not itself be a breach of this Section 6.2; (c) following the Closing, Purchaser shall be permitted to communicate with Purchaser’s and its Affiliates’ and the Company’s respective employees, customers, suppliers, landlords, insurers and other commercial counterparties regarding the occurrence of the Transactions; and (d) Seller and the Company will take all actions reasonably necessary to obtain the Required Seller Stockholder Vote or otherwise consummate the transactions contemplated by this Agreement and the Ancillary Agreements without the consent of Purchaser.

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(b) Purchaser and the Company shall comply with, and shall cause its respective representatives to comply with, all of its respective obligations under the Confidentiality Agreement which shall survive the termination of this Agreement in accordance with the terms set forth therein.

6.3. Tax Matters.

(a) Tax Returns.

(i) Seller shall file or cause to be filed when due (taking into account all extensions properly obtained) all Pass-Through Company Returns that are required to be filed after the Closing Date with respect to any Pre-Closing Tax Period (“Seller Prepared Returns”). Any such Seller Prepared Return shall be prepared in a manner consistent with the past practice of the Company, and no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used by the Company in prior periods in filing such Seller Prepared Return, except as otherwise required by Section 6.3(e) or by applicable Law. To the extent Purchaser is required by applicable Law to file any such Seller Prepared Returns, Seller will provide, or cause to be provided, a draft of any such Seller Prepared Returns to the Purchaser not less than 15 days prior to the due date (including extensions) for such Seller Prepared Returns for Purchaser’s review and approval (such approval not to be unreasonably withheld, conditioned or delayed).

(ii) Purchaser shall file or cause to be filed when due (taking into account all extensions properly obtained) all Tax Returns of the Company other than Seller Prepared Tax Returns that are required to be filed after the Closing Date with respect to any Pre-Closing Tax Period (“Purchaser Prepared Returns”), and Purchaser shall timely remit or cause to be timely remitted any Taxes due in respect of such Purchaser Prepared Returns. To the extent any Purchaser Prepared Return relates in whole or part to a Pre-Closing Tax Period, such Purchaser Prepared Return shall be prepared in a manner consistent with the past practice of the Company, and no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used by the Company in prior periods in filing such Tax Returns, in each case except as otherwise required by Section 6.3(e) or by applicable Law. For any Purchaser Prepared Return, Purchaser will submit such Purchaser Prepared Return to Seller for review and approval at least 15 days prior to the due date for filing such Purchaser Prepared Return (or, if such due date is within 60 days following the Closing Date, as promptly as practicable following the Closing Date), such approval not be unreasonably withheld, conditioned or delayed. Seller shall promptly reimburse, or cause Seller to reimburse, Purchaser for the portion of any Taxes attributable to the pre-closing portion of any Straddle Period remitted or caused to be remitted by Purchaser pursuant to this Section 6.3(a)(ii) to the extent such Taxes were not otherwise taken into account in determining the Purchase Price.

(iii) In the case of any Straddle Period, (x) the amount of any Taxes based on or measured by income, payroll or receipts of the Company for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and (y) the amount of other Taxes of the Company for a Straddle Period which relate to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the Straddle Period.

(b) With respect to any audit, litigation or other Legal Proceeding with respect to Seller Taxes that relates to a Pass-Through Company Return (or any other Tax Return of the Seller for any period that ends on or prior to the Closing Date) (each a “Tax Claim”), Seller shall have the right to control such Tax Claim, including the defense and settlement thereof; provided that to the extent any such Tax Claim could reasonably be expected to result in an adverse Tax impact on the Company in a Post-Closing Tax Period, Seller shall (1) keep Purchaser reasonably informed concerning the progress of such Tax Claim, (2) provide Purchaser copies of all material correspondence and other documents relevant to such Tax Claim, (3) allow Purchaser to participate (but not control) at Purchaser’s own expense in defense of such Tax Claim, and (4) not settle such Tax Claim without the consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed. With respect to any Tax Claim that (i) does not relate to a Pass-Through Company Return (or any other Tax Return of the Seller for any period that ends on or prior to the Closing Date), (ii) includes (but does not end on) the Closing Date, or (iii) Seller does not elect to control pursuant to the preceding sentence, Purchaser shall control such Tax Claim, including the defense and settlement thereof; provided that prior to the Expiration Date, Purchaser shall (1) keep Seller reasonably informed concerning the progress of such Tax Claim, (2) provide Seller copies of all correspondence and other documents relevant to such Tax Claim, (3) allow Seller to participate (but not control) at Seller’s own expense in defense of such Tax Claim and (4) not settle such Tax Claim without the consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed.

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(c) Purchaser, the Company and their Affiliates, on the one hand, and Seller, on the other hand, shall cooperate as and to the extent reasonably requested by the other party, in connection with the preparation and filing of Tax Returns, and any proceeding, investigation, audit or review by a Tax Authority with respect to Taxes. Such cooperation shall include signing any Tax Returns, amending Tax Returns, claims or other documents necessary to settle any Tax controversy, executing powers of attorney, the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such proceeding, investigation, audit or review and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. Purchaser and the Company agree to retain all books and records with respect to Tax matters pertinent to the Company relating to any Pre-Closing Tax Period at least until the expiration of the statute of limitations applicable to such Pre-Closing Tax Period and to abide by all record retention agreements entered into with any Tax Authority, and Purchaser agrees to give Seller reasonable written notice prior to transferring, destroying or discarding any such books and records and, if Seller so requests, Purchaser or the Company, as the case may be, shall allow Seller to take possession of such books and records.

(d) Purchaser and Seller shall each be responsible for one-half of the amount of any Transfer Taxes. The Party responsible under applicable Law for the filing of any Tax Return for such Transfer Taxes shall timely file all such necessary Tax Returns and other documentation with respect to all such Transfer Taxes and, the paying Party shall promptly be reimbursed by the other Party for one-half of such Transfer Taxes upon notice.

(e) The parties acknowledge that for U.S. federal income Tax purposes, and for purposes of any corresponding provision under state or local Tax Law, the purchase and sale of a portion of the Purchased Interests contemplated by this Agreement is treated as a purchase and sale of a portion of each asset of the Company. For all such Tax purposes, the parties agree that the final Purchase Price (together with any adjustments thereto and any assumed Liabilities, costs, payments and any other amounts properly characterized as consideration for Tax purposes) (the “Tax Purchase Price”) shall be allocated for income Tax purposes in accordance with Section 1060 of the Code and Treasury Regulations promulgated thereunder (the “Allocation Methodology”). Purchaser shall deliver a draft schedule of the allocation of the Tax Purchase Price for income Tax purposes (the “Allocation Schedule”) to Seller within 180 days following the Expiration Date for Seller’s review and comment. Seller shall review and provide comments with respect to such Allocation Schedule within 30 days from delivery to Seller (the “Allocation Review Period”). If Seller does not submit any comments to the Allocation Schedule within such Allocation Review Period, then Seller will be deemed to have approved such Allocation Schedule as prepared by Purchaser and such Allocation Schedule shall be deemed final, absent manifest error. If Seller delivers comments to Purchaser with respect to the Allocation Schedule within such Allocation Review Period, Purchaser and Seller shall use good faith efforts to resolve any dispute in connection with such comments. In the event Purchaser and Seller are unable to agree on any such comments to the Allocation Schedule within 10 days after Purchaser provides its comments, Purchaser and Seller shall engage the Dispute Auditor to resolve the dispute, in accordance with the procedures set forth in Section 1.5(e), mutatis mutandis. The Parties shall not take any position in any audits or on any Tax Return which is inconsistent with the Allocation Schedule determined pursuant to this Section 6.3(e) unless required to do so by a final “determination” pursuant to Section 1313(a) of the Code. All Parties shall timely and properly prepare, execute, file, and deliver all such documents, forms, and other information as the other party may reasonably request in preparing such Allocation Schedule. Adjustments to the final Purchase Price pursuant to this Agreement shall be allocated in a manner consistent with the Allocation Schedule.

6.4. Seller Stockholder Approval.

(a) Immediately following the execution and delivery of this Agreement in lieu of calling a meeting of Seller’s stockholders, Seller shall submit the Stockholder Written Consent, in the form attached hereto as Exhibit C (the “Stockholder Written Consent”), to the Requisite Holders. No later than 24 hours after the execution of this Agreement, Seller shall obtain the Stockholder Written Consent, duly executed and delivered by each Requisite Holder, in accordance with the Delaware General Corporation Law and Seller’s organizational documents. The Parties agree and acknowledge that the Stockholder Written Consent shall be void and of no further effect if this Agreement is terminated in accordance with the terms and conditions hereof.

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(b) Within 10 Business Days after the date of this Agreement, Seller shall file with the SEC a preliminary information statement in accordance with Regulation 14C promulgated under of the Exchange Act (such preliminary information statement and any revised or definitive information statement, the “Information Statement”) relating to the Stockholder Written Consent. Purchaser shall reasonably cooperate with Seller in the preparation of the preliminary Information Statement, the definitive Information Statement and any amendments or supplements thereto and shall promptly furnish to Seller the information relating to Purchaser required by the Exchange Act for inclusion therein. Prior to filing with the SEC, Seller shall provide Purchaser and its counsel a reasonable opportunity to review and comment on the Information Statement and shall consider in good faith for inclusion in the Information Statement any comments made by Purchaser or its counsel. Seller shall use reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect to the Information Statement and to cause the Information Statement in definitive form to be mailed to the holders of shares of Seller’s capital stock entitled thereto as promptly as reasonably practicable after (i) the 10th calendar day after the initial filing of the preliminary Information Statement with the SEC if by such date the SEC has not informed Purchaser that it intends to review the Information Statement or (ii) if the SEC has, by the 10th calendar day after the filing of the initial preliminary Information Statement with the SEC, informed Seller that it intends to review the Information Statement, the date on which the SEC confirms that it has no further comments on the Information Statement. Seller shall notify Purchaser promptly of (and in any event no more than 24 hours after) the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for any amendments or supplements to the preliminary Information Statement or the definitive Information Statement, and if required, Seller shall mail to the holders of shares of Seller’s capital stock, as promptly as reasonably practicable, such amendment or supplement. Prior to filing with the SEC, Seller shall provide Purchaser and its counsel a reasonable opportunity to review and comment on any such amendments or supplements to the Information Statement and shall reasonably consider in good faith for inclusion in any amendments or supplements any comments made by Purchaser or its counsel. If at any time prior to the Closing any event shall occur, or fact or information shall be discovered, that should be set forth in an amendment or supplement to the Information Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable notify the other Party and Seller shall prepare and file with the SEC such amendment or supplement, in consultation with and subject to review by Purchaser and its counsel as promptly as practicable and, to the extent required by Law, cause such amendment or supplement to be disseminated to the holders of shares of Seller’s capital stock.

6.5. Non-Solicitation.

(a) From the date hereof until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 9.1, Seller shall not, and shall cause its Representatives not to, directly or indirectly: (a) solicit, seek, initiate or knowingly encourage, respond to (other than to communicate that Seller is subject to an exclusivity obligation and not permitted to respond further as a result) or facilitate the making of any inquiry, expression of interest, proposal or offer that constitutes, or is reasonably likely to lead to or encourage the initiation or submission of, any expression of interest, inquiry, proposal or offer from any Person (other than Purchaser) relating to a possible Strategic Transaction; (b) participate in, maintain or continue any discussions or negotiations or enter into any agreement with, provide any non-public information to, or provide access to the properties, books or records of Seller or any of its direct or indirect subsidiaries to any Person (other than Purchaser) relating to or in connection with a possible Strategic Transaction; or (c) agree to, accept, recommend or endorse, or publicly propose or announce any intention or desire to agree to, accept, recommend or endorse, any proposal or offer from any Person (other than Purchaser) relating to a possible Strategic Transaction; provided, however, that in each case, Seller shall be permitted to respond to any unsolicited inquiry from any Person (other than Purchaser), solely for the purposes of informing such Person that Seller is subject to an exclusivity obligation and not permitted to respond further as a result.

(b) From the date hereof until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 9.1, Seller shall promptly provide Purchaser with a written description of the material terms of any expression of interest, inquiry, proposal or offer relating to a possible Strategic Transaction (including the material terms and conditions of any such expression of interest, inquiry, proposal or offer and the identity of the third party) that is received by Seller or by any of Seller’s Representatives from any Person (other than Purchaser). From the date hereof until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 9.1, Seller shall not release any third party from, or waive any provision of, any confidentiality agreement to which Seller is a party.

(c) It is understood that any violation of the restrictions set forth above by any of the Representatives of Seller shall be deemed to be a breach of this Section 6.5 by Seller.

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6.6. Regulatory Meetings. From and after the date of this Agreement through the Closing Date, Seller shall provide Purchaser with advance notice of all meetings, conferences, and discussions scheduled with Regulatory Authorities concerning any regulatory matters relating to, the Company or its products not later than five days after the Company receives notice of the scheduling of such meeting, conference, or discussion. Purchaser shall be entitled to have reasonable representation present at all such meetings; provided, however, that (a) the Company shall not, at any time following the date of this Agreement, request any meeting regarding any product with any Regulatory Authority, (b) the Company shall not accept any such meetings without prior approval of Purchaser and (c) the Company shall not attend any meetings with Regulatory Authorities regarding any product without participation of Purchaser in such meeting. The Company and Purchaser shall use reasonable efforts to agree in advance on the scheduling of such meetings, conferences and discussions with any Regulatory Authority and on the agenda and objectives to be accomplished at any such meetings, conferences and discussions. Each party shall provide all such assistance as is reasonably requested by the other in the preparation and conduct of any such meetings, conferences and discussions, including any inspections by Regulatory Authorities.

6.7. Termination of Affiliated Agreements. Prior to or contemporaneously with the Closing, each of Seller and the Company shall agree to the termination of, and shall use its reasonable best efforts to cause any counterparty to terminate, all Affiliate Agreements pursuant to termination agreements in form and substance reasonably satisfactory to Purchaser, such that no party thereto shall have any further rights, duties, obligations or liabilities of any nature whatsoever with respect thereto.

6.8. Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

Section 7.	Indemnification

7.1. Indemnification by Seller. Subject to the other provisions of this Section 7 following the Closing, Seller shall, indemnify Purchaser, its Affiliates, and each of their respective officers, directors, employees, stockholders, agents, other representatives, successors and permitted assigns (each an “Indemnified Party”) in respect of, and hold them harmless against, any Damages suffered, incurred or sustained by any Indemnified Party resulting from or arising out of any:

(a) inaccuracy in or breach of any representation or warranty made by the Company or Seller under Section 2 or Section 3 of this Agreement, respectively, or in certificate delivered to Purchaser by or on behalf of Seller or the Company in connection herewith;

(b) breach or nonfulfillment by the Company or Seller of any of their respective covenants, obligations or agreements contained in this Agreement or any Ancillary Agreement;

(c) claims by any actual or alleged current or former holders of Interests;

(d) Closing Date Indebtedness to the extent not taken into account in the calculation of the Closing Consideration;

(e) Closing Date Transaction Expenses;

(f) Seller Tax Liabilities, to the extent not taken into account in the Closing Date Indebtedness;

(g) Fraud or willful misconduct in connection with the negotiation, execution or consummation of this Agreement or the Transactions;

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(h) any Covered Employee Liabilities; and

(i) any loss related to the failure to properly transfer all applicable Intellectual Property pursuant to the Seller IP Assignment Agreement.

7.2. Third-Party Claims. The Party making a claim under this Section 7 is referred to as the “Indemnified Party,” and the Party against whom such claims are asserted under this Section 7 is referred to as the “Indemnifying Party.”

(a) In the event Purchaser becomes aware of a third-party claim (including any action or proceeding commenced or threatened to be commenced by any third-party) that Purchaser reasonably believes in good faith may result in an indemnification pursuant to Section 7.1) (any such claim, a “Third-Party Claim”), Purchaser shall promptly (and in any event within five Business Days after becoming aware of such claim) notify Seller in writing of such Third-Party Claim (such notice, the “Claim Notice”). The Claim Notice shall describe in reasonable detail (to the extent known by Purchaser) the facts constituting the basis for such Third-Party Claim and the amount of the claimed Damages; provided, however, that no delay or failure on the part of Purchaser in delivering a Claim Notice shall relieve Seller from any liability hereunder (i) except and only to the extent Seller shall have been materially prejudiced as a result of such delay or failure and (ii) except to the extent such Claim Notice was delivered after the applicable survival period. Within 20 days after receipt of any Claim Notice, Seller may, upon written notice thereof to Purchaser (which written notice shall include an acknowledgement by Seller either acknowledging its responsibility for all or part of such claim or demand or notifying the Indemnified Party of its intention to dispute or contest all or part of such responsibility (subject to the limitations contained in this Section 7)), assume control of the defense of the Third-Party Claim referred to therein at Seller’s sole cost and expense with counsel reasonably satisfactory to Purchaser. Notwithstanding anything to the contrary contained herein, Seller shall not be entitled to assume or control the investigation, defense or prosecution of such Third-Party Claim if (A) a material portion of the Damages associated with such Third-Party Claim are not reasonably expected to be indemnifiable hereunder (including in the event the amount in dispute is reasonably likely to exceed the maximum amount for which Seller can then be liable pursuant to this Section 7 in light of the limitations on indemnification contained herein), (B) at the time of assumption or thereafter, Seller fails to demonstrate its ability to conduct the investigation, defense or prosecution actively and diligently and is provided written notice of such failure by the Indemnified Party and such failure is not reasonably cured within 20 days of receipt of such notice, (C) such Third-Party Claim seeks non-monetary, equitable or injunctive relief or alleges any violation of criminal Law, (D) Seller is also a party to such Third Party Claim and the Indemnified Party determines in good faith after consultation with counsel that joint representation would result in a conflict of interest, (E) such Third-Party Claim relates to or arises in connection with any criminal or regulatory proceeding, action, indictment, allegation or investigation, (F) a customer, distributor, vendor, supplier, licensor, licensee or service provider of Purchaser or any of their respective Affiliates is a party to such Third-Party Claim, (G) an adverse resolution of the Third-Party Claim would reasonably be expected to have a material adverse effect on the (x) goodwill or the reputation of any Indemnified Party or the future conduct of any of its business, (y) the assets, liabilities, revenues, or expenses of any Indemnified Party or (z) the ability of any Indemnified Party to exploit any of its or its Affiliates’ Intellectual Property, (H) any Indemnified Party has any liability with respect to any settlement or compromise or (I) the Damages set forth in the Third-Party Claim is more than or equal to the amount then actually available Escrow Amount. The party not controlling the defense of such Third-Party Claim (the “Non-Controlling Party”) may participate therein at its own expense; provided, however, that if Seller assumes control of the defense of such Third-Party Claim and Purchaser has materially conflicting interests or different defenses available with respect to such Third-Party Claim which cause Purchaser to hire its own separate counsel with respect to such proceeding, the reasonable fees and expenses of counsel to Purchaser shall be considered “Damages” for purposes of this Agreement. The party controlling the defense of such Third-Party Claim (the “Controlling Party”) shall keep the Non-Controlling Party advised of the status of such Third-Party Claim and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Third-Party Claim (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Third-Party Claim. The Controlling Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Third-Party Claim without the prior written consent of the Non-Controlling Party, which shall not be unreasonably withheld or delayed; provided, however, that the consent of Purchaser shall not be required with respect to any such settlement or judgment if (A) such settlement or judgment (1) involves no admission of wrongdoing by the Indemnified Party or its Affiliates, and (2) the sole relief provided is monetary damages and (B) Seller agrees in writing to pay or cause to be paid any amounts payable pursuant to such settlement or judgment (net of the Deductible specified in Section 7.5(b)) and such settlement or judgment includes a complete release of Purchaser and their respective Affiliates, directors, officers, employees and representatives from further liability and has no other adverse effect on Purchaser. Purchaser shall not agree to any settlement of, or the entry of any judgment arising from, any such Third-Party Claim without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed. The procedures in this Section 7.2 shall not apply to any Tax Claim, which shall be governed solely by Section 6.3.

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7.3. Indemnification Mechanics.

(a) If an Indemnified Party determines in good faith that such Indemnified Party has a claim for indemnification pursuant to this Section 7, then such Indemnified Party shall deliver a written notice (an “Indemnification Demand”) to Seller which contains a description and the amount of any Damages incurred or reasonably expected to be incurred by the Indemnified Party (to the extent then known).

(b) Upon reasonable request, the Indemnified Party shall furnish Seller with any information to the extent that such information is reasonably necessary in order to evaluate the Indemnification Demand. If Seller in good faith objects to any claim made by the Indemnified Party in the Indemnification Demand, then Seller shall deliver a written notice (an “Indemnification Dispute Notice”) to the Indemnified Party within 30 calendar days following receipt by Seller of an Indemnification Demand from such Indemnified Party. The Indemnification Dispute Notice shall set forth in reasonable detail the principal basis for the dispute of any claim made by the Indemnified Party in the Indemnification Demand. If Seller fails to deliver an Indemnification Dispute Notice prior to the expiration of such 30-calendar day period, then the indemnity claim set forth in the Indemnification Demand shall be conclusively determined in the Indemnified Party’s favor for purposes of this Section 7, and the Indemnified Party shall be indemnified for the amount of the Damages stated in such Indemnification Demand (or, in the case of any notice in which the Damages (or any portion thereof) are estimated, the amount of such Damages (or such portion thereof) as finally determined) on demand or, in the case of any notice in which the Damages (or any portion thereof) are estimated, on such later date when the amount of such Damages (or such portion thereof) becomes finally determined, in either case, subject to the limitations of this Section 7.

(c) If Seller delivers an Indemnification Dispute Notice, then the Indemnified Party and Seller shall attempt in good faith to resolve any such objections raised by Seller in such Indemnification Dispute Notice. If the Indemnified Party and Seller agree to a resolution of such objection, then a memorandum setting forth the matters conclusively determined by the Indemnified Party and the Seller shall be prepared and signed by both parties, and shall be binding and conclusive upon the parties hereto.

(d) If no such resolution can be reached during the 30-day period following the Indemnified Party’s receipt of a given Indemnification Dispute Notice, then upon the expiration of such 30-day period (or such longer period as may be mutually agreed), the Indemnified Parties shall be entitled to pursue all remedies available to them under this Agreement or otherwise at law or in equity with respect to such claims (in each case subject to the terms and limitations set forth in this Agreement).

7.4. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing and remain in full force and effect and expire at 5:00 p.m. New York time on the date that is the nine-month anniversary of the Closing Date; provided, however, that (i) the Fundamental Representations shall survive the Closing and remain in full force and effect and expire at 5:00 p.m. New York time on the date that is the six-year anniversary of the Closing Date and (ii) the Specified Representations shall survive the Closing and remain in full force and effect expire at 5:00 p.m. New York time on the date that is the four-year anniversary of the Closing Date; provided, further, that, with respect to any claim as to which an Indemnified Party shall have, on or prior to such date, delivered an Indemnification Demand, the indemnification obligations hereunder with respect to the claim asserted in such Indemnification Demand, shall survive until such time as such claim is finally resolved and satisfied. All covenants and agreements of the Parties contained in this Agreement (a) that are to be performed at or prior to the Closing shall survive the Closing and remain in full force and effect until the date that is the nine-month anniversary of the Closing Date and (b) that are to be performed following the Closing shall continue in effect and expire until duly performed. The Parties further acknowledge that the time periods set forth in this Section 7.4 for the assertion of claims under this Agreement are the result of arms-length negotiation among the Parties and that they intend for the time periods to be enforced as agreed by the Parties.

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7.5. Limitations.

(a) Except with respect to claims for Fraud or any matters relating to Taxes, the Indemnified Parties’ sole and exclusive source of recovery for indemnification claims under Section 7.1(a) (except with respect to such claims related to breaches or inaccuracies of Fundamental Representations or Specified Representations) shall be recourse against the Indemnity Escrow Funds.

(b) No Indemnified Party shall be entitled to recover any Damages under Section 7.1(a) unless and until the aggregate Damages for which they would otherwise be entitled to indemnification under Section 7.1(a) exceed $25,000 (the “Deductible”) (at which point Purchaser shall become entitled to be indemnified only for such Damages in excess of the Deductible); provided, however, that the Deductible shall not apply to (x) any claims for Fraud or (y) any Damages related to the inaccuracy in or breach of any of the Fundamental Representations or Specified Representations, or (z) any matters relating to Taxes.

(c) No Indemnifying Party shall be liable for any Damages in excess of proceeds actually received by such Indemnifying Party (other than with respect to Fraud by such Indemnifying Party).

(d) Notwithstanding anything contained in this Agreement or elsewhere to the contrary, “material” and “Material Adverse Effect” or similar materiality type qualifications contained in the representations and warranties of the Company or Seller set forth in this Agreement shall be ignored under this Section 7 for purposes of determining the amount of any Damages with respect a breach or inaccuracy of a representation or warranty (but not with respect to whether or not a breach or inaccuracy of a representation or warranty has occurred).

(e) The computation of the Damages pursuant to this Section 7 shall be made after deducting therefrom any indemnity, contribution or other similar payment received by the Indemnified Party from any third party insurer with respect thereto, which the Purchaser shall, as a condition precedent to seeking indemnification hereunder, first use commercially reasonable efforts to pursue to the extent available, less any cost actually incurred by the Indemnified Party in the collection of any such insurance proceeds. In addition, any amount recovered and actually realized by an Indemnified Party from third parties with respect to a loss which has already been indemnified by the Indemnifying Parties shall be promptly paid over by the Indemnified Party to the Indemnifying Parties.

7.6. Manner of Payment; Release of Escrow.

(a) Any payment that an Indemnifying Party is obligated to make to any Indemnified Parties pursuant to this Section 7 shall be made (i) to the extent there is sufficient Indemnity Escrow Funds, by release of such Indemnity Escrow Funds to the Indemnified Party as promptly as practicable after delivery to the Escrow Agent of the joint instructions of Seller and Purchaser pursuant to the Escrow Agreement, and (ii) directly by Seller (subject to the limitations set forth in this Section 7).

(b) Within five Business Days following the date that is six months after the Closing Date, after taking into account any amount of the Indemnity Escrow Fund distributed pursuant to Sections 7.2 and 7.3, Purchaser and Seller shall deliver joint written instructions to the Escrow Agent to deliver to Seller an amount equal to $1,500,000 of the amounts then remaining in the Indemnity Escrow Fund, net of any amount which is or may be necessary to satisfy any unsatisfied claims specified in any Third-Party Claim or Indemnification Demand delivered to Seller in accordance with Section 7.2 or Section 7.3, as applicable, as of 11:59 p.m. Eastern time on such date that would reasonably exceed $1,000,000.

(c) Within five Business Days following the date that is nine months after the Closing Date, Purchaser and Seller shall deliver joint written instructions to the Escrow Agent to deliver to Seller all amounts then remaining in the Indemnity Escrow Fund, net of any amount which, in the reasonable judgment of Purchaser, is or may be necessary to satisfy any unsatisfied claims specified in any Third-Party Claim or Indemnification Demand delivered to Seller in accordance with Section 7.2 or Section 7.3, as applicable, as of 11:59 p.m. Eastern time on such date.

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7.7. Tax Treatment of Payments. The parties hereto agree to treat any payments made pursuant to this Section 7 as adjustments to the Purchase Price for Tax purposes, unless otherwise required by applicable Law.

Section 8.	Closing Conditions

8.1. Conditions to the Obligations of Each Party. The obligations of Seller, the Company and Purchaser to consummate the transactions contemplated herein are subject to the satisfaction or mutual written waiver of each of the following conditions.

(a) No Restraints. No Governmental Order shall have been entered, issued or enforced by any court of competent jurisdiction which prohibits consummation of the Transactions, and there shall not be any Legal Proceeding pending or threatened by or before any Governmental Body, or any Law enacted, entered, enforced or deemed applicable to the Transactions, in each case (i) seeking to prevent, delay, make illegal, restrain or otherwise interfere with the consummation of the transactions contemplated herein or (ii) which substantially deprives the Parties of any of the anticipated material benefits of the Transactions, taken as a whole.

(b) No Governmental Litigation. There shall not be pending before any court of competent jurisdiction any lawsuit or other Legal Proceeding challenging the Transactions that has been commenced by a Governmental Body.

8.2. Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated herein are subject to the satisfaction of the following further conditions (any one of which may be waived in whole or in part by Purchaser in its sole discretion by giving written notice to Seller).

(a) Accuracy of Representations and Warranties. The Fundamental Representations and Specified Representations shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date). The other representations and warranties of the Company and Seller set forth in Section 2 and Section 3 shall be true and correct (without giving effect to any limitation as to materiality or Material Adverse Effect set forth therein) as of the date of this Agreement and of the Closing Date with the same effect as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Material Adverse Effect.

(b) Performance of Covenants. The Company and Seller shall have performed and complied with, in all material respects, all of their respective covenants hereunder at or before the Closing (to the extent that such covenants require performance by the Company or Seller at or before the Closing).

(c) Agreements and Documents. Purchaser shall have received each of the agreements and documents required to be delivered to Purchaser pursuant to Section 1.4(b).

(d) Seller Information Statement. At least 20 calendar days shall have elapsed from the date the definitive Information Statement was mailed to Seller’s stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act.

(e) Estimated Closing Statement. Purchaser shall have received the Estimated Closing Statement and confirmation, reasonably satisfactory to the Purchaser, that all Closing Date Transaction Expenses have been paid.

(f) No Material Adverse Effect. Since the date of this Agreement no Company Material Adverse Effect shall have occurred or be occurring.

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(g) Closing Certificate. The Chief Financial Officer of Seller shall have delivered to Purchaser a certificate to the effect that each of the conditions specified above in Sections 8.2(a), 8.2(b) and 8.2(f) has been satisfied in all respects.

(h) FIRPTA Certificate. Purchaser shall have received from the Company a certificate of the Company for purposes of satisfying Purchaser’s obligations under Section 1.1445-2(c)(3)(i) of the Treasury regulations under the Code in form and substance reasonably satisfactory to Purchaser.

8.3. Conditions to the Obligations of Seller and the Company. The obligations of Seller and the Company to consummate the transactions contemplated herein are subject to the satisfaction of the following further conditions (any one of which may be waived in whole or in part by Seller in its sole discretion by giving written notice to Purchaser).

(a) Accuracy of Representations and Warranties. The representations and warranties of Purchaser set forth in Section 4 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date).

(b) Performance of Covenants. Purchaser shall have performed and complied with, in all material respects, all of its covenants hereunder at or before the Closing (to the extent that such covenants require performance by Purchaser at or before the Closing).

(c) Agreements and Documents. Seller shall have received each of the agreements and documents required to be delivered to Seller pursuant to Section 1.4(a).

(d) Closing Certificate. An authorized officer of Purchaser shall have delivered to Company a certificate to the effect that each of the conditions specified above in Sections 8.3(a) and 8.3(b) is satisfied in all respects.

Section 9.	Termination

9.1. Termination. This Agreement may be terminated prior to the Closing:

(a) by mutual written consent of Purchaser and the Company;

(b) by either Purchaser or the Company if the Transactions shall not have been consummated by the date that is 60 days following the date of this Agreement; provided, however, that (i) a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(b) if the failure to consummate the Transactions by such date is primarily attributable to a failure on the part of such party to perform any covenant in this Agreement required to be performed by such party at or prior to the Closing and (ii) neither Party may terminate this Agreement pursuant to this Section 9.1(b) if the failure of the Closing to occur on or before such date is attributable to the review of, or delay in the clearance or effectiveness of, any filing, registration statement, or other submission to the SEC required in connection with the Transactions, in which case such date shall be automatically extended until the date that is ten (10) Business Days following the completion of such SEC review or clearance;

by either Purchaser or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or there shall exist any Law, in each case, having the effect of permanently restraining, enjoining or otherwise prohibiting or making illegal the Transactions;

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(d) by Purchaser, if the Company or Seller shall have breached or failed to perform any of their respective representations, warranties, covenants, obligations or agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 8.1 or Section 8.2 and (ii) cannot be or has not been cured within 15 calendar days following receipt by the Company of written notice of such material breach or failure to perform; provided, that Purchaser may not terminate this Agreement pursuant to this Section 9.1(d) if Purchaser is in breach of this Agreement such that the Company has the right to terminate this Agreement pursuant to Section 9.1(e) but for the proviso thereto;

(e) by the Company, if Purchaser shall have breached or failed to perform any of their respective representations, warranties, covenants, obligations or agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 8.1 or Section 8.3 and (ii) cannot be or has not been cured within 15 calendar days following receipt by Purchaser of written notice of such material breach or failure to perform; provided, that the Company may not terminate this Agreement pursuant to this Section 9.1(e) if the Company is in breach of this Agreement such that Purchaser has the right to terminate this Agreement pursuant to Section 9.1(d) but for the proviso thereto; or

(f) by Purchaser, if the Stockholder Written Consent has not been delivered to Purchaser within 24 hours following the execution and delivery of this Agreement.

9.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect and no party hereto (or any of its Affiliates, directors, trustees, executors, officers, agents or representatives) shall have any liability or obligation hereunder; provided, however, that (i) this Section 9.2 and Section 10 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) nothing herein shall relieve any party from any liability for fraud or for any willful and material breach by such party prior to the termination of this Agreement.

Section 10.	Miscellaneous Provisions

10.1. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of Purchaser and Seller.

10.2. Expenses. All fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Closing occurs, except (a) that all fees and expenses of the Escrow Agent shall be equally borne by Purchaser and Seller, and (b) expenses, fees or taxes relating to the D&O Tail Policy (as provided in Section 6.1(c)) shall be borne and paid by Seller.

10.3. Waiver.

(a) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10.4. Entire Agreement; Counterparts. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect until the Closing Date. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Agreement may be executed by electronic transmission, each of which shall be deemed an original.

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10.5. Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any Laws, rules or provisions of the State of Delaware that would cause the application of the Laws, rules or provisions of any jurisdiction other than the State of Delaware. Except as set forth in Section 1.5, in any action between any of the parties arising out of or relating to this Agreement or any of the Transactions: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in Delaware; (b) if any such action is commenced in a state court, then, subject to applicable Law, no party shall object to the removal of such action to any federal court located in Delaware; and (c) each of the parties irrevocably waives the right to trial by jury.

10.6. Assignability. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign this Agreement or assign or delegate, as applicable, any of its rights, interests or obligations hereunder without the prior written approval of Purchaser and Seller.

10.7. Third Party Beneficiaries. Except as provided in Section 6.1, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10.8. Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) upon transmission, if sent by electronic transmission (in each case with receipt verified by electronic confirmation), or (c) one Business Day after being sent by courier or express delivery service, provided that in each case the notice or other communication is sent to the address set forth beneath the name of such party below (or to such other address as such party shall have specified in a written notice given to the other parties hereto):

if to Purchaser:

American Type Culture Collection, Inc.
10811 University Boulevard

Manassas, VA 20110

Attention: Aida Lebbos
Email: [***]

with a copy to (which shall not constitute notice):

Cooley LLP
11951 Freedom Drive, 14th Floor

Reston, VA 20190-5656
Attention: Christian Plaza
E-mail: [***]

if to the Company (prior to Closing) or Seller:

International Stem Cell Corporation

9745 Businesspark Ave

San Diego, CA 92131

Attention: Russell Kern

Email: [***]

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with a copy to (which shall not constitute notice):

DLA Piper LLP (US)
4365 Executive Drive
Suite 1100
San Diego, CA 92121
Attention: Patrick O’Malley; Anthony Taranto
Email: [***]

10.9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

10.10.     Specific Performance. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms, that Purchaser, Seller and the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at law, a non-breaching party shall be entitled to seek injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

10.11.     Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Any document shall be considered “made available”, “furnished”, “delivered” or “provided” by Seller or the Company for purposes of this Agreement only to the extent uploaded to the online data room utilized for the transactions contemplated hereby at least three Business Days prior to the Closing Date.

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(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.

(f) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(g) All amounts payable under this Agreement, including the amounts to be set forth in the Estimated Closing Statement and Closing Statement, shall be calculated and paid in U.S. Dollars. Any conversion of a foreign currency into U.S. Dollars shall be at the Exchange Rate.

10.12.     Disclosure Schedule. The Disclosure Schedule has been arranged, for purposes of convenience only, as separate Parts corresponding to the subsections of Section 2 and Section 3. The representations and warranties contained in Section 2 and Section 3 are subject to (a) the exceptions and disclosures set forth in the part of the Disclosure Schedule corresponding to the particular subsection of Section 2 and Section 3 in which such representation and warranty appears; (b) any exceptions or disclosures cross-referenced in such part of the Disclosure Schedule by reference to another part of the Disclosure Schedule; and (c) any exception or disclosure set forth in any other part of the Disclosure Schedule to the extent it is reasonably apparent on the face of such exception or disclosure that such exception or disclosure would qualify such representation and warranty. No reference to or disclosure of any item or other matter in the Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material (nor shall it establish a standard of materiality for any purpose whatsoever) or that such item or other matter is required to be referred to or disclosed in the Disclosure Schedule. The information set forth in the Disclosure Schedule is disclosed solely for the purposes of this Agreement, and no information set forth therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including of any violation of Law or breach of any agreement. The Disclosure Schedule and the information and disclosures contained therein are intended only to qualify and limit the representations, warranties and covenants of the Company contained in this Agreement. Nothing in the Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in this Agreement or create any covenant.

[Signature Page Follows]

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In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

American Type Culture Collection, Inc.

By:	/s/ Ruth Cheng
Name:	Ruth Cheng
Title:	President & CEO

SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

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In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

Target:

Lifeline Cell Technology, LLC

By: /s/ Rebecca McGee
Name: Rebecca McGee
Title:

Intermediate:

International Stem Cell Corporation (CA corporation)

By:/s/ Andrey Semechkin
Name: Andrey Semechkin
Title: Chief Executive Officer

Parent:

International Stem Cell Corporation (DE corporation)

By:/s/ Andrey Semechkin
Name: Andrey Semechkin
Title: Chief Executive Officer

SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

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Exhibit A

Certain Definitions

For purposes of the Agreement (including this Exhibit A):

“Accounting Principles” means GAAP, except for the GAAP exceptions, using the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies); provided, further, that Accounting Principles (i) shall not include any purchase accounting or other adjustment arising out of the consummation of the Transactions, (ii) shall be based on facts and circumstances as they exist prior to the Closing and shall exclude the effect of any act, decision or event occurring on or after the Closing, (iii) shall follow the defined terms contained in this Agreement and (iv) shall calculate any reserves, accruals or other non-cash expense items on a pro rata (as opposed to monthly accrual) basis to account for a Closing that occurs on any date other than the last day of a calendar month.

“Accounts Payable” means all trade and other accounts payable, including accrued expenses, owed by the Company.

“Accounts Receivable” means (a) all billed and unbilled trade accounts receivable and other rights to payment from customers of the Company or the Business and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of the Company or the Business, (b) all other accounts or notes receivable relating to the Company or the Business and the full benefit of all security for such accounts or notes, and (c) any claim, remedy or other right related to any of the foregoing.

“Accrued Company Income Taxes” means, without duplication, the sum of (a) the aggregate accrued and unpaid income Taxes of the Company attributable to any Pre-Closing Tax Period (including the pre-closing portion of any Straddle Period determined in accordance with Section 6.3(a)(iii)) for which a Tax Return is first due (including applicable extensions of time to file) after the Closing that was not filed prior to the Closing, and (b) the aggregate amount of accrued and unpaid Taxes shown as due on any Company Tax Return filed by the Company prior to the Closing Date to the extent such Taxes have not been paid in full prior to the Reference Time, in each case, excluding income Taxes that are reflected on a Pass-Through Company Return. The calculation of Accrued Company Income Taxes shall (i) be computed on a jurisdiction by jurisdiction basis (ii) exclude any deferred Tax Liabilities or deferred Tax assets, (iii) be computed in accordance with the past practice of the Company unless otherwise provided for in this Agreement or except as required by applicable Law, (iv) take into account estimated (or other prepaid) Tax payments to the extent that such payments have the effect of reducing the particular current Tax liability in respect of which such payments were made in each such jurisdiction, provided that, any such Accrued Company Income Tax shall not be less than zero, and (v) exclude any liabilities for accruals or reserves established or required to be established under GAAP methodologies for contingent Taxes or with respect to uncertain Tax positions.

“Adjustment Amount” shall have the meaning set forth in Section 1.5(g).

“Adjustment Escrow Amount” means $100,000.

“Adjustment Escrow Fund” means the Adjustment Escrow Amount, as the same may be increased by investment earnings or decreased by investment losses or payments made in satisfaction of Adjustment Amounts payable to Purchaser pursuant to Section 1.5(g).

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Affiliate Agreement” shall have the meaning set forth in Section 2.23.

A-1

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Allocation Review Period” shall have the meaning set forth in Section 6.3(e).

“Allocation Schedule” shall have the meaning set forth in Section 6.3(e).

“Ancillary Agreements” means the Escrow Agreement, the Transition Services Agreement, and each other agreement, certificate, instrument or document executed or delivered hereunder or thereunder or in connection with the Transactions.

“Anti-Corruption Laws” means all anti-corruption Laws applicable to Company, Seller and their respective Affiliates, including without limitation the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the Anti-Kickback Statute, 42 U.S.C. § 1320a-7b.

“Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA , and (ii) any compensation or benefit Contract, plan, program, agreement, policy or arrangement (including, but not limited to, consulting, employment, compensation, bonus, deferred compensation, incentive compensation, equity purchase, stock option, performance award, restricted stock, other equity or equity-based awards, employee stock ownership, tax gross-up, vacation, paid time off, retention, change-in-control, transaction, severance or termination pay or protection, hospitalization or other medical, life, disability, savings, accidental, cafeteria, flex spending, adoption/dependent/employee assistance, tuition, welfare, or other insurance, profit-sharing, pension, retirement, supplemental retirement, excess benefit, or fringe benefit plan, program, agreement or arrangement), in each case, whether or not written, that is sponsored, maintained or contributed to or required to be contributed for the benefit of any Service Provider (or the spouse, dependents, or other beneficiaries thereof) and for which the Company Group has any direct or indirect liability (whether actual or contingent).

“Business” means the business owned and operated by Seller and the Company as of the execution of this Agreement relating to the development, manufacture, marketing and sale of biological materials and reagents, including but not limited to primary human cells, stem cells, and cell culture media/reagents for use in scientific research.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in Manassas, Virginia or San Diego, California.

“Business Employee” means each employee of Seller or the Company who provides services related to the Business.

“Business Employee Benefit Plan” means each Benefit Plan that is sponsored, maintained or contributed to or required to be contributed for the benefit of any Business Employee (or the spouse, dependents, or other beneficiaries thereof).

“Claim Notice” shall have the meaning set forth in Section 7.2(a).

“Closing” shall have the meaning set forth in Section 1.2.

“Closing Assets” means the current assets of the Company, but excluding Cash, and Cash Equivalents.

“Closing Consideration” shall have the meaning set forth in Section 1.3(b).

A-2

“Closing Date” shall have the meaning set forth in Section 1.2.

“Closing Date Cash” means an amount equal to $250,000.

“Closing Date Indebtedness” means the Debt of the Company existing as of immediately before the Closing.

“Closing Date Net Working Capital” means an amount (which may be positive or negative) equal to (a) the Closing Assets minus (b) the Closing Liabilities, in each case, as of the Reference Time, calculated in accordance with the policies and procedures set forth in the example statement of Closing Date Net Working Capital attached hereto as Exhibit E and determined in accordance with the Accounting Principles.

“Closing Date Transaction Expenses” means, without duplication, (a) all expenses, costs, fees and disbursements incurred by or on behalf of, or payable by, Seller or the Company in connection with the negotiation, documentation, execution and delivery of this Agreement or the consummation of the Transactions, including, all expenses, costs and fees of attorneys, accountants, financial advisors and other advisors (including data room provider fees, brokerage fees, commissions and finders’ fees (whether accruing or payable prior to, at or after the Closing)) of Seller or the Company incurred in connection with the negotiation, documentation, execution, delivery and performance of this Agreement and the consummation of the Transactions, (b) any unpaid fees and expenses or other amounts payable under any services, expense reimbursement or other similar agreements entered into between Seller or the Company, on one hand, and any Representative of Seller, the Company, any equityholder of Seller (or any Affiliate thereof), on the other hand, (c) any transaction bonus, change of control payment, retention bonus, severance or similar amounts due and payable by or on behalf of the Company to current or former independent contractors, consultants, equityholders, officers or employees, of Seller or the Company or termination-related payments or any similar liabilities due or arising as a result of the execution of this Agreement or the consummation of the Transactions (either alone or in combination with any other event), in each case, including the employer portion of any payroll, employment, social security, and similar Taxes payable with respect thereto including the employer portion of any Taxes arising in connection therewith (“Transaction Payroll Taxes”), and (d) all other costs, fees or expenses required to be paid by, or on behalf of, Seller or the Company pursuant to this Agreement, including the Seller’s share of any Transfer Taxes under Section 6.3(d), 50% of any fees and expenses of Escrow Agent, and all expenses and fees relating to the D&O Tail Policy, in each case to the extent that such amounts have not been paid prior to the determination of the Company’s Estimated Closing Date Cash set forth on the Estimated Closing Statement.

“Closing Liabilities” means the current liabilities of the Company, but excluding any liability included in the Closing Date Indebtedness or Closing Date Transaction Expenses, in each case, to the extent actually deducted from the calculation of the Closing Consideration or paid by Seller or the Company prior to the Closing, as applicable.

“Closing Statement” shall have the meaning set forth in Section 1.5(b).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, section 4980B of the Code, and any similar state or local Law.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Data” means all confidential data, information, and data compilations contained in the Company Information Systems or any databases of the Company, including Personal Information, that are used by, or necessary to the business of, the Company.

A-3

“Company Group” shall have the meaning set forth in Section 3.6(d).

“Company Information Systems” means the hardware, software, firmware, middleware, equipment, electronics, platforms, servers, workstations, routers, hubs, switches, interfaces, data, databases, data communication lines, network and telecommunications equipment, websites and Internet-related information technology infrastructure, wide area network and other data communications or information technology equipment, including artificial intelligence, automated decision making, or machine learning technologies, owned, used, leased or licensed by or to the Company, or used to Process Company Data in the conduct of the business of the Company.

“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company.

“Company Privacy Policies” means any (a) internal or external past or present data protection, data usage, privacy and security policies of the Company, (b) public statements, representations, obligations, promises, commitments relating to privacy, security, or the Processing of Personal Information, (c) policies and obligations applicable to the Company as a result of any certification relating to privacy, security, or the Processing of Personal Information, and (d) all purchase orders, task orders, calls, grants, Cooperative Agreements, Other Transaction Authority agreements, and all subcontracts under any of the previously-referenced Contract types between any counter-party that is a prime government contractor or a higher tier subcontractor under a prime government contractor and the Company.

“Consent(s)” means any consent, approval or waiver.

“Contract” means any legally binding contract, plan, undertaking, arrangement, concession, understanding, agreement, franchise, permit, instrument, license, lease, sublease, note, bond, indenture, deed of trust, mortgage, loan agreement or other commitment, whether written or oral, but excluding individual statements of work or purchase orders.

“Controlling Party” shall have the meaning set forth in Section 7.2(a).

“Covered Employee Liabilities” means (i) all Liabilities and obligations related to, associated with or arising out of the Employee Transfer, (ii) all Liabilities and obligations related to, associated with or arising out the Business Employees attributable to the period prior to 12:01 am on May 16, 2026, and (iii) all Liabilities under any Benefit Plan of the Company Group, regardless of whether it is a Business Employee Benefit Plan.

“D&O Indemnified Persons” shall have the meaning set forth in Section 6.1(a).

“D&O Tail Policy” shall have the meaning set forth in Section 6.1(c).”Damages” means any and all deficiencies, judgments, settlements, losses, damages, interest, fines, penalties, Taxes, costs and expenses (including reasonable legal, accounting and other costs and expenses of professionals incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification, compensation or reimbursement therefor).

“Data Processor” means a natural or legal Person, public authority, agency or other body that Processes Personal Information on behalf of or at the direction of the Company.

A-4

“Debt” means, as of any time with respect to any Person, without duplication, any and all Liabilities (including all Liabilities in respect of principal, accrued or unpaid interest, premiums, fees, expenses and penalties, including prepayment and early termination fees) for (a) any indebtedness whether current, short-term or long-term and whether secured or unsecured (including any indebtedness to a subsidiary or parent entity, if applicable), (b) any obligation evidenced by bonds, debentures, mortgages, notes or other similar instruments or securities, whether current, short-term or long-term, and whether secured or unsecured, (c) any obligations for the deferred or contingent purchase price of property or services, including any acquisition related deferred purchase price payable at or following Closing (but excluding any trade payables and accrued expenses arising in the ordinary course of business) or any “earn-out” or similar payments or obligations (in each case, calculated assuming such amounts are due and payable in full as of the Closing), (d) any obligation with respect to factoring arrangements, letters of credit (including standby letters of credit to the extent drawn upon), surety bonds, performance bonds, hedges, swaps, bank guarantees, bankers’ acceptances, bank overdrafts or similar facilities, charges and instruments, (e) any capitalized or financing leases, (f) obligations under interest rate, currency rate or commodity price protection, swap agreements, collar agreements or similar arrangements designed to provide protection against fluctuations in any price or rate, including any breakage costs or fees if such arrangements were terminated on the Closing Date, (g) all obligations for accrued, earned or outstanding severance or other termination payments or benefits owed with respect to the termination of employment or service of any current or former officer, director, manager, employee, independent contractor or other service provider of Seller or the Company arising prior to the Closing (or at Closing pursuant to a Contract or arrangement made by Seller or the Company prior to the Closing), (h) any unfunded or underfunded pension liabilities or obligations and any unfunded or underfunded post-retirement and post-employment benefits, liabilities or obligations, (i) any earned but unpaid amounts under any nonqualified deferred compensation plan, programs, agreements or arrangement, (j) all earned, accrued or otherwise payable bonuses, commission or other incentive compensation or accrued but unpaid paid time-off, vacation, sick or other leave owed or otherwise payable to any current or former director, officer, manager, employee, independent contractor or other service provider of Seller or the Company with respect to any period prior to or ending as of Closing, (k) all retention bonus obligations with respect to any current or former director, officer, manager, employee, independent contractor or other service provider that are or become outstanding as of the Closing, (l) all employer-side payroll, employment, unemployment, social security and other similar Taxes with respect to the liabilities set forth in the foregoing clauses (g) through (l), (m) obligations to Seller or its Affiliates or any direct or indirect equityholders of Seller or the Company, (n) any dividends or distributions payable, (o) any accounts payable aged over 90 days, (p) deferred revenue or advance payments, (q) unaccrued sales discounts earned from customers but not applied as of the Closing Date, (r) any Accrued Company Income Taxes and (s) any obligation of the type referred to in clauses (a) through (r) of another Person the payment of which the Company or Seller has guaranteed or for which the Company or Seller is responsible or liable, directly or indirectly, jointly or severally, as obligor or guarantor.

“Disclosure Schedule” means the disclosure schedule that has been prepared by Seller and the Company and delivered to Purchaser on the date of the Agreement.

“Dispute Auditor” shall have the meaning set forth in Section 1.5(d).

“Dispute Notice” shall have the meaning set forth in Section 1.5(c).

“Dispute Period” shall have the meaning set forth in Section 1.5(c).

“Disputed Item” shall have the meaning set forth in Section 1.5(c).

“Employee Transfer” means the transfer of the employment of the Business Employees engaged by Parent prior to May 16, 2026 to the Company effective as of May 16, 2026 in accordance with and pursuant to the certain employee transfer letters by and between the Business Employees and the Company.

“Enforceability Exceptions” shall have the meaning set forth in Section 2.1.

A-5

“Entity” means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Environmental Law” means any federal, state or local law (including common law), statute, ordinance, code, rule or regulation issued by a Governmental Body relating to (a) the protection, preservation or restoration of the environment (including, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource); (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, any Hazardous Substances; or (c) safety issues (including human and occupational safety and health), in each case as amended.

“Environmental Permit” means any permit, license, review, certification, approval, registration, consent or other authorization issued pursuant to any Environmental Laws.

“Equity Securities” means with respect to any Person, all (i) units, capital stock, partnership interests or other equity interests (including classes, groups or series thereof having such relative rights, powers or obligations as may from time to time be established by the issuer thereof or the governing body of its Affiliate, as the case may be, including any “profits interests”) or securities or agreements providing for profit participation features, equity appreciation rights, phantom equity or similar rights to participate in profits, (ii) warrants, options or other rights to purchase or otherwise acquire, or contracts or commitments that could require the issuance of, securities described in the foregoing clause of this definition, and (iii) other securities or interests convertible or exchangeable into securities described in the foregoing clauses of this definition.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity that, together with the Company or any of its Affiliates, would be treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

“Escrow Agent” means Western Alliance Bank.

“Escrow Agreement” means the Escrow Agreement to be dated as of the Closing Date by and among Seller, Purchaser and the Escrow Agent.

“Escrow Amount” means the Adjustment Escrow Amount plus the Indemnity Escrow Amount.

“Escrow Funds” means the Adjustment Escrow Fund and the Indemnity Escrow Fund.

“Estimated Closing Date Cash” shall have the meaning set forth in Section 1.5(a).

“Estimated Closing Date Indebtedness” shall have the meaning set forth in Section 1.5(a).

“Estimated Closing Date Net Working Capital” shall have the meaning set forth in Section 1.5(a).

“Estimated Closing Date Transaction Expenses” shall have the meaning set forth in Section 1.5(a).

“Estimated Closing Statement” shall have the meaning set forth in Section 1.5(a).

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“Estimated Net Working Capital Adjustment” means, as applicable: (a) the amount by which the Estimated Closing Date Net Working Capital is less than the Target Net Working Capital (expressed as a negative amount), (b) the amount by which the Estimated Closing Date Net Working Capital is greater than the Target Net Working Capital (expressed as a positive amount), or (c) if the Estimated Closing Date Net Working Capital is equal to the Target Net Working Capital, $0.

“Ex-Im Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer and import controls, including the Export Administration Regulations and the customs and import Laws administered by U.S. Customs and Border Protection.

“Exchange Rate” means the exchange rate reported in the U.S. edition of The Wall Street Journal (or other publication chosen by the parties by mutual written consent from time to time) for, as applicable, either the business day immediately preceding the relevant date or the last business day of the relevant period or, where the required timing of any applicable determination makes determination as of such date impossible or impracticable, the most recent business day for which such exchange rates are available.

“Expiration Date” means the date on which the Adjustment Amount is finally determined in accordance with Section 1.5(g).

“FDA” shall mean the United States Food and Drug Administration, or any successor agency thereto.

“Final Net Working Capital Adjustment” means, as applicable: (a) the amount by which the Closing Date Net Working Capital is less than the Target Net Working Capital (expressed as a negative amount), (b) the amount by which the Closing Date Net Working Capital is greater than the Target Net Working Capital (expressed as a positive amount) or (c) if the Closing Date Net Working Capital is equal to the Target Net Working Capital, $0.

“Fraud” means Delaware common law fraud.

“Fundamental Representations” means the representations and warranties set forth in Section 2.1 (Authority; Binding Nature of Agreement), Section 2.2 (Subsidiaries; Organization; Etc.), Section 2.3 (Capitalization, Etc.), Section 2.7 (Title to Assets; Sufficiency of Assets), Section 2.17 (Tax Matters), Section 2.22 (Financial Advisors), Section 3.1 (Organization of Seller), Section 3.2 (Authority; Binding Nature of Agreement), and Section 3.10 (Financial Advisors).

“GAAP” means United States generally accepted accounting principles.

“Geographic Area” means anywhere in the world where the Company conducts the Business as of the Closing Date.

“Government Bid” means any bid or proposal provided by the Company to (a) a Governmental Body or (b) an entity that is either a current or prospective prime contractor to a Governmental Body or currently or prospectively performing a contract with a governmental entity at a higher tier than the Company, that would, if accepted, constitute a Government Contract.

“Governmental Body” means any national, federal, regional, state, provincial, local, or foreign or other Governmental Body or instrumentality, legislative body, court, administrative agency, regulatory body, commission or instrumentality, including any multinational authority having governmental or quasi-governmental powers, or any other industry self-regulatory authority.

“Government Contract” means any Contract whose ultimate customer is a Governmental Body, including any purchase orders, task orders, calls, grants, cooperative agreements, other transaction authority agreements, and all subcontracts under any of the foregoing Contract, including, but not limited to, Contracts between any counterparty, on the one hand, that is a prime government contractor or a higher-tier subcontractor under a prime government contractor, and the Company, on the other hand.

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“Government Official” means (a) any officer or employee of any Governmental Body, (b) any person acting in an official capacity on behalf of a Governmental Body, (c) any officer or employee of a Person that is majority or wholly owned by a Governmental Body or (d) any officer or employee of a public international organization, such as the World Bank or the United Nations.

“Governmental Order” means any order, writ, judgment, injunction, decree (including any consent decree, corporate integrity agreement or similar agreed order or judgment), stipulation, ruling, determination or award issued or entered by any Governmental Body.

“Hazardous Substance” means any (i) substance listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous, or a “pollutant” or “contaminant” or otherwise regulated or giving rise to liability, under any Environmental Law; (ii) any substance for which exposure is regulated by any Governmental Body or any Environmental Law, including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, or special waste; and (iii) petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde foam insulation, lead, mold, mold spores and mycotoxins or polychlorinated biphenyls or other similar substances.

“Health Care Law” means all applicable Laws relating to the regulation, provision, management, administration of and payment for, health care services and items, including: (a) 42 U.S.C. §§ 1320a-7, 7a and 7b; (b) the federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); (c) the Stark Law, 42 U.S.C. § 1395nn; (d) the civil False Claims Act, 31 U.S.C. §§ 3729-3733; (e) the federal fraud provisions at 18 U.S.C. §§ 286, 287, 666, 1035, and 1347; (f) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.) and state health information data breach notification, privacy and security laws; (g) the Controlled Substances Act (21 U.S.C. § 801 et seq.); (h) the Medicare statute (Title XVIII of the Social Security Act) the Medicaid statute (Title XIX of the Social Security Act), TRICARE (10 U.S.C. § 1071 et seq.), and the Children’s Health Insurance Program (“CHIP”); (i) any federal, state or local Laws with respect to health care related fraud and abuse, false claims, self-referral, anti-kickback, billing, coding, documentation and submission of claims, dispensing medicines or controlled substances, health care professional credentialing and licensing, sales and marketing, health care quality and safety, the corporate practice of medicine, fee-splitting and health care facility or agency licensing; and (j) in each case, all regulations, manuals, orders, or administrative guidance and requirements promulgated under or related to such Laws and any other similar federal, state or local Laws, as the same may be amended, modified, or supplemented from time to time, and any successor statute thereto.

“Inbound Licenses” shall have the meaning set forth in Section 2.11(e).

“Indemnification Agreements” shall have the meaning set forth in Section 6.1(c).

“Indemnification Demand” shall have the meaning set forth in Section 7.3(a).

“Indemnification Dispute Notice” shall have the meaning set forth in Section 7.3(b).

“Indemnified Party” shall have the meaning set forth in Section 7.1.

“Indemnifying Parties” shall have the meaning set forth in Section 6.1(b).

“Indemnity Escrow Amount” means an amount equal to $2,500,000.

“Indemnity Escrow Fund” means the Indemnity Escrow Amount, as the same may be increased by investment earnings or decreased by investment losses or payments made in satisfaction of the indemnification obligations owed to Indemnified Parties from time to time.

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“Information Security Program” means a written information security program that complies with Privacy Laws, that when appropriately implemented and maintained would constitute reasonable security procedures and practices appropriate to the nature of Personal Information, and that is at least as stringent as one or more relevant industry standards and that includes: (a) written policies and procedures regarding Personal Information, and the Processing thereof, (b) administrative, technical and physical safeguards to protect the security, confidentiality, availability, and integrity of any Personal Information owned, controlled, maintained, held, or Processed by the Company or Data Processors, (c) disaster recovery, business continuity, incident response, and security plans, procedures and facilities, and (d) protections against Security Incidents, Malicious Code, and against loss, misuse, unauthorized access to, and disruption of, the Processing of Company Data, Company Information Systems and the systems of any Data Processor.

“Information Statement” shall have the meaning set forth in Section 6.4(b).

“Insurance Policies” shall have the meaning set forth in Section 2.20.

“Intellectual Property” means and includes algorithms, APIs, application program interfaces, customer lists, databases, schemata, data collections, design documents and analyses, diagrams, documentation, domain names, drawings, formulae, inventions (whether or not patentable), internet protocol addresses, know-how, literary works, logistics information, logos, maps, marketing plans and collateral, marks (including names, logos, slogans, and trade dress), methods, methodologies, network configurations, architectures, topologies and topographies, processes, program listings, programming tools, proprietary information, protocols, sales data, schematics, specifications, software, software code (in any form including source code and executable or object code), subroutines, user interfaces, techniques, URLs, Web sites, works of authorship, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing such as blueprints, compilations of information, instruction manuals, notebooks, prototypes, reports, samples, studies, and summaries).

“Intellectual Property Rights” means all intellectual property rights in any jurisdiction throughout the world including the following:

(a) Patents;

(b) trademarks, trade names, service marks, designs, logos, symbols, trade dress, corporate names, trade styles, Internet domain names, social media addresses and handles, and other similar identifiers of origin, in each case, whether or not registered, and all pending applications for registration of the same, together with the goodwill associated with any of the foregoing and symbolized thereby (collectively, “Trademarks”);

(c) copyrights, whether or not registered, and all pending applications for registration of the same, published and unpublished works of authorship, whether or not copyrightable, copyrights in and to the foregoing, together with all common law rights and moral rights therein, and any applications and registrations therefor; and

(d) Know-How; and

(e) all technical data, computer software, and computer software documentation.

“Interests” shall have the meaning set forth in the recitals of this Agreement.

“Inventory” means all inventories held by the Company or otherwise relating to or held in connection with the Business, including raw materials, parts, work in process and finished goods.

“IP Escrow Agreement” shall have the meaning set forth in Section 5.4(a).

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“IRS” means the Internal Revenue Service.

“Know-How” means all information and data of a technical, scientific, business, or other nature, including know-how, Trade Secrets, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, results, regulatory data, and other physical and analytical, pre-clinical, clinical, safety, manufacturing, assay, sequencing and quality control data and information, including study designs and protocols, and information regarding methodology; in each case (whether or not confidential, proprietary, patented, or patentable, of commercial advantage or not) in written, electronic, or any other form now known or hereafter developed.

“Knowledge” of the Seller or the Company, as applicable, or any other similar knowledge qualification, means the actual knowledge after reasonable investigation of the Knowledge Individuals (and assuming such knowledge as the individual would have as a result of the reasonable performance of the individual’s duties in the ordinary course including inquiry of reasonable additional parties that should have knowledge of applicable matters).

“Knowledge Individuals” means the following persons: Russell Kern, Rebecca McGee and Andrey Semechkin.

“Law” means any federal, state, or foreign law, statute, constitution, principle of common law, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body, including Healthcare Laws.

“Leased Real Property” shall have the meaning set forth in Section 2.10(b).

“Legal Proceeding” means any action, suit, litigation, arbitration, subpoena, civil investigative demand, whistleblower or qui tam action, proceeding (including any civil, criminal or appellate proceeding), hearing, claim, complaint, demand, cause of action, citation, investigation or inquiry commenced, brought, conducted or heard by or before any court or other Governmental Body or any arbitrator or Arbitration Panel.

“Liabilities” means any and all direct or indirect liabilities, obligations, commitments, expenses, claims, deficiencies, or guaranties of any nature whatsoever, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, liquidated or unliquidated, due or to become due.

“Lien” or “Liens” means with respect to any specified asset, any and all liens, mortgages, deeds of trust, lease, rights of way, easements, rights of first refusal, title or survey defect, encumbrances, restrictions covenants, options, security interests, claims, charges, pledges or other adverse claim or encumbrance.

“Malicious Code” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “ransomware,” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (a) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed, or (b) damaging or destroying any data or file without the user’s consent.

A-10

“Material Adverse Effect” means any effect, event, change, occurrence or circumstance that, considered together with any other effect, event, change, occurrence or circumstance that has occurred prior to the date of determination of the occurrence of a Material Adverse Effect, (i) has or would reasonably be expected to have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of the Company, taken as a whole or (ii) would reasonably be expected to prevent or materially delay (or has so prevented or materially delayed) Seller’s ability to perform its obligations under this Agreement or consummate the Transactions in accordance with the terms of this Agreement; provided, however, that none of the following (individually or in combination) shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any natural disaster or any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation or armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, (b) any epidemic or pandemic in the United States or any other country or region in the world, or any escalation of the foregoing, (c) any change in U.S. GAAP or applicable Law or the interpretation thereof, (d) general economic or political conditions or conditions generally affecting the industries in which the Company operates (including changes in interest or exchange rates), in each case, in the United States or anywhere else in the world; except in each case, to the extent disproportionately affecting the Company, taken as a whole, relative to other similarly situated companies in the industries in which the Company operates, (e) any adverse effect resulting directly or indirectly from any change in accounting requirements or principles or any change in applicable Laws, (f) the Parties’ entry into this Agreement, the announcement of this Agreement or the transactions contemplated hereby (including (i) the disclosure of the identity of Purchaser and (ii) any communication by Purchaser regarding the plan or intentions of Purchaser with respect to the conduct of the Company’s business or relating to the transactions contemplated hereby) or any action required by this Agreement, (g) any acts taken, failures to take action, or such other events or circumstances to which Purchaser has consented, (h) to the extent attributable to the events described in clauses (a) through (f), the Company’s failure to meet internal or published projections, forecasts, or revenue or earning predictions for any period and (i) any damage, destruction, impairment, or other loss of or with respect to any asset to the extent substantially covered by insurance and acknowledged to be so covered by the insurer in writing (but only to the extent that such changes or developments occur after the date of this Agreement).

“Material Contracts” means any Contracts set forth in Part 2.12(a) of the Disclosure Schedule.

“Material Customers” shall have the meaning set forth in Section 2.24(a).

“Material Distributors” shall have the meaning set forth in Section 2.24(c).

“Material Vendors” shall have the meaning set forth in Section 2.24(b).

“Money Laundering Offense” means any violation of the criminal laws of the United States or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (a) the criminal laws against terrorism; (b) the criminal laws against money laundering, (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, or (e) the USA PATRIOT Act. “Money Laundering Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Money Laundering Offense.

“Net Working Capital Adjustment” means an amount equal to the Final Net Working Capital Adjustment minus the Estimated Net Working Capital Adjustment (which could result in either a positive or negative amount).

“Non-Controlling Party” shall have the meaning set forth in Section 7.2(a).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Operating Agreement” shall have the meaning set forth in Section 2.2(c).

A-11

“Outbound Licenses” shall have the meaning set forth in Section 2.11(f).

“Party” or “Parties” means Purchaser, the Company and Seller.

“Pass-Through Company Return” means any Tax Return of the Company as to which the Company is treated as a pass-through entity (including as a disregarded entity or partnership) for purposes of such Tax Return.

“Patents” means all patents and patent applications (including provisional applications), including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, re-issues, additions, renewals, extensions, confirmations, registrations, any confirmation patent or registration patent or patent of addition based on any such patent, patent term extensions, and supplemental protection certificates or requests for continued examinations, foreign counterparts, and the like of any of the foregoing.

“Pension Plan” shall have the meaning set forth in Section 3.6(e).

“Permits” means any license, permit, authorization, franchise, approval, allowance, consent, certificate, qualification, waiver, concession, exemption, exception, Governmental Order or filing with any Governmental Body, registration, notice or any similar document or authority that has been issued or granted by any Governmental Body.

“Permitted Encumbrances” means: (a) Liens for current Taxes not yet due and payable; (b) statutory or common law Liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (c) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Law or governmental regulations; (d) statutory or common law Liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies, and other like Liens; and (e) any restrictions under applicable securities laws.

“Person” means any individual, Entity or Governmental Body.

“Personal Information” means any information relating to or reasonably capable of being associated with an identified or identifiable person, device or household or any information Processed by or on behalf of the Company that constitutes “personal information,” “personal data,” or other similar terms under applicable Privacy Laws.

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and the portion of any Straddle Period beginning after the Closing Date.

“Pre-Closing Period” shall have the meaning set forth in Section 5.1.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date, and the portion of any Straddle Period through the end of the Closing Date.

“Pre-Closing Taxes” means Taxes of the Company properly attributable to a Pre-Closing Tax Period.

“Primary Business Employee” means each employee of Seller who provides a majority of his or her business time providing services related to the Business.

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“Privacy Laws” means any and all Laws, regulations, rules, guidance, guidelines and standards, and Contracts relating to the protection or Processing of Personal Information that are applicable to the Company, including: (a) the CAN-SPAM Act of 2003, 15 U.S.C. § 7701, et seq.; the Telephone Consumer Protection Act (“TCPA”), 47 U.S.C. § 227, et seq.; the Fair Credit Reporting Act, 15 U.S.C. § 1681, et seq.; the Electronic Communications Privacy Act, 18 U.S.C. §§ 2510-22; the Stored Communications Act, 18 U.S.C. §§ 2701-12, et seq.; the California Consumer Privacy Act, Cal. Civ. Code § 1798.100, et seq.; California Online Privacy Protection Act, Cal. Bus. & Prof. Code § 22575, et seq.; the European Union’s Directive on Privacy and Electronic Communications (2002/58/EC) as implemented by countries within the European Economic Area (“EEA”); the General Data Protection Regulation (2016/679) (“EU GDPR”) as implemented by countries within the EEA; the UK Privacy and Electronic Communications (EC Directive) Regulations 2003 (SI 2003/2426); the UK Data Protection Act 2018 and the EU GDPR as it forms part of the law of England and Wales by virtue of section 3 of the European Union (Withdrawal) Act 2018 (“UK GDPR”); U.S. state and federal Laws that prohibit unfair or deceptive acts and practices, such as the Federal Trade Commission Act, 15 U.S.C. § 45, et seq.; and all other Laws, binding regulations and guidance relating to data protection, information security, cybercrime, Security Incident notification, social security number protection, outbound communications and/or electronic marketing, use of electronic data, artificial intelligence, automated decision-making, machine learning technologies and privacy matters (including online privacy) in any applicable jurisdictions, (b) each Contract relating to the Processing of Personal Information applicable to the Company, and (c) each applicable rule, code of conduct, or other requirement of self-regulatory bodies and applicable industry standards, including, to the extent applicable, the Payment Card Industry Data Security Standard (“PCI-DSS”).

“Processing,” “Process,” or “Processed” means any access, collection, acquisition, protection, use, recording, maintenance, operation, dissemination, re-use, storage, sale, modification, sharing, distribution, transfer, disclosure, re-disclosure, security, destruction, deletion, disposal, or any other processing (as defined by Privacy Laws) of any Company Data, Personal Information or Company Information Systems.

“Publicly Available Software” means each of: (i) any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, “copyleft,” open source software (e.g. Linux), or similar licensing and distribution models; and (ii) any software that requires as a condition of use, modification, and/or distribution of such software that other software or technology incorporated into, derived from, or distributed with such software: (a) be disclosed or distributed in source code form; (b) be licensed for the purpose of making derivative works; or (c) be redistributable at no or minimal charge (such licenses under this clause (ii) being “Hereditary Licenses”). Publicly Available Software includes software licensed or distributed under any of the following licenses or distribution models similar to any of the following: (a) GNU General Public License (GPL) or Lesser/Library GPL (LGPL), (b) the Artistic License (e.g. PERL), (c) the Mozilla Public License, (d) the Netscape Public License, (e) the Sun Community Source License (SCSL), (f) the Sun Industry Source License (SISL), (g) the Apache Server License, and (h) any other license approved by the Open Source Initiative and listed at opensource.org/licenses.

“Purchase Price” shall have the meaning set forth in Section 1.3(a).

“Purchased Interests” shall have the meaning set forth in Recitals.

“Purchaser” shall have the meaning set forth in the preamble of this Agreement.

“Purchaser Prepared Return” shall have the meaning set forth in Section 6.3(a)(ii).

“Reference Time” means 12:01 a.m., New York time, on the Closing Date.

“Registered IP” means all Intellectual Property that is registered, filed, or issued under the authority of any Governmental Body or Internet domain name registrar, including all patents, registered copyrights, registered mask works, registered trademarks, and Internet domain names, and all applications for any of the foregoing.

A-13

“Required Seller Stockholder Vote” shall have the meaning set forth in Section 3.9.

“Representative” means, with respect to any Person, any director, officer or employee of such Person and any agent, consultant, legal, accounting, financial or other advisor or other representative authorized by such Person to represent or act on behalf of such Person with respect to the relevant matter.

“Regulatory Permits” shall have the meaning set forth in Section 2.16(a).

“Requisite Holders” shall have the meaning set forth in Recitals.

“Restricted Period” shall have the meaning set forth in Section 5.5(a).

“San Diego Lease” means, collectively, (i) the Standard Industrial/Commercial MultiTenant Lease Net dated October 19, 2021, by and between Rehco Holdings, LLC (“Lessor”) and Seller and S Real Estate Holdings, LLC, with respect to the premises at [***] (ii) the Scripps Ranch Office Lease Agreement dated November 30, 2021, by and between Lessor and Seller, with respect to the premises [***] and (iii) the Co-Tenant Agreement dated December 15, 2021, by and between Seller and S Real Estate Holdings, LLC.

“Sanctioned Country” means any country or region that is the subject or target of a comprehensive embargo under Sanctions Laws (including, without limitation, Cuba, Iran, North Korea, Syria and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine).

“Sanctioned Person” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any individual or entity listed on any U.S. or applicable non-U.S. sanctions- or export-related restricted party list, including OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) any entity that is, in the aggregate, 50% or greater owned, directly or indirectly, or otherwise controlled by a person or persons described in clause (i); or (iii) any person located, organized, or resident in, or the government of, a Sanctioned Country.

“Sanctions Laws” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State).

“Security Incident” means any unauthorized Processing of Company Data, any unauthorized access to the Company Information Systems, or any incident that may require notification to any Person, Governmental Body, or any other entity under Privacy Laws.

“Seller” shall have the meaning set forth in the preamble of this Agreement.

“Seller Financial Statements” has the meaning set forth in Section 2.5(b).

“Seller Prepared Returns” shall have the meaning set forth in Section 6.3(a)(i).

“Seller SEC Reports” means each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed or furnished by Seller pursuant to the Securities Act or the Exchange Act with the SEC since January 1, 2024, in each case, as such documents have since the time of their filing been amended or supplemented as of the date that is two Business Days prior to the date of this Agreement.

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“Seller Tax Liabilities” means (a) Pre-Closing Taxes, (b) Taxes of Seller or its Affiliates (other than Taxes of the Company) or for which any of the foregoing is liable, for any Tax period, (c) Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of Seller or of the Company) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local, or non-U.S. Tax Law, (d) all Taxes of any Person imposed on the Company as a transferee or successor, by Contract or pursuant to any applicable Law, which Taxes relate to an event or transaction occurring before the Closing, and (e) Seller’s share of Transfer Taxes under Section 6.3(d).

“Service Provider” means each current and former employee, consultant, independent contractor, director, or other service provider of the Company Group.

“SOX” has the meaning set forth in Section 2.5(a).

“Specified Materials” shall have the meaning set forth in Section 5.4(a).

“Specified Representations” means the representations and warranties set forth in Section 2.11 (Intellectual Property, Data Protection and Cyber Security), Section 2.16 (Regulatory Compliance), and Section 3.7 (International Trade: Import/Export Control).

“Stockholder Written Consent” shall have the meaning set forth in Section 6.4(a).

“Straddle Period” means any taxable period beginning on or before the Closing Date and ending after the Closing Date.

“Strategic Transaction” means any transaction involving: (a) the sale, license, disposition or acquisition of any assets of the Company; (b) the issuance, grant, disposition or acquisition of (i) any capital stock or other equity security of the Company or any of its direct and indirect subsidiaries, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock or other equity security of the Company or any of its direct and indirect subsidiaries, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company or any of its direct and indirect subsidiaries; or (c) a merger, amalgamation, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its direct and indirect subsidiaries.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, any partnership, limited liability company, corporation or other business entity of which (a) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, limited liability company or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

“Support Agreement” shall have the meaning set forth in Recitals.

“Target Net Working Capital” means an amount equal to $1,775,000.

“Tax” or “Taxes” means (a) all federal, state, local or non-U.S. taxes, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, including net income, gross income, windfall profit, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, stamp, transfer, registration, production, sales, use, excise, license, franchise, gross receipts, alternative or add-on minimum, ad valorem, value-added, environmental, escheat and unclaimed property obligations, and all other taxes of any kind, and any charges, interest or penalties imposed by any Tax Authority with respect to any taxes, and (b) any liability for the payment of amounts determined by reference to amounts described in clause (a) as a result of any obligation under any agreement or arrangement (including any Tax Sharing Agreement), as a result of being a transferee or successor, or by Contract.

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“Tax Authority” means the U.S. Internal Revenue Services and any other domestic or non-U.S. Governmental Body responsible for the imposition, administration, assessment, and/or collection of any Tax.

“Tax Claim” shall have the meaning set forth in Section 6.3(b).

“Tax Purchase Price” shall have the meaning set forth in Section 6.3(e).

“Tax Returns” means any return, statement, report, Tax filing or form (including estimated Tax returns and reports, withholding Tax returns and reports, any schedule or attachment, and information returns and reports), including any amendments.

“Tax Sharing Agreement” means any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract or arrangement, whether written or unwritten (other than any commercial Contract entered into in the ordinary course of business the primary purpose of which is not Tax), including any such agreement, Contract or arrangement included in any purchase or sale agreement, merger agreement, joint venture agreement or other document.

“Technology” means data, diagrams, inventions, methods and processes (whether or not patentable), algorithms, active pharmaceutical ingredients, mask works, network configurations and architectures, proprietary information, protocols, layout rules, schematics, packaging and other specifications, techniques, interfaces, verification tools, works of authorship, technical documentation, designs, test reports, routines, formulae, test vectors, IP cores, net lists, photomasks, processes, prototypes, samples, studies, and all other forms of technology

“Third-Party Claim” shall have the meaning set forth in Section 7.2(a).

“Trade Control Laws” shall have the meaning set forth in Section 3.7(a).

“Trade Secrets” means all trade secrets and other proprietary business information, including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice) and Technology, including manufacturing and production processes and techniques, formulas, compositions, formulations, research and development information, drawings, specifications, designs, plans, charts, diagrams, proposals, technical data, data bases, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and supplier lists and information, in each case, that derives value from or confers a competitive advantage due to its secrecy or confidentiality.

“Transactions” means the sale and purchase of the Purchased Interests and the other transactions contemplated by this Agreement and the Ancillary Agreements.

“Transfer Taxes” means any transfer, sales, use, value added, stamp, documentary, recording, registration, conveyance, stock transfer, controlling interest transfer, real property transfer, intangible property transfer, personal property transfer, registration, duty, securities transactions or similar fees or similar Taxes or governmental charges (together with any interest or penalty, addition to Tax or additional amount imposed) as levied by any Tax Authority in connection with the Transactions, including any payments made in lieu of any such Taxes or governmental charges that become payable in connection with the Transactions.

“Transferred Employee” shall have the meaning set forth in Section 5.3(a).

“Transition Services Agreement” shall have the meaning set forth in Recitals.

“Withholding Agent” shall have the meaning set forth in Section 1.7.

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Exhibit B

Support Agreement

B-1

Exhibit C

Form of Stockholder Written Consent

C-1

Exhibit D

Form of Transition Services Agreement

D-1

Exhibit E

Example Calculation of Closing Date Net Working Capital

E-1

Exhibit F

Form of Membership Interest Assignment

F-1

Exhibit G

Form of Seller IP Assignment

G-1

schedules

to the

Membership Interest Purchase Agreement

by and among

American Type Culture Collection, Inc.;

International Stem Cell Corporation (a DE corporation);

International Stem Cell Corporation (a CA corporation);

and

Lifeline Cell Technology, LLC